UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

The NASDAQ OMX Group, Inc.

(Name of Registrant as Specified In its Charter)

N/A

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THE NASDAQ OMX GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 27, 2010

To the holders of voting securities of The NASDAQ OMX Group, Inc.:

Please take notice that the annual meeting of stockholders of The NASDAQ OMX Group, Inc., a Delaware corporation, will be held at NASDAQ OMX MarketSite, Four Times Square, New York, New York 10036, on May 27, 2010, at 9:00 a.m., local time, for the following purposes, all as described in the attached proxy statement:

1.	To elect 15 directors to a one-year term;

2.	To ratify the appointment of Ernst & Young LLP as NASDAQ OMX’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.	To approve the amended and restated NASDAQ OMX Equity Incentive Plan;

4.	To approve an amendment to the NASDAQ OMX Equity Incentive Plan to allow for a one-time stock option exchange program;

5.	To approve the amended and restated NASDAQ OMX Employee Stock Purchase Plan;

6.	To approve the NASDAQ OMX 2010 Executive Corporate Incentive Plan;

7.	To approve the conversion of Series A preferred stock into common stock; and

8.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

We urge you to read carefully the attached proxy statement for additional information concerning the matters to be considered at this meeting.

Our board of directors has fixed the close of business on April 1, 2010 as the record date for the determination of holders of our voting securities entitled to vote at the annual meeting. Only holders of record at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment of the meeting. A list of these holders will be available at the annual meeting, and for at least 10 days prior to the annual meeting, at our principal executive offices at One Liberty Plaza, New York, New York 10006.

To ensure your representation at the 2010 annual meeting of stockholders, you are urged to vote, whether or not you plan to attend the meeting, by proxy by one of the following methods as promptly as possible:

1.	Submit a proxy via the Internet or telephone pursuant to the instructions provided in the notice of Internet availability of proxy materials that we will mail no later than April •, 2010 to holders of voting securities as of the record date; or

2.	Request printed copies of the proxy materials by mail pursuant to the instructions provided in the notice of Internet availability of proxy materials and complete, date, sign and return the proxy card that you will receive in response to your request.

If you attend the meeting, you may revoke your proxy and vote in person, even if you have previously submitted a proxy for your NASDAQ OMX securities.

By Order of the Board of Directors,

Robert Greifeld Chief Executive Officer

New York, New York

April •, 2010

THE NASDAQ OMX GROUP, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2010

We are furnishing this proxy statement to the holders of the voting securities of The NASDAQ OMX Group, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use in voting at the annual meeting of stockholders to be held at the time and place and for the purposes set forth in the accompanying notice of annual meeting, and at any and all adjournments or postponements of this meeting.

In accordance with SEC rules, instead of mailing printed copies of our proxy materials to each stockholder of record, we are furnishing the proxy materials for the 2010 annual meeting by providing access to these documents on the Internet. A notice of Internet availability of proxy materials is being mailed to holders of our voting securities. We first mailed or delivered this notice to holders of our voting securities on or about April •, 2010. The notice of Internet availability contains instructions for accessing and reviewing our proxy materials and submitting a proxy over the Internet. Our proxy materials were made available at http://ir.nasdaqomx.com/annuals.cfm on the date that we first mailed or delivered the notice of Internet availability. The notice will also tell you how to request our proxy materials in printed form or by e-mail, at no charge. The notice contains a control number that you will need to submit a proxy for your securities.

THE ANNUAL MEETING

When and where is the meeting? The annual meeting is scheduled to be held at NASDAQ OMX MarketSite, Four Times Square, New York, New York 10036, on May 27, 2010, at 9:00 a.m. local time.

What is the purpose of the meeting? At the annual meeting, the holders of NASDAQ OMX’s voting securities will be asked to consider and vote upon each of the following matters:

1.	To elect 15 directors to a one-year term;

2.	To ratify the appointment of Ernst & Young LLP as NASDAQ OMX’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.	To approve the amended and restated NASDAQ OMX Equity Incentive Plan;

4.	To approve an amendment to the NASDAQ OMX Equity Incentive Plan to allow for a one-time stock option exchange program;

5.	To approve the amended and restated NASDAQ OMX Employee Stock Purchase Plan;

6.	To approve the 2010 NASDAQ OMX Executive Corporate Incentive Plan;

7.	To approve the conversion of Series A preferred stock into common stock; and

8.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

Who is entitled to vote? Only holders of record listed on the books of NASDAQ OMX at the close of business on April 1, 2010 (the record date) of the following NASDAQ OMX securities will be entitled to notice of, and to vote at, the annual meeting:

•	common stock, par value $0.01 per share; and

•	3.75% Series A convertible notes due 2012 (the voting notes, and together with the common stock, the NASDAQ OMX securities).

As of the record date, there were outstanding • shares of common stock (including shares of restricted common stock entitled to vote at the annual meeting). Our certificate of incorporation provides holders of the voting notes the right to vote on a converted basis with holders of the common stock on matters submitted for a stockholder vote. As of the record date, the voting notes were convertible into 34,482 shares of our common stock.

A list of holders entitled to vote at the annual meeting will be available at the annual meeting and for at least 10 days prior to the annual meeting, between the hours of 9:00 a.m. and 5:00 p.m. local time, at our principal executive offices, One Liberty Plaza, New York, New York 10006. You may arrange to review this list by contacting NASDAQ OMX’s corporate secretary, Joan Conley, c/o The NASDAQ OMX Group, Inc., One Liberty Plaza, New York, New York 10006.

How many votes do I have? Each share of common stock has one vote, subject to the voting limitation in our certificate of incorporation that generally prohibits a holder from voting in excess of 5% of the total voting power of NASDAQ OMX. The holder of each voting note is entitled to the number of votes equal to the number of shares of common stock into which that voting note could be converted on the record date, subject to the 5% voting limitation contained in our certificate of incorporation.

Is my vote confidential? Your individual vote is confidential and will not be disclosed to third parties. Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be displayed except as required by law.

What constitutes a quorum? The presence of the holders of a majority (greater than 50%) of the votes entitled to be cast at the meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you submit a proxy by Internet, by telephone or by returning a signed and dated proxy card (if proxy materials are requested in printed form) or if you vote in person at the annual meeting. Abstentions and broker non-votes are counted as present and entitled to vote at the meeting for purposes of determining a quorum.

Who counts the votes? Our transfer agent, BNY Mellon, tabulates the votes and acts as inspector of elections.

How do I vote? You can ensure that your NASDAQ OMX securities are voted at the meeting by:

•	attending the meeting and voting in person, as discussed below;

•	submitting your proxy by Internet or telephone; or

•	if you request a printed copy of proxy materials, completing, signing, dating and returning the proxy card in the envelope provided.

Proxy Submission by Internet. You have the option to submit a proxy for your securities through the Internet. The notice of Internet availability of proxy materials contains the website address for Internet proxy submission. Internet proxy submission is available 24 hours a day until 11:59 p.m. (E.D.T.) on May 26, 2010. You must enter your control number, which is printed in the lower right hand corner of the notice of Internet availability, and you will be given the opportunity to confirm that your instructions have been properly recorded.

Proxy Submission by Telephone. You have the option to submit a proxy for your securities by telephone. The notice of Internet availability of proxy materials will have information about Internet proxy submission but is not permitted to include a telephone number for submitting a proxy by phone because that would enable a stockholder to submit a proxy without first accessing the proxy materials.

The instructions for telephonic proxy submission are provided on the website where the proxy materials can be viewed. You will be provided with a telephone number for submitting your proxy at this site.

Alternatively, if you request paper copies of the proxy materials, your proxy card will list a toll-free telephone number that you may use to submit a proxy for your shares. Telephone proxy submission is available 24 hours a day until 11:59 p.m. (E.D.T.) on May 26, 2010. When you submit a proxy by telephone, you will be required to enter your control number. You will then receive easy-to-follow voice prompts allowing you to instruct the proxy holders how to vote your securities and to confirm that your instructions have been properly recorded. If you are located outside the United States or Canada, you should instruct the proxy holders how to vote your securities by Internet or by mail.

Proxy Submission by Mail. If you choose to submit a proxy by mail after requesting and receiving printed proxy materials, simply complete, sign and date your proxy form and return it in the postage-paid envelope provided.

How do I complete the proxy? The proxy provides that each stockholder may vote his or her NASDAQ OMX securities “For” or “Against” or “Abstain” for individual nominees or for all of the nominees, and may vote “For” or “Against” or “Abstain” from voting with respect to the ratification of NASDAQ OMX’s independent registered public accounting firm, and the requested approval of: (i) the amended and restated NASDAQ OMX Equity Incentive Plan, (ii) an amendment to the NASDAQ OMX Equity Incentive Plan to allow for a one-time stock option exchange program, (iii) the amended and restated NASDAQ OMX Employee Stock Purchase Plan, (iv) the 2010 NASDAQ OMX Executive Corporate Incentive Plan, and (v) the conversion of Series A preferred stock into common stock.

Whichever method you select to transmit your instructions, the proxy holders will vote your securities as provided by those instructions. IF YOU PROVIDE A PROXY WITHOUT SPECIFIC VOTING INSTRUCTIONS, YOUR NASDAQ OMX SECURITIES WILL BE VOTED BY THE PROXY HOLDERS FOR THE ELECTION OF THE DIRECTORS NAMED IN THIS PROXY STATEMENT AND FOR THE OTHER PROPOSALS SET FORTH HEREIN.

IF YOUR NASDAQ OMX SECURITIES ARE HELD BY A BROKER, BANK OR OTHER NOMINEE THAT DOES NOT HAVE EXPRESS AUTHORITY TO VOTE ON A PARTICULAR MATTER, YOU WILL RECEIVE INSTRUCTIONS FROM YOUR NOMINEE, WHICH YOU MUST FOLLOW TO HAVE YOUR NASDAQ OMX SECURITIES VOTED. THE BROKER, BANK OR OTHER NOMINEE MAY ONLY VOTE THE NASDAQ OMX SECURITIES THAT IT HOLDS FOR YOU AS PROVIDED BY YOUR INSTRUCTIONS, SUBJECT TO CERTAIN EXCEPTIONS DESCRIBED BELOW.

What do I need to do to attend the annual meeting? If you are a holder of record, you should indicate that you plan to attend the meeting when submitting your proxy. For the safety and comfort of our stockholders, admission to the annual meeting will be restricted to holders of record and beneficial owners of NASDAQ OMX securities as of April 1, 2010. You will need to provide a valid government-issued photo identification, such as a driver’s license or passport, to gain entry to the annual meeting. If you are a beneficial owner of NASDAQ OMX securities held by a bank, broker or other nominee, you also will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from the bank, broker or other nominee are examples of proof of ownership. If you want to vote in person your NASDAQ OMX securities held by a bank, broker or other nominee, you will have to obtain a proxy, executed in your favor, from the holder of record. You may contact NASDAQ OMX’s corporate secretary, Joan C. Conley, c/o The NASDAQ OMX Group, Inc., One Liberty Plaza, New York, New York 10006, in writing or by facsimile (at 301-978-5088), to obtain directions to the annual meeting.

What are the board’s recommendations? The NASDAQ OMX board recommends that you vote FOR each of the nominees for director named in Proposal 1 and FOR Proposals 2 through 7.

What vote is required to elect each director? Our directors are elected by the holders of a majority of votes cast at any meeting for the election of directors at which a quorum is present and there is an uncontested election.1 The fifteen nominees must receive the affirmative vote of the holders of a majority of the votes cast for the election of directors to be duly elected to the board of directors in an uncontested election. Any securities not voted, for example by abstention or, if applicable, broker non-vote, will not impact the vote. Our bylaws and corporate governance guidelines require that in an uncontested election, a director-nominee submit an irrevocable resignation as a condition to his or her nomination for election. If a director fails to receive the requisite number of votes in an uncontested election, the irrevocable resignation becomes effective and such resignation will be considered by the nominating and governance committee, which committee will recommend such resignation to the full board and the full board will act on the resignation promptly following certification of the stockholder vote. The NASDAQ OMX board is required to disclose publicly its decision-making process with respect to the director resignation. See “Proposal I: Election of Directors” and “NASDAQ OMX Corporate Governance Guidelines and Code of Ethics” for full details of this policy. The 2010 election of directors is an uncontested election.

If you hold your shares through a broker, it is important that you cast your vote if you want it to count in the election of directors. In the past, if you held your shares in street name through a broker and you did not indicate how you wanted your shares voted in the election of directors, your broker was allowed to vote those shares on your behalf in the broker’s discretion. Recent regulatory changes eliminate the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, no votes will be cast on your behalf. For more information on this topic, see the SEC Investor Alert issued in February 2010 entitled “New Shareholder Voting Rules for the 2010 Proxy Season” at http://www.sec.gov/investor/alerts/votingrules2010.htm.

What is a broker non-vote? If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.”

What vote is required to approve the other proposals? The following proposals require an affirmative vote of the holders of a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. For these votes, abstentions have the effect of a vote against these proposals. Broker non-votes, if applicable, have no effect on these proposals.

•	Ratification of Appointment of Ernst & Young LLP;

•	Approval of the amended and restated NASDAQ OMX Equity Incentive Plan;

•	Approval of an amendment to the NASDAQ OMX Equity Incentive Plan to allow for a one-time stock option exchange program;

•	Approval of the amended and restated NASDAQ OMX Employee Stock Purchase Plan;

•	Approval of the 2010 NASDAQ OMX Executive Corporate Incentive Plan; and

•	Approval of the conversion of Series A preferred stock into common stock.

What if other items come up at the annual meeting and I am not there to vote? We are not now aware of any matters to be presented at the annual meeting other than those described in this proxy statement. When you provide your voting instructions by Internet or telephone, or return a signed and dated proxy card, you give the

[1]	Certain amendments to NASDAQ OMX’s by-laws cannot become effective until NASDAQ OMX’s Self-Regulatory Subsidiaries (as defined in the by-laws) file the amendments with, and/or receive the approval of, the SEC. On February 24, 2010, The NASDAQ Stock Market LLC filed a proposed rule change with the SEC regarding a proposed amendment to the NASDAQ OMX by-laws to adopt a majority vote standard in an uncontested election. The SEC has not yet approved this proposed rule change, but The NASDAQ Stock Market LLC anticipates receiving such approval before NASDAQ OMX files its definitive proxy statement.

proxy holders the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting. If the meeting is adjourned or postponed, your NASDAQ OMX securities may be voted by the proxy holders on the new meeting date, unless you have revoked your proxy instructions before that date.

Can I change my vote? You can change your vote by revoking your proxy at any time before it is exercised in one of three ways:

•	Submit a later dated proxy (including a proxy submitted through the Internet, by telephone or by proxy card);

•

Notify NASDAQ OMX’s corporate secretary, Joan C. Conley, c/o The NASDAQ OMX Group, Inc., One Liberty Plaza, New York, New York 10006, in writing or by facsimile (at 301-978-5088), that you are revoking your proxy; or

•	Vote in person at the annual meeting.

If you are a beneficial owner of NASDAQ OMX securities held by a bank, broker or other nominee, you will need to contact the bank, broker or other nominee to revoke your proxy.

When will the results of the voting be available? Votes will be tabulated by the independent inspector of elections appointed for the meeting. Preliminary results will be announced at the meeting and, thereafter, final results will be posted on our website at http://ir.nasdaqomx.com/annuals.cfm. Voting results also will be reported in a current report on Form 8-K, which is expected to be filed with the U.S. Securities and Exchange Commission (SEC) within four business days after the meeting.

Who is paying the costs of this proxy solicitation? We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (who will not receive any additional compensation for these solicitations), in person or by telephone, electronic transmission and facsimile transmission. NASDAQ OMX will, upon request, reimburse brokers, banks and other nominees for their reasonable expenses in sending proxy material to their beneficial owners/customers and obtaining their proxies. We have hired BNY Mellon to assist in soliciting proxies at a fee of $7,500 plus costs and expenses for these services. Your cooperation in promptly submitting your proxy through the Internet or by telephone, or, if proxy materials are requested by mail, by dating and returning the enclosed proxy card will help to avoid additional expense.

Does NASDAQ OMX have a practice of householding? In a further effort to reduce printing and postage fees for the meeting notice, NASDAQ OMX has adopted a practice approved by the SEC known as “householding.” Under our practice, stockholders who have the same last name and address will receive a notice of Internet availability of proxy materials, unless one or more of these stockholders notifies us that he or she desires to continue to receive a separate copy of the proxy materials. Beneficial owners can request information about householding from their banks, brokers or other holders of record. If you would like to receive a separate copy of the proxy materials, please send an email to investor.relations@nasdaqomx.com, or in the alternative, please call the NASDAQ OMX Investor Relations department at 212-401-8742.

PROPOSAL I

ELECTION OF DIRECTORS

The business and affairs of NASDAQ OMX are managed under the direction of our board of directors. Pursuant to our certificate of incorporation and by-laws and based on our governance needs, the board may determine the total number of directors. Currently, the board is authorized to have fifteen directors. Our directors have diverse backgrounds and experience and represent a broad spectrum of viewpoints. All of the current members of the board have been nominated by our nominating and governance committee for reelection to one-year terms. All nominees have consented to be named in this proxy statement and to serve on the NASDAQ OMX board, if elected. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to the board of directors to vote for a substitute.

In an uncontested election, our directors are elected by a majority of votes cast at any meeting for the election of directors at which a quorum is present. This election is an uncontested election, and therefore, each of the fifteen nominees must receive the affirmative vote of a majority of the votes cast to be duly elected to the board of directors. Any securities not voted by abstention will not impact the vote. Our corporate governance guidelines require that, in an uncontested election, a director-nominee must submit an irrevocable resignation as a condition to his or her nomination for election. If a director fails to receive the requisite number of votes in an uncontested election, the irrevocable resignation becomes effective and such resignation will be considered by the nominating and governance committee. This committee will recommend to the full board whether or not to accept the resignation. The board is required to act on the recommendation and to disclose publicly its decision-making process with respect to the resignation.

Board Responsibilities

In addition to its general oversight of management, the board also performs a number of specific functions, including:

•	Reviewing, approving and overseeing our corporate strategies and corporate actions including long-term strategic plans and evaluating the results;

•	Reviewing, approving and overseeing fundamental financial information and reporting;

•	Assessing major risks and reviewing options for their mitigation;

•	Overseeing management’s efforts to establish and maintain the highest legal, regulatory and ethical conduct of all businesses, including conformity with applicable laws and regulations;

•	Selecting, evaluating and approving the compensation of the Chief Executive Officer and other senior officers and overseeing succession planning for these executives;

•	Evaluating the overall structure and effectiveness of the board, board members and committees and overseeing effective corporate governance; and

•	Providing advice and counsel to senior management.

Separation of Roles of Chairman and Chief Executive Officer

NASDAQ OMX separates the roles of chairman of the board and Chief Executive Officer. NASDAQ OMX believes that this separation of roles promotes more effective communication channels for the board to express its views on management.

Director Classifications

In accordance with SEC requirements to ensure that balanced viewpoints are represented on our board of directors, NASDAQ OMX’s by-laws require that all directors be classified as:

•	Industry Directors;

•	Non-Industry Directors, which are further classified as either Public Directors or Issuer Representatives; or

•	Staff Directors.

The number of Non-Industry Directors, including at least one Public Director and at least one Issuer Representative of a listed company, is required to equal or exceed the number of Industry Directors, unless the NASDAQ OMX board consists of ten or more directors. In that case, at least two directors must be Issuer Representatives. We establish the classification of each director based on a questionnaire with specific questions relating to the classifications. NASDAQ OMX’s corporate secretary annually certifies to the board of directors the classification of each director.

The following is a general description of NASDAQ OMX’s director classifications:

•

Industry Director means a director who is not a Staff Director and who (i) is or has served in the prior three years as an officer, director, or employee of a broker or dealer, excluding an outside director or a director not engaged in the day-to-day management of a broker or dealer; (ii) is an officer, director (excluding an outside director) or employee of an entity that owns more than 10% of the equity of a broker or dealer, and the broker or dealer accounts for more than 5% of the gross revenues received by the consolidated entity; (iii) owns more than 5% of the equity securities of any broker or dealer, whose investments in brokers or dealers exceed 10% of his or her net worth, or whose ownership interest otherwise permits him or her to be engaged in the day-to-day management of a broker or dealer; (iv) provides professional services to brokers or dealers, and such services constitute 20% or more of the professional revenues received by the director or 20% or more of the gross revenues received by the director’s firm or partnership; (v) provides professional services to a director, officer, or employee of a broker, dealer, or corporation that owns 50% or more of the voting stock of a broker or dealer, and such services relate to the director’s, officer’s or employee’s professional capacity and constitute 20% or more of the professional revenues received by the director or 20% or more of the gross revenues received by the director’s firm or partnership; or (vi) has a consulting or employment relationship with, or provides professional services to, NASDAQ OMX or its affiliates or the Financial Industry Regulatory Authority (FINRA), or any predecessor, or has had any such relationship or provided such services at any time within the prior three years;

•

Non-Industry Director means a director who is not a NASDAQ OMX employee and who is (i) a Public Director; (ii) an Issuer Representative; or (iii) any other individual who would not be an Industry Director;

•	Public Director means a director who has no material business relationship with a broker or dealer, NASDAQ OMX or its affiliates or FINRA;

•	Issuer Representative means a director who is a director, officer or employee of an issuer of securities listed on The NASDAQ Stock Market; and

•	Staff Director means a director who is also an officer of NASDAQ OMX.

Director Independence

NASDAQ OMX is currently listed on The NASDAQ Stock Market and NASDAQ Dubai. The rules of The NASDAQ Stock Market require that a majority of the members of our board of directors be independent. NASDAQ Dubai requires that at least two directors be independent. In order to qualify as independent under NASDAQ OMX’s rules, a director must satisfy a two-part test. First, the director must not fall into any of several categories that would automatically disqualify the director from being deemed independent. These categories prohibit the findings of independence for:

•	a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company;

•

a director who accepted, or who has a family member who accepted, certain compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

•

a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, certain payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more;

•

a director of the company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the company serve on the compensation committee of such other entity; or

•

a director who is, or has a family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

Second, no director qualifies as independent unless the board affirmatively determines that the director has no direct or indirect relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In assessing the independence of its members, the board examined the commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships of each member. The board’s inquiry extended to both direct and indirect relationships with the company.

NASDAQ OMX also is listed on NASDAQ Dubai and, as a result, is subject to the NASDAQ Dubai listing standards and the requirements of the Dubai Financial Services Authority (DFSA) set forth in the Offered Securities Role Module of the DFSA Rulebook. Under the DFSA rules, a director is considered independent if the board determines the director to be independent in character and judgment and to have no relationship or circumstances that are likely to affect, or could appear to affect, the director’s judgment in a manner other than in the best interests of the company.

Based upon detailed written submissions by each director, the board has determined that all of our current directors are independent, other than Messrs. Greifeld and Kazim. Mr. Greifeld is deemed not to be independent because he is the Chief Executive Officer of NASDAQ OMX. Mr. Kazim is deemed not to be independent because of his affiliations with Borse Dubai, our largest stockholder, and NASDAQ Dubai.

Information With Respect to Director Nominees

Listed below are the nominees for directors. The information for each nominee includes the nominee’s principal occupation, business experience, directorships of publicly-traded companies in the past five years, age as of the date of this proxy statement, and the year the nominee was first elected a director. Each nominee, if elected, will serve for a one-year term expiring at the 2011 annual meeting and until the election and qualification of his or her successor.

We are obligated by the terms of a securityholders’ agreement dated April 22, 2005 among NASDAQ OMX, Silver Lake and other parties to nominate and generally use best efforts to cause the election to the NASDAQ OMX board of one individual designated by Silver Lake, subject to certain conditions. Mr. Hutchins has been designated by Silver Lake as its candidate.

We also are obligated by the terms of a stockholders’ agreement dated February 27, 2008 between NASDAQ OMX and Borse Dubai to nominate and generally use best efforts to cause the election to the NASDAQ OMX board of two individuals designated by Borse Dubai, subject to certain conditions. Mr. Kazim is the only individual designated by Borse Dubai as its candidate.

Name	Age	Classification	Director Since
Urban Bäckström	55	Non-Industry; Public Director	2008
H. Furlong Baldwin	78	Non-Industry; Public Director	2000
Michael Casey	64	Non-Industry; Issuer Representative	2001
Lon Gorman	61	Industry	2003
Robert Greifeld	52	Staff Director	2003
Glenn H. Hutchins	54	Industry	2005
Birgitta Kantola	62	Non-Industry	2008
Essa Kazim	51	Industry	2008
John D. Markese	64	Non-Industry; Public Director	1996
Hans Munk Nielsen	63	Non-Industry	2008
Thomas F. O’Neill	63	Industry	2003
James S. Riepe	66	Non-Industry	2003
Michael R. Splinter	59	Non-Industry; Issuer Representative	2008
Lars Wedenborn	51	Non-Industry	2008
Deborah L. Wince-Smith	59	Non-Industry; Public Director	2004

Nominees

Urban Bäckström was elected non-executive Deputy Chairman of NASDAQ OMX’s board of directors effective March 1, 2008. Previously, he was Chairman of OMX’s board of directors since April 2007 and a board member since 2005. He is currently, since June 1, 2005, also Managing Director of the Confederation of Swedish Enterprise, a pro-business non-profit organization representing 54,000 Swedish companies. Between 1991 and 1993, Mr. Bäckström was State Secretary in the Ministry of Finance in Sweden. From 1994 to December 31, 2002, Mr. Bäckström was Chairman and Governor of The Swedish Central Bank. During that period he also served on the board of the Bank for International Settlement, as a board member from 1994 to 1999 and as Chairman from 1999 to 2002. He also represented Sweden as Governor of the International Monetary Fund, in the Group-of-ten, in the European Monetary Institute, a forerunner to the European Central Bank (ECB) between 1995 and 1998 and in the General Council of ECB between 1999 and 2002. Mr. Bäckström was, in accordance with the Swedish Central Bank Act, restricted from seeking employment for ten months after leaving the Central Bank. From November 2003 until May 2005, he was Chief Executive Officer of Skandia Liv, one of the largest life insurers in Sweden.

Skills and Qualifications

Mr. Bäckström has extensive experience in the international financial field where he maintains broad contacts, and he brings a global perspective to the NASDAQ OMX board. Mr. Bäckström also has senior leadership and risk management experience as a result of his past roles.

H. Furlong Baldwin was elected non-executive Chairman of NASDAQ OMX’s board of directors effective May 12, 2003 and has been a member of NASDAQ OMX’s board of directors since July 2000. Mr. Baldwin also served as a member of FINRA’s board of governors from 1999 until 2003. Mr. Baldwin served as Chairman and Chief Executive Officer of the Mercantile Bankshares Corporation, a multi-bank holding company, from April 1976 until March 2001. Mr. Baldwin retired as Chairman and member of the Mercantile board of directors in March 2003. Mr. Baldwin joined Mercantile-Safe Deposit & Trust Company in 1956 and was elected President of Mercantile-Safe Deposit & Trust Company and Mercantile Bankshares Corporation in 1970, and Chairman and Chief Executive Officer in 1976. Mr. Baldwin serves on the boards of W.R. Grace & Co., Platinum Underwriters Holdings, Ltd. and Allegheny Energy, Inc.

Skills and Qualifications

Mr. Baldwin has served in senior leadership roles in his positions as Chairman and Chief Executive Officer of Mercantile Bankshares Corporation. In these roles, Mr. Baldwin was responsible for all aspects of that company’s operations and negotiated multiple mergers and acquisitions. Mr. Baldwin also has served on the boards of directors and compensation and governance committees of several public companies, bringing extensive public company experience to the NASDAQ OMX board.

Michael Casey was elected to NASDAQ OMX’s board of directors in January 2001. He is an advisor to the Chief Executive Officer and Chief Financial Officer of Starbucks Corporation, a leading roaster and retailer of specialty coffee. Prior to his current position, Mr. Casey served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Starbucks from September 1997 to October 2007 and Senior Vice President and CFO from August 1995. Mr. Casey is a member of the lululemon athletica inc. board of directors.

Skills and Qualifications

Due to his extensive background in finance and accounting, Mr. Casey meets the criteria of an audit committee financial expert for the NASDAQ OMX board. Mr. Casey brings ample finance and accounting experience as a direct result of his responsibilities as CFO of Starbucks. While at Starbucks, Mr. Casey also gained experience in executive compensation and human resources issues, which are integral to his role as the chairman of the management compensation committee of NASDAQ OMX’s board.

Lon Gorman was elected to NASDAQ OMX’s board of directors in May 2003. From September 2006 to December 1, 2009, Mr. Gorman was Chairman of NYFIX, Inc., a financial technology company focusing on electronic trading and straight-through processing solutions for the brokerage community. Mr. Gorman is the retired Vice Chairman of The Charles Schwab Corporation, a holding company whose subsidiaries engage in securities brokerage and financial services. Mr. Gorman served as Vice Chairman of The Charles Schwab Corporation from July 1999 until November 2004 and as President of Charles Schwab Institutional and Asset Management and President of Schwab Capital Markets L.P. Mr. Gorman joined Schwab in June 1996 following 16 years at Credit Suisse First Boston where he was Managing Director and Head of Global Equity Trading. Prior to CSFB, he was a partner at F. Eberstadt & Co. with responsibility for institutional sales and trading.

Skills and Qualifications

Mr. Gorman brings risk management experience to the board from his prior roles in the financial markets industry. He has transactional experience, specifically in the strategic decision-making, business valuation and deal structure components of acquisitions and joint ventures. Finally, Mr. Gorman has a broad knowledge of the securities industry from his forty years of experience in equity trading and knowledge of the fixed income and options markets.

Robert Greifeld was elected to the board of directors and appointed Chief Executive Officer of NASDAQ OMX in May 2003. Prior to joining NASDAQ OMX, Mr. Greifeld was an Executive Vice President at SunGard Data Systems, Inc., a global provider of integrated software and processing solutions for financial services and a provider of information availability services. Mr. Greifeld joined SunGard in 1999 through SunGard’s acquisition of Automated Securities Clearance, Inc., where from 1991 through 1999, Mr. Greifeld was the President and Chief Operating Officer. Mr. Greifeld is also a director of NASDAQ Dubai.

Skills and Qualifications

Mr. Greifeld has led NASDAQ OMX through a series of complex, innovative acquisitions that have extended its footprint across the world, spanning all asset classes. Mr. Greifeld also has broad experience in the areas of technology, finance, risk management, human resources and corporate strategy.

Glenn H. Hutchins was elected to NASDAQ OMX’s board of directors in May 2005. Mr. Hutchins is a Co-Founder and Co-Chief Executive of Silver Lake, a technology investment firm that was established in January 1999. Mr. Hutchins is the Chairman of the board of SunGard Capital Corp. and serves as a member of the Nominating and Governance Committee of SunGard Capital Corp. He is also on the Investors Committee of NXP B.V. Mr. Hutchins served as a director of Gartner, Inc. from 2000 through 2005, of Seagate Technology LLC from 2002 through 2006 and of TD Ameritrade Holding Corporation from 2002 through 2006.

Skills and Qualifications

Mr. Hutchins has extensive transactional experience as a private equity investor, particularly in the area of evaluating, negotiating and structuring mergers and acquisitions. Mr. Hutchins also holds a law degree and has extensive experience in the financial and public policy sectors.

Birgitta Kantola was elected to NASDAQ OMX’s board of directors effective March 1, 2008. Previously, she was a member of OMX’s board since 2007. Since January 2001, she has been the CEO of Birka Consulting Ab, a financial consulting firm. From 2001 through 2008, she was a board member of Fortum Oyj (Vice Chair) and from 2003 through 2008, a board member of Nordea AB and during 2000 through 2008, a board member of Vasakronan and from 2004 through 2009, a board member of Varma Mutual Pension Company. Currently she is a member of the Boards of Stora Enso Oyj and Nobina AB. From 1995 through 2000, she was CFO of International Finance Corporation, Washington, DC and prior to that Executive Vice President of Nordic Investment Bank, Helsinki.

Skills and Qualifications

As the former CFO of a major international financial institution, Ms. Kantola gained experience in the areas of finance, accounting and risk management. Ms. Kantola has a law degree, and she has served as a board member of both listed and unlisted companies for over ten years, gaining in-depth knowledge of corporate strategy and operations. In addition, Ms. Kantola has a deep knowledge of stock exchange products.

Essa Kazim was elected to NASDAQ OMX’s board of directors effective March 1, 2008. Since 2006, Mr. Kazim has been the Chairman of Borse Dubai and Dubai Financial Market. Mr. Kazim began his career as a Senior Analyst in the Research and Statistics Department of the UAE Central Bank in 1988 and then moved to the Dubai Department of Economic Development as Director of Planning and Development in 1993. He was then appointed Director General of the DFM from 1999 through 2006. Mr. Kazim is currently a Chairman of the board of the Dubai Statistics Centre, a director of the Dubai International Financial Centre Authority, a member of the Dubai Council for Economic Affairs, a director of NASDAQ Dubai, a director of Noor Islamic Bank, a director of the General Pension and Social Security Authority, a member of the board of the Rochester Institute of Technology, a member of the Financial Advisory Council, and a member of the board of governors of Hamdan Bin Mohammed University.

Skills and Qualifications

Through his roles at Dubai Financial Market and Borse Dubai, Mr. Kazim has experience in all aspects of the operation of stock exchanges, including regulatory compliance. He brings global experience to the board through his experience with financial markets in the Middle East. As a representative of Borse Dubai, Mr. Kazim also brings to the NASDAQ OMX board the perspective of a large stockholder.

John D. Markese was elected to NASDAQ OMX’s board of directors in May 1996. Dr. Markese served on FINRA’s board of governors from 1998 to 2002. Dr. Markese is the President and Chief Executive Officer of the American Association of Individual Investors, a not-for-profit organization providing investment education to individual investors founded in 1978.

Skills and Qualifications

As a result of his over forty years of work in finance, Dr. Markese meets the criteria of an audit committee financial expert and serves as the chairman of the audit committee of NASDAQ OMX’s board. Dr. Markese has a doctoral degree in Finance and has taught business school classes in the areas of Corporate Finance, Financial Case Analysis, Portfolio Management and Investment Analysis. Dr. Markese also serves as a representative of the individual investor community.

Hans Munk Nielsen was elected to NASDAQ OMX’s board of directors effective March 1, 2008. Previously, he was a member of the OMX board since 2005. He was elected deputy Mayor of Rudersdal municipality in Denmark in November 2009. From March 1991 until his retirement in December 2007, Mr. Nielsen served as Senior Executive Vice President and Chief Financial Officer of TDC A/S. Mr. Nielsen is also Chairman of the board of Collateralized Mortgaged Obligations Fonden. In addition, he is Deputy Chairman of the board of Nordea Invest and a member of the boards of Jeudan AS, Alipes Capital Aps and Parken Sport and Entertainment AS. He has also held various positions at the Great Belt Link, Carl Bro Group, Danske Bank and Danish Ministry of Finance.

Skills and Qualifications

As the Chief Financial Officer of TDC, Mr. Nielsen brings significant financial and accounting experience to the NASDAQ OMX board. In his roles at TDC, the Copenhagen Stock Exchange and OMX, Mr. Nielsen gained significant experience with regulatory issues in the securities industry, and also brings significant risk management and information technology experience to the board.

Thomas F. O’Neill was elected to NASDAQ OMX’s board of directors in May 2003. Mr. O’Neill is a founding principal of Sandler O’Neill + Partners L.P., an investment bank, which was founded in 1988. Mr. O’Neill is also a director of Misonix, Inc. and Archer-Daniels-Midland Company. Mr. O’Neill serves as Chairman of the audit committee of Archer-Daniels-Midland Corporation and is a member of the audit committee of Misonix.

Skills and Qualifications

Mr. O’Neill has worked on Wall Street since 1972, and as a founding principal of a nationally-recognized investment bank, he has broad experience in the areas of finance, mergers and acquisitions and business development. Mr. O’Neill specializes in working with financial institutions, and his substantial experience in the finance community contributes to his role as chairman of the finance committee of NASDAQ OMX’s board.

James S. Riepe was elected to NASDAQ OMX’s board of directors in May 2003. Mr. Riepe served as Vice Chairman of the board of directors of T. Rowe Price Group, Inc., an investment management firm, since April 1997. He was also Chairman of the T. Rowe Price Mutual Funds. On January 1, 2006, Mr. Riepe retired from active management at T. Rowe Price and retired from T. Rowe Price Group in April 2006. Mr. Riepe continues to serve as a Senior Advisor at T. Rowe Price. Previously, he served on the firm’s management committee and was responsible for overseeing mutual fund activities, including U.S. and global marketing and service operations. Mr. Riepe served as Chairman of the board of governors of the Investment Company Institute and on FINRA’s board of governors. Mr. Riepe joined T. Rowe Price in 1982 as Vice President and Director of the firm. He also serves on the board of directors of Genworth Financial and UTI Asset Management Company Limited, an Indian investment management company. Mr. Riepe is a Trustee, and previously served as Chairman of the Board of Trustees, of the University of Pennsylvania.

Skills and Qualifications

Mr. Riepe has experience in risk management as a result of his management oversight of financial, operational and investment activities and through his participation on Audit, Compensation and Investment Committees. He also has a broad knowledge of the securities business as a result of his 37 years in the asset management field.

Michael R. Splinter was elected to NASDAQ OMX’s board of directors effective March 1, 2008. Mr. Splinter has served as President and Chief Executive Officer, as well as a member of the Board of Directors, of Applied Materials, Inc., the global leader in nanomanufacturing technologyTM solutions for the electronics industry, since April 2003 and as Chairman since 2009. Mr. Splinter is Vice Chairman of the Council on Competitiveness. An engineer and technologist, Mr. Splinter is a 30-year veteran of the semiconductor industry. Prior to joining Applied Materials, Mr. Splinter was an executive at Intel Corporation. Mr. Splinter is a member of the Technology CEO Council, and he serves on the boards of Semiconductor Equipment and Materials International (SEMI) and the Silicon Valley Leadership Group.

Skills and Qualifications

As the Chairman and Chief Executive Officer of Applied Materials, Inc., Mr. Splinter brings to the NASDAQ OMX board the perspective of a company listed on The NASDAQ Stock Market. Mr. Splinter also has significant experience in technology/information technology, finance, risk management and corporate strategy.

Lars Wedenborn was elected to NASDAQ OMX’s board of directors effective March 1, 2008. Mr. Wedenborn was elected Chairman of the NASDAQ OMX Nordic Ltd. Board in October 2009. Previously, he was a member of the OMX board since 2007. Mr. Wedenborn has been CEO of FAM (Foundation Asset Management), which is fully owned by Wallenberg Foundations, since September 2007. Mr. Wedenborn started his career as an auditor followed by an assignment as CFO at Cabanco. During 1991-2000 he was Deputy Managing Director and CFO at Alfred Berg, a Scandinavian investment bank. He served with Investor AB, a Swedish holding company, as Executive Vice President and CFO from 2000-2007. Mr. Wedenborn is a member of the boards of SKF AB and The Grand Hotel.

Skills and Qualifications

Mr. Wedenborn gained senior leadership experience through his work at FAM, Investor AB and Alfred Berg. He also possesses regulatory experience, and adds a global perspective to the NASDAQ OMX board.

Deborah L. Wince-Smith was elected to NASDAQ OMX’s board of directors in May 2004. Ms. Wince-Smith has been the President and Chief Executive Officer of the Council on Competitiveness, a non-profit group of CEOs, university presidents and labor leaders committed to driving U.S. competitiveness, since 2001. In 2006, she was nominated by President George W. Bush and confirmed by the U.S. Senate to serve as a member of the Oversight Board of the Internal Revenue Service. She is an appointed member of the Secretary of State’s Advisory Committee on International Economic Policy, serves on the Board of Governors for Argonne National Laboratory, and on the boards of several start-up technology companies. In 1989, she became the first Senate Confirmed Assistant Secretary for Technology Policy in the Department of Commerce. Previously, she served in the Reagan Administration as the Assistant Director for International Affairs and Global Competitiveness in the White House Office of Science and Technology Policy.

Skills and Qualifications

Ms. Wince-Smith is a globally recognized expert on science and technology policy and management, technology commercialization, domestic and international economic policy, innovation strategy and global business. Ms. Wince-Smith has been engaged in the valuations of start-up technology companies and in the architecture for developing and executing new strategic partnerships and capital investments. In the area of technology/information technology, she is an internationally known expert in the role of IT productivity and competitive business advantage.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS NAMED HEREIN.

Board and Committee Meetings

The NASDAQ OMX board held 11 meetings during the year ended December 31, 2009. None of the current directors attended fewer than 75% of the meetings of the board and those committees on which the director served during the 2009 calendar year.

Board Committees

Pursuant to NASDAQ OMX’s by-laws, the board of directors has established five standing committees, which are described below. Each committee has adopted a charter, which is available on NASDAQ OMX’s website at http://ir.nasdaqomx.com/governance.cfm. The board and committees may hire outside experts to assist them when necessary.

The table below shows the standing committee membership.

Committee	Members	Number of Meetings in 2009
Audit	Michael Casey Lon Gorman John D. Markese (Chair) Hans Munk Nielsen Deborah L. Wince-Smith	9

Executive	Urban Bäckström H. Furlong Baldwin (Chair) Michael Casey Robert Greifeld Glenn H. Hutchins John D. Markese Thomas F. O’Neill Deborah Wince-Smith	0

Finance	Robert Greifeld Essa Kazim Thomas F. O’Neill (Chair) James S. Riepe Lars Wedenborn Deborah L. Wince-Smith	6

Management Compensation	Michael Casey (Chair) Lon Gorman Glenn H. Hutchins Birgitta Kantola Michael R. Splinter Deborah L. Wince-Smith	6

Nominating and Governance	Urban Bäckström H. Furlong Baldwin (Chair) Lon Gorman John D. Markese James S. Riepe	5(1)

Included below are descriptions of the standing committees.

(1)	During 2009, the nominating committee was merged with the corporate governance committee. Prior to the merger, the nominating committee met one time and the corporate governance committee met two times during 2009. Following the merger, the combined committee met two times during 2009.

Audit Committee. The audit committee, which is comprised of independent board members, has the primary responsibility for engaging the independent registered public auditor and overseeing the quality and integrity of accounting, auditing and financial reporting and practices at NASDAQ OMX. In addition, the audit committee oversees the effectiveness of controls over NASDAQ OMX’s risk management and regulatory program. Our audit committee charter can be found at Appendix A of this proxy statement.

The audit committee oversees our financial reporting process on behalf of the board of directors and reports to the board the results of these activities. This includes the systems of internal controls that management and the board of directors have established, our audit and compliance process and financial reporting. The audit committee, among other duties, engages the independent registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountant, reviews with the independent public accountant the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountant with the independence of such auditor, reviews the independence of the independent public accountant and reviews and approves all related party transactions.

Audit committee members must meet the independence standards applicable to audit committee members of companies listed on The NASDAQ Stock Market, and our board has concluded that each member of the audit committee satisfies these independence standards. Each member of the audit committee meets the standard for financial knowledge for audit committee members of companies listed on The NASDAQ Stock Market. In addition, the board of directors has determined that Mr. Casey and Dr. Markese are each qualified as an audit committee financial expert within the meaning of SEC regulations and that each has accounting and related financial management expertise that meets the standard for “financial sophistication” set forth in the rules of The NASDAQ Stock Market.

Executive Committee. Subject to the limitations in our by-laws, the executive committee has the general power and authority of the board of directors to act in the management of our business and affairs.

Finance Committee. The finance committee advises the board of directors with respect to the oversight of our financial operations and conditions, including recommendations for our annual operating and capital budgets.

Management Compensation Committee. The management compensation committee, among other duties, reviews and approves base salary and incentive compensation awards for all Section 16 officers of the Company and other officers whose compensation exceeds certain thresholds, which currently are set at base compensation in excess of $300,000 and/or total annual cash compensation (including annual incentive compensation) in excess of $500,000. The management compensation committee also reviews and recommends to the full board of directors for approval all material changes to compensation and benefit plans for officers and staff of the company; reviews and approves performance goals for Section 16 officers of the company; and reviews and approves equity awards granted to Section 16 officers of the company and all other equity awards valued at $100,000 or greater. The management compensation committee refers equity awards to the Chief Executive Officer to the full board of directors for approval upon committee review.

Each member of the management compensation committee is independent, as required by the rules of The NASDAQ Stock Market.

Nominating and Governance Committee. Pursuant to the by-laws this committee serves as the nominating committee with additional responsibilities related to corporate governance. The nominating and governance committee has the authority to identify and nominate candidates for vacancies on the NASDAQ OMX board. Additionally, if a director position becomes vacant because of death, disability, disqualification, removal, resignation or increase in the number of directors, the nominating and governance committee will nominate, and the board of directors will elect by majority vote, a person satisfying the classification (Industry, Non-Industry or Public Director) of the directorship, if applicable, to fill such vacancy, except that if the remaining term is not more than six months, no replacement is required.

The nominating and governance committee considers possible candidates suggested by board and committee members, industry groups, stockholders, senior management, or individuals personally known to the members. In addition to submitting suggested nominees to the nominating and governance committee, a NASDAQ OMX stockholder may nominate a person for election as a director at NASDAQ OMX’s annual meeting or at a special meeting, provided the stockholder follows the procedures specified in NASDAQ OMX’s by-laws. In evaluating candidates, the nominating and governance committee reviews the skills, qualifications, characteristics and experience desired for the board as a whole and for its individual members, with the objective of having a board that reflects diverse backgrounds and senior level experience in the areas of global business, finance, legal and regulatory, technology and marketing. Characteristics of all directors should include integrity and values, high personal and professional ethics, sound business judgment, the ability and willingness to commit sufficient time to fulfill their board responsibilities and a commitment to representing the long-term interests of our stockholders.

In evaluating the suitability of individual board nominees, the nominating and governance committee takes into account many factors, including general and diverse understanding of the global economy, capital markets, finance, and other disciplines relevant to the success of a large publicly traded financial services company; a general understanding of NASDAQ OMX’s business and technology; the individual’s educational and professional background and personal accomplishments; and geographic, gender, age, and ethnic diversity. The committee evaluates each individual candidate in the context of the board as a whole, with the objective of maintaining a group of directors that can further the success of NASDAQ OMX’s business, while representing the interests of stockholders, employees and the communities in which the company operates. In determining whether to recommend a board member for re-election, the nominating and governance committee also considers the director’s past attendance at meetings, participation in and contributions to the activities of the board, and the most recent board self-assessment. The nominating and governance committee reviews all candidates in the same manner, regardless of the source of the recommendation.

The nominating and governance committee annually evaluates and makes recommendations to the board on the overall effectiveness of the board through an annual review and evaluation of the structure, size, composition, development, selection and process of the board and its committees. The committee annually reviews and recommends to the board the assignment of board members to each of the board committee, including rotation, reassignment and removal of any committee member. The nominating and governance committee considers matters of corporate governance and periodically reviews, reassesses and recommends proposed changes for board approval of the following documents: The Duties and Obligations of NASDAQ OMX Board Members and the NASDAQ OMX Corporate Governance Guidelines (including the criteria used in selecting director nominees). The Corporate Governance Guidelines are available on NASDAQ OMX’s website at http://ir.nasdaqomx.com/governance.cfm.

This committee also monitors NASDAQ OMX compliance in the areas of corporate governance pursuant to The NASDAQ Stock Market LLC listing rules and best practices, in order to report and make recommendations to the board with respect to such requirements and practices. This committee identifies current and emerging corporate governance trends and issues that may affect the business operations, performance and public image of NASDAQ OMX. It prepares, and reports to the board the results of, the annual performance evaluation of the committee, which compares the performance of the committee with the requirements of the committee charter. Finally, the committee reviews, at least annually, its charter and recommends any proposed changes to the board for approval.

The nominating and governance committee is composed of five non-management directors, each of whom is independent, as required by the rules of The NASDAQ Stock Market.

NASDAQ OMX Board’s Risk Oversight Role

NASDAQ OMX’s board of directors has ultimate responsibility for risk oversight with a focus on the most significant risks facing the company. The board has delegated responsibility for the oversight of specific risks to its board committees as follows.

Audit Committee. Among other things, the audit committee is responsible for reviewing and discussing with management the risk management practices of NASDAQ OMX. Specifically, the audit committee discusses with management the effectiveness of NASDAQ OMX’s internal controls, including systems to monitor and manage business risk, regulatory compliance and risks arising from related party transactions.

Finance Committee. The finance committee monitors the risk associated with financial operations of the company.

Management Compensation Committee. The management compensation committee monitors the risks associated with management resources, structure, succession planning, development and selection processes, including evaluating the effect the compensation structure may have on risk decisions.

Nominating and Governance Committee. The nominating and governance committee oversees risks related to the company’s governance structure, policies and processes.

Risk Assessment of Compensation Program

We monitor the risks associated with our compensation programs on an ongoing basis. In March 2010, the management compensation committee and audit committee were presented with the results of a formal assessment of our employee compensation programs in order to evaluate the risks arising from our compensation policies and practices. This risk assessment report reflected a comprehensive review and analysis of the components of our compensation programs, including the performance measures established under the 2010 cash performance-based incentive award program and the sales plans for various business units. The management compensation committee and the audit committee each agreed with the report’s findings that the risks associated with our compensation program were manageable and within our ability to effectively monitor and that these risks are not reasonably likely to have a material adverse effect on the company.

NASDAQ OMX Board Attendance at Meetings of Stockholders

NASDAQ OMX’s policy is to encourage all directors to attend annual and special meetings of our stockholders. Twelve members of the NASDAQ OMX board attended the annual meeting held on May 20, 2009.

DIRECTOR COMPENSATION

Overview of Director Compensation

Annual non-employee director compensation is based upon a compensation year beginning and ending in May. Staff directors do not receive compensation for serving on the board of directors. The following table shows the compensation policy for non-employee directors that is in effect for May 2009 through May 2010. The board compensation policy has remained unchanged since May 2008.

Item	May 2009 – May 2010
Annual retainer for board members (other than the chairman and deputy chairman)	$75,000
Annual retainer for board chairman	$125,000
Annual retainer for board deputy chairman	$95,000
Annual equity award for all board members (grant date market value)	$75,000
Annual committee chair compensation (other than audit)	$15,000
Annual audit committee chair compensation	$25,000
Annual audit committee member compensation	$5,000
Board meeting attendance fee (per meeting)	$1,000
Committee meeting attendance fee (per meeting)	$1,000

Each non-employee director may elect to receive the annual retainer in cash (payable in equal quarterly installments), equity or a combination of one-half in cash and one-half in equity. The annual equity award and any equity elected as part of the annual retainer are awarded automatically on the date of the annual meeting of stockholders immediately following election and appointment to the board. Equity vests in full two years from the date of grant. Equity paid to board members consists of restricted stock. The amount of equity to be awarded is calculated based on the closing market price of our common stock on the date of grant. Unvested equity is forfeited in certain circumstances upon termination of the director’s service on the board of directors.

The payments to committee chairs and members of the audit committee are made in cash in a lump sum in conjunction with our annual meeting of stockholders. Board and committee meeting fees are paid in arrears on a quarterly basis. Non-employee directors do not receive retirement, health or life insurance benefits. NASDAQ OMX provides each non-employee director with director and officer liability insurance coverage, as well as accidental death and dismemberment and travel insurance for traveling on behalf of NASDAQ OMX.

Stock Ownership Guidelines

Under our corporate governance guidelines, non-employee directors have four years after May 2007, or their initial election to the board, if later, to obtain a minimum ownership level of three times the annual cash retainer in NASDAQ OMX common stock. All shares owned outright and unvested restricted shares and units are taken into consideration in determining compliance with these stock ownership guidelines. Exceptions to this policy may be necessary or appropriate in individual situations and the board of directors may approve such exceptions from time to time.

Director Compensation Table

The table below summarizes the compensation paid by NASDAQ OMX to our non-employee directors for services rendered during the fiscal year ended December 31, 2009.

2009 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)(5)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)	Total ($)
Soud Ba’alawy(8)	$7,000	$149,976	—	—	—	—	$156,976
Urban Bäckström	$61,500	$74,988	—	—	—	—	$136,488
H. Furlong Baldwin	$29,000	$199,974	—	—	—	—	$228,974
Michael Casey	$121,000	$74,988	—	—	—	—	$195,988
Lon Gorman	$109,000	$74,988	—	—	—	—	$183,988
Glenn H. Hutchins(9)	$91,000	$74,988	—	—	—	—	$165,988
Birgitta Kantola	$92,000	$74,988	—	—	—	—	$166,988
Essa Kazim	$88,000	$74,988	—	—	—	—	$162,988
John D. Markese	$123,000	$74,988	—	—	—	—	$197,988
Hans Munk Nielsen	$99,000	$74,988	—	—	—	—	$173,988
Thomas F. O’Neill	$105,000	$74,988	—	—	—	—	$179,988
James S. Riepe	$94,000	$74,988	—	—	—	—	$168,988
Michael R. Splinter	$72,250	$112,473	—	—	—	—	$184,723
Lars Wedenborn	$17,000	$149,976	—	—	—	—	$166,976
Deborah L. Wince-Smith	$55,750	$112,473	—	—	—	—	$168,223

(1)	Robert Greifeld, our Chief Executive Officer, is not included in this table as he is an employee of NASDAQ OMX and thus receives no compensation for his service as a director. For information on the compensation received by Mr. Greifeld as an employee of the company, see “Compensation Discussion and Analysis” and “Executive Compensation.”

(2)	The differences in fees earned or paid in cash reported in this column largely reflect differences in each individual director’s election to receive the annual retainer in cash, restricted stock or a combination of cash and restricted stock. This election is made at the beginning of the board compensation year in May and applies throughout the year. In addition, the difference in fees earned or paid also reflects length of service on the board, committee service and meeting attendance.

(3)	The amounts reported in this column reflect the grant date fair value of the stock awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, “Stock Compensation” (FASB ASC Topic 718). The assumptions used in the calculation of these amounts are included in footnote 11 to the company’s audited financial statements for the fiscal year ended December 31, 2009 included in our annual report on Form 10-K filed with the SEC on February 18, 2010 (Form 10-K). The differences in the amounts reported among non-employee directors reflect differences in each individual director’s election in 2009 to receive a portion of the annual retainer in cash or restricted stock.

(4)	These stock awards, which were awarded on May 20, 2009, represent the annual equity award and any portion of the annual retainer that the director elected to receive in equity. Each non-employee director received the annual equity award, which consisted of 4,201 units of restricted stock with a grant date fair value of $74,988. Messrs. Ba’alawy and Wedenborn elected to receive all of their annual retainers in equity, so they each received an additional 4,201 units of restricted stock with a grant date fair value of $74,988. Mr. Baldwin elected to receive all of the annual retainer for the board chairman in equity, so he received an additional 7,002 units of restricted stock with a grant date fair value of $124,986. Mr. Splinter and Ms. Wince-Smith elected to receive one-half of their annual retainers in equity, so they each received an additional 2,100 units of restricted stock with a grant date fair value of $37,485.

(5)	The aggregate number of unvested and vested shares and units of restricted stock held by each non-employee director as of December 31, 2009 is summarized in the following table:

Director	Number of Unvested Restricted Shares and Units	Number of Vested Restricted Shares and Units
Soud Ba’alawy	0	0
Urban Bäckström	9,351	0
H. Furlong Baldwin	17,262	16,796
Michael Casey	6,473	21,513
Lon Gorman	6,473	3,098
Glenn H. Hutchins	6,473	6,130
Birgitta Kantola	6,473	0
Essa Kazim	6,473	0
John D. Markese	6,473	16,123
Hans Munk Nielsen	6,473	0
Thomas F. O’Neill	6,473	5,410
James S. Riepe	6,473	6,119
Michael R. Splinter	8,573	0
Lars Wedenborn	12,946	0
Deborah L. Wince-Smith	10,845	7,712

For further information on our non-employee directors’ security ownership, see “Security Ownership of Certain Beneficial Owners and Management.”

(6)	No directors received option awards in 2009. As of December 31, 2009, Messrs. Baldwin and Casey and Dr. Markese each held outstanding stock options for 5,000 shares of our common stock.

(7)	No perquisites were paid to non-employee directors in the fiscal year ended December 31, 2009. Directors are reimbursed for business expenses and reasonable travel expenses for attending NASDAQ OMX board and committee meetings.

(8)	Fees earned by Mr. Ba’alawy were paid to Dubai Group Limited. Mr. Ba’alawy resigned as a director of the company effective November 19, 2009.

(9)	Fees earned by Mr. Hutchins were paid to Silver Lake Management Company, L.L.C.

PROPOSAL II

RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has selected Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for fiscal year 2010. We are asking the stockholders to ratify the audit committee’s selection of Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2010. In the event the stockholders fail to ratify the selection of Ernst & Young LLP, the audit committee will reconsider this selection. Even if the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the company’s and its stockholders’ best interests.

Ernst & Young has audited NASDAQ OMX’s financial statements since fiscal year 1986. Representatives of Ernst & Young are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The table below shows the amount of fees NASDAQ OMX paid to Ernst & Young for fiscal years 2009 and 2008 (including expenses), which totaled $5,996,924 and $6,129,426 respectively. Details of the fees are based on the categories provided by the SEC auditor independence rules that became effective in 2003.

	2009	2008
Audit fees(1)	$5,989,762	$5,832,696
Audit-related fees(2)	—	218,730

Audit and audit-related	5,989,762	6,051,426
Tax Fees	5,000	—
All other fees(3)	2,162	78,000

Total(4)	$5,996,924	$6,129,426

(1)	Audit services were provided globally in 2009 and 2008 and the fees related to the audits of international subsidiaries are translated into U.S. dollars at the date of the pre-approval.

(2)	Decrease primarily due to fees incurred in 2008 associated with strategic initiatives including mergers and acquisitions.

(3)	The 2008 fees include consulting work for the initial application with the Financial Services Authority for Carpenter Moore Insurance Services, Ltd., a United Kingdom (U.K.) subsidiary, to act as an insurance intermediary in the U.K.

(4)	Fees exclude services provided to NASDAQ OMX’s non-profit entities, services provided in relation to NASDAQ OMX’s role as the Securities Information Processor under the Unlisted Trading Privileges Plan and the audits of the NASDAQ-100 Trust, Series 1 and the trust for the NASDAQ-100 Index Tracking Stock.

Audit fees primarily represent the audit of NASDAQ OMX’s annual financial statements included in our annual report on Form 10-K, the review of NASDAQ OMX’s quarterly reports on Form 10-Q, statutory audits of subsidiaries as required by statutes and regulations, accounting consultations on matters addressed during the audit or interim reviews, comfort letters and consents, and internal control attestation and reporting requirements of Section 404 of the Sarbanes-Oxley Act of 2002. Audit-related fees primarily represent fees for consultations associated with strategic initiatives, including mergers and acquisitions.

NASDAQ OMX also incurred fees payable to Rogers-Suleski & Associates, LLC totaling approximately $91,000 in the fiscal year ended 2009 and to Grant Thornton LLP totaling approximately $137,000 in the fiscal year ended 2008. These fees represent audit fees for the employee benefit plan and 401(k) plan audit for the years ended December 31, 2008 and 2007.

Under the Sarbanes-Oxley Act, the audit committee is responsible for the appointment, compensation and oversight of the services provided by NASDAQ OMX’s independent registered public accounting firm. The audit committee is required to pre-approve both audit and non-audit services performed by the independent registered public accounting firm, and NASDAQ OMX’s audit committee pre-approved all such services in 2009 and 2008. See also “Audit Committee Report.”

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS NASDAQ OMX’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2010.

PROPOSAL III

APPROVE THE AMENDED AND RESTATED NASDAQ OMX EQUITY INCENTIVE PLAN

We believe that our long-term success and the continued growth of stockholder value depend on our ability to attract, retain and motivate qualified employees, officers and directors of the company. As a result, a significant component of our compensation program has consisted of grants of stock options, restricted stock and performance share units under our Equity Incentive Plan (the Equity Plan or the Plan). In the recent past, we have granted annual equity awards to all qualified NASDAQ OMX employees, and we consider those equity grants to be a key part of our overall compensation program. As a further commitment to our focus on long-term, performance-based incentive equity compensation, we have determined that the appropriate mix of equity awards for the named executive officers on an ongoing basis will consist of 80% PSUs and 20% stock options. More than 50% of the shares awarded will be on a performance basis. The Equity Plan is the only equity-based incentive plan used by the company to provide equity-based awards to employees, officers and non-employee directors.

The term of our existing Equity Plan expires in December 2010. As a result, in March 2010, the company’s management compensation committee and board of directors approved, and recommend that stockholders approve, certain changes to the Equity Plan. The proposed amended Equity Plan would amend, restate and extend the existing Equity Plan, which was established effective December 5, 2000 with a term of ten years (referred to as the 2000 Plan). Effective upon the date of stockholder approval, the Equity Plan will be amended and restated with a new term of ten (10) years from the approval date.

The company is seeking approval by the stockholders (i) of the provisions of the Equity Plan that increase the number of shares of the common stock available for future awards under the Equity Plan by 6,200,000 shares to 35,700,000 shares since the Equity Plan’s inception, and extend its term by an additional ten (10) years, and (ii) of the Equity Plan, as amended, restated and extended, for purposes of Section 162(m) of the Internal Revenue Code (Code).

The Equity Plan also includes amendments that (i) revise the performance criteria that may be considered in determining Performance Compensation Awards under the Plan; (ii) incorporate certain standard separation from service provisions, which had previously been included in the award agreements; (iii) increase the annual share limit on individual awards, and (iv) revise various provisions of the Equity Plan to comply with changes in the law.

As of March 15, 2010, 5,454,594 shares remained available for future awards by the company under the 2000 Plan from the 29,500,000 shares provided for in the 2000 Plan. Because of the limited number of shares available for future awards, and the continuing need for the company to be able to make equity-based awards to motivate and retain employees, officers, consultants, advisors and non-employee directors and to align their interests with the interests of stockholders generally, the company is proposing to increase the number of shares available for awards.

The company also is seeking stockholder approval of the Equity Plan for purposes of complying with Section 162(m) of the Code. Generally, Section 162(m) of the Code does not provide for publicly held companies to have a tax deduction for compensation that is paid to the CEO and the three other most highly compensated executive officers (other than the principal financial officer) to the extent such compensation exceeds one million dollars per officer in any year. However, awards made by a publicly traded company pursuant to a performance-based compensation plan that is approved by its stockholders at least every five years will not be subject to the deduction limit. In order to satisfy this requirement, the company is submitting the Equity Plan for stockholder approval at the 2010 annual meeting of stockholders. An amendment to the 2000 Plan was last approved by the stockholders at the annual meeting held in 2008.

The Equity Plan is set forth in full at Appendix C to this Proxy Statement. A summary of its key provisions is set forth below.

Description of the Equity Plan

The following is a description of the material terms of the Equity Plan, and as such is qualified by the actual terms of the Equity Plan. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Plan, which is attached as Appendix C and incorporated herein by reference. Stockholders are encouraged to read the text of the Plan in its entirety.

What are the purposes of the Plan?

The Equity Plan is a broad-based plan intended to provide equity-based incentives to the company’s employees. The company believes the Equity Plan is an important vehicle to motivate and retain talented employees, and to align the interests of employees generally with those of stockholders. It is also a vehicle for the provision of equity-based “performance-based compensation” under Section 162(m) of the Internal Revenue Code to the company’s senior executives.

The purposes of the Equity Plan are to reward eligible participants by: (i) awarding appropriate incentives for achieving long-range company goals, (ii) providing incentive compensation opportunities that are competitive with those of similar companies, (iii) match participants’ financial interests with those of the company’s other stockholders through compensation that is based on the company’s common stock and thereby enhance the long-term financial interest of the company and its affiliates through growth in the value of the company’s equity and enhancement of long-term stockholder return, and (iv) facilitate recruitment and retention of personnel eligible to participate in the Plan.

Who administers the Plan and how is it administered?

The Equity Plan is administered by the management compensation committee of the company’s board. The committee selects participants and, in a manner consistent with the terms of the Equity Plan, has the exclusive power to make awards, to determine when and to whom the awards will be granted, the types of awards and number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions and other provisions of such awards, and, subject to the terms of the Equity Plan and applicable law, to cancel, suspend or amend existing awards. Subject to the terms of the Equity Plan, the committee has the authority and discretion to determine the extent to which awards under the Equity Plan will be structured to conform with the requirements applicable to performance-based compensation as described in Section 162(m) of the Code.

Except to the extent prohibited by applicable law, the committee may also allocate all or any portion of its responsibilities and powers to any of its members and may delegate all or any portion of its responsibilities to any person(s) selected by it, but it cannot delegate such authority with respect to any participant that is a covered employee under Section 162(m) of the Code, or who is a company officer or director subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (Exchange Act). The committee has the power to revoke any allocation or delegation at any time.

The committee is authorized to interpret the Equity Plan, to adopt administrative rules, regulations, procedures and guidelines for the Equity Plan, and may correct any defect, supply any omission or reconcile any inconsistency or conflict in the Equity Plan or any award under it.

Who is eligible for awards under the Equity Plan?

Persons eligible to be a participant under the Equity Plan include employees, officers, consultants, advisors and non-employee directors of the company or any subsidiary or affiliate of the company. Holders of equity-based awards issued by a company acquired by the company or with which the company combines are also eligible to receive awards under the Equity Plan, in substitution for awards granted by that company.

What is the term of the Equity Plan?

If this Proposal III is approved by the company’s stockholders, the Equity Plan will expire on the tenth anniversary of the date the Plan is approved by stockholders. Generally speaking, any award granted prior to the termination date of the Equity Plan may extend beyond such termination date and the committee has the authority to administer the Equity Plan beyond the termination date with respect to previously-granted awards.

How many shares have been allocated to the Equity Plan?

The proposed amended and restated Equity Plan provides for the issuance of an additional 6,200,000 shares, so that the total number of shares authorized for awards under the Equity Plan since its inception is 35,700,000 shares of company common stock. As of March 15, 2010, 5,454,594 shares are available for future awards under the Equity Plan, which number will increase to 11,654,594 under the Equity Plan if this Proposal III is approved by the company’s stockholders.

Any shares covered by an award that is forfeited, or an award that is settled for cash or otherwise expires, terminates or is cancelled without the delivery of shares, or otherwise without the participant having received any benefit therefrom shall, to the extent of any such forfeiture, expiration, termination or cancellation, be returned to the pool of shares again be available for issuance under the Equity Plan.

Are there any limitations on the number of shares that may be awarded to any participant under the Equity Plan?

The proposed amended and restated Equity Plan provides that no participant may receive awards in any calendar year that consist of more than 2,000,000 shares. This represents an increase from the 1,000,000 individual share limit that applied to the 2000 Plan.

How is fair market value determined under the Equity Plan?

Fair market value is the value of a share of common stock of the company determined by the closing sale price reported for such common stock on The NASDAQ Stock Market on such date or, if no closing price is reported on such date, the closing sale price reported on the next succeeding date on which a closing sale price is reported.

What types of awards are available under the Equity Plan?

Stock Options. The committee is authorized to grant incentive stock options and non-qualified stock options to participants under the Equity Plan. The terms of any incentive stock option granted under the Equity Plan must comply in all respects with the provisions of Section 422 of the Code, and the regulations thereunder. Options designated as incentive stock options will not be eligible for treatment under the Code as “incentive stock options” (and will be deemed to be non-qualified stock options) to the extent that the aggregate fair market value of the shares (determined as of the date of grant) associated with such options that are exercisable for the first time by the participant during any calendar year (under all plans of the company and any subsidiary) exceeds $100,000.

The terms and conditions of each stock option grant will be determined by the committee and set forth in the applicable award agreement or certificate. A stock option may, as determined by the committee, be subject to a performance requirement based on the achievement of individual or corporate performance goals, and may also be subject to a service-based vesting requirement.

Subject to the terms of the Equity Plan and the related award agreement or certificate, any option may be exercised at any time during the period commencing with either the date that the option is granted or the first date permitted under a vesting schedule established by the committee and ending with the expiration date of the option. A participant may exercise his or her option for all or part of the number of shares or rights which he or she is eligible to exercise under terms of the applicable award agreement. The committee has the discretion to determine the form(s) and method(s) by which payment of the exercise price will be made by the participant, including, without limitation, by use of cash, by exchanging shares owned by the participant for at least six months (which are not the subject of any pledge or other security interest), by “net settling” the option to have the company retain the number of shares with a fair market value on the date of exercise equal to the exercise price and applicable tax withholdings, through any broker’s cashless exercise procedure approved by the committee, or any combination of the foregoing.

Unless the applicable award agreement or certificate provides otherwise, the Equity Plan provides for certain rules with respect to outstanding options at time of separation from service or entitlement to long term disability benefits. The following sets forth the general rules with respect to the treatment of outstanding options upon various separation from service or disability events. The committee has the authority to revise these general rules on a participant-by-participant basis by including such revised provisions in the award agreement or certificate:

•

In the event of separation from service for cause (as defined in the Equity Plan), then all unvested option awards will immediately be deemed cancelled and forfeited. Vested options, if any, shall remain exercisable for a period of ten days following such separation from service (or until the option’s expiration date, if sooner), and shall thereafter be deemed cancelled and forfeited.

•

In the event of separation from service due to retirement (as defined in the Equity Plan) or death, then all unvested option awards shall vest on the date of retirement or death. The participant’s vested options will remain exercisable by the participant for a period of one year following retirement or death (or until the option’s expiration date, if sooner), and shall thereafter be deemed cancelled and forfeited.

•

In the event the participant is determined by the insurance carrier under the company’s then-current long-term disability (or LTD) plan to be disabled and entitled to LTD benefits, then the later of (i) the first day of the period for which the participant is paid LTD benefits or (ii) the date on which the insurance carrier notifies the company of its LTD determination shall be the participant’s “Vesting Acceleration Date.” All unvested option awards shall vest on the Vesting Acceleration Date. The participant’s vested options will remain exercisable by the participant (or his or her estate, as applicable) until the first anniversary of the Vesting Acceleration Date (or until the option’s expiration date, if sooner), and shall thereafter be deemed cancelled and forfeited. However, if the participant ceases to be eligible for LTD benefits prior to such first anniversary of the Vesting Acceleration Date and returns to active employment, then the restriction that vested options may only be exercised until the first anniversary of the Vesting Acceleration Date shall not apply, and the determination of the date on which such options shall cease to be exercisable shall be made as if the participant had not previously received LTD benefits, and had instead remained continuously employed.

•

For all other events of separation from service, the participant’s unvested option shall be deemed cancelled and forfeited on the date of the participant’s separation from service. The participant’s vested options, if any, will remain exercisable until the close of the 90-day period following separation from service (or until the option’s expiration date, if sooner) and shall thereafter be deemed cancelled and forfeited.

Restricted Stock and Restricted Stock Unit Awards. The committee may grant restricted stock or restricted stock units (or RSUs) to participants under the Equity Plan. Each RSU shall have a value equal to the fair market value of a share of company common stock, and may be paid in cash, shares, other securities or other property, in the sole discretion of the committee. The terms and conditions of each such award are established by the committee and set forth in an associated award agreement. The committee has the authority and discretion to determine the number of shares of restricted stock, and/or the number of RSUs, to be granted to each participant, the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of shares of restricted stock or RSUs granted, issued or vested, the terms and conditions with respect to the vesting and/or forfeiture of the restricted stock or RSUs (which vesting and/or forfeiture provisions may be in addition to any performance criteria and may extend beyond the performance period), and such other terms and conditions and restrictions (including restrictions on transfer) not inconsistent with the terms of the Equity Plan.

Dividends or other distributions paid on or in respect of restricted stock or RSUs may be paid directly to the participant, or may be reinvested in additional shares of restricted stock or in additional RSUs, as determined by the Committee in its discretion at the time the award is made.

Restricted stock and RSU awards (subject to satisfaction of any purchase price requirement) will be transferred or paid to the participant as soon as practicable following the award date or the termination of the vesting or lapse of restrictions set forth in the Equity Plan or the award agreement, and the satisfaction of any and all other conditions of the award applicable to such restricted stock or RSU award, but in no event later than two and one-half (2  1/2 ) months following the end of the calendar year that includes the later of the award date or the restriction end date, as the case may be.

Unless the applicable award agreement provides otherwise, the Equity Plan provides for certain rules with respect to the vesting of restricted stock and RSU awards at the time of separation from services or entitlement to long term disability benefits. The following sets forth the general rules with respect to the vesting of restricted stock and RSU awards at various separation from service events. The committee has authority to revise these general rules on a participant-by-participant basis by including such revised provisions in the applicable award agreement:

•	In the event of separation from service for cause (as defined in the Equity Plan), then all unvested restricted stock or RSU awards will immediately be deemed cancelled and forfeited.

•	In the event of separation from service due to retirement (as defined in the Equity Plan) or death, then all restricted stock or RSU awards shall vest on the date of retirement or death.

•

In the event the participant is determined by the insurance carrier under the Company’s then-current long-term disability (LTD) plan to be disabled and entitled to LTD benefits, then the latest of (i) the first day of the period for which the participant is paid LTD benefits, (ii) the date on which the insurance carrier notifies the Company of its LTD determination or (iii) the date the participant is deemed to have a separation from service by reason of such disability shall be the participant’s “Vesting Acceleration Date.” All unvested restricted stock or RSU awards shall vest on the Vesting Acceleration Date.

•

In all other events of separation from service, the participant’s unvested restricted stock and RSU awards shall be deemed cancelled and forfeited on the date of the participant’s separation from service.

Other Stock-Based Awards. Subject to the terms of the Equity Plan, the committee may grant participants other awards (which may include rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of the company’s common stock. The committee will determine the terms and conditions of such awards and set forth such terms and conditions in an award agreement. Any such other stock-based award which is valued in whole or in part by reference to shares shall be valued based on the fair market value of a share, on a non-discounted basis.

Historically, the company has used the Equity Plan’s provision to grant other stock-based awards to issue grants of Performance Share Units (PSUs) providing for the payment of shares based on the achievement of certain corporate performance goals, subject to the grantee’s satisfaction of a service-based vesting requirement.

Performance-Based Compensation Awards. The committee may provide in the terms and conditions of any award that receipt of the award is contingent on satisfaction of an individual or corporate performance requirement and/or a vesting requirement. In addition, the committee may designate any awards under the Equity Plan as performance compensation awards in order to qualify those awards as performance based compensation under Section 162(m) of the Code.

For awards intended to qualify as performance-based compensation under Section 162(m) of the Code, performance awards will be conditioned upon the achievement of pre-established goals relating to one or more of the following performance measures as established by the committee:

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and amortization;

•	earnings per share;

•	non-GAAP earnings per share;

•	revenue growth;

•	share price;

•	market share;

•	net income or net revenue or net profit (before or after taxes);

•	income from operations (before or after taxes);

•	return measures (including without limitation return on assets or net assets, capital or sales);

•	cash flow (including without limitation, operating cash flow and/or free cash flow;

•	expense or budget targets;

•	planning accuracy (as measured by comparing planned results to actual results);

•	objectively determinable effectiveness, efficiency or business retention/expansion goals; and/or

•	business effectiveness survey results.

Performance measures may be determined either individually, alternatively, or in any combination, applied to either the company as a whole or to a business unit, division, department or function of the company or any subsidiary of the company, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s or previous period’s results or to a designated comparison group or company or stock market index, in each case as specified by the committee.

For performance awards intended to qualify as performance-based compensation under Section 162(m) of the Code, the Code requires that performance goal(s) relating to performance measures set forth above: (1) must be pre-established in writing by the committee (within 90 days after the beginning of the performance period (or, with respect to a performance period shorter or longer than one year, before the first 25 percent of the performance period has lapsed)) and (2) the achievement of performance goals must be certified in writing prior to payment of the award. In addition to establishing minimum performance goals below which no compensation will be payable pursuant to a performance award, the committee, in its discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

To the extent consistent with Section 162(m) of the Code, the committee may, in determining whether pre-established performance goals have been achieved, in its discretion, include or exclude the effect of any of the following events that occur during a performance period:

•	asset write-downs;

•	significant litigation or claim judgments or settlements;

•	the effect of changes in tax laws, accounting standards or principles or other laws or regulatory rules affecting reported results;

•	any reorganization and restructuring programs;

•

extraordinary non-recurring items as described in Accounting Principles Board opinion pg. 30 (or any successor thereto) and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the company’s annual report to stockholders for an applicable year;

•	acquisition or divestiture;

•	foreign exchange gains and losses;

•	any change in the company’s fiscal year; and

•	any other specific unusual or nonrecurring event, or objectively determinable category thereof.

The committee may, in its discretion, also establish additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any performance compensation award. Such additional restrictions and conditions may include, among other matters, the receipt by a participant of a specified annual performance rating, a vesting requirement of continued employment by the participant until a date that may be beyond the end of a performance period, and/or the achievement of specified performance goals by the company, business unit or participant. The committee may also reduce the amount of any performance compensation award if it concludes that such reduction is necessary or appropriate in its sole discretion; provided that the committee will not have the discretion to increase any award that is intended to be performance-based compensation under Section 162(m) of the Code.

What are the methods a participant can use to pay any purchase or exercise price associated with a vested award?

A participant can pay the applicable purchase or exercise price for shares or other securities delivered pursuant to an award under the Equity Plan, or the tax liability associated with such vesting or exercised award, in one of the following methods or forms: cash, shares, other securities, other awards, or other property, or any combination of the foregoing, as the committee may determine. The value of such consideration, if shares of the company’s common stock are used, will be based on the fair market value of the shares as of the date of payment.

How can the number of shares available for issuance under the Equity Plan be adjusted?

In the event that the committee determines that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Accounting Standards Codification Topic 718 (formerly known as Statement of Financial Accounting Standards No. 123), or otherwise affects the common stock of the company, then the committee will adjust awards as specified in the Plan in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Equity Plan.

The committee’s adjustment shall be effective and binding for all purposes of the Equity Plan, subject to the restrictions specified under the Plan.

Are the awards transferable?

Except as otherwise determined by the committee, no award and no right under any award may be assigned, sold or transferred by a participant other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, a participant may transfer any vested award, other than an incentive stock option, to any person who is a “family member” of the participant as such term is used in the instructions to Form S-8 or to one or more trusts for the exclusive benefit of such immediate family members or partnerships in which such immediate family members are the only partners if the award agreement so provides, the transfer is approved by the committee and the participant does not receive any consideration for the transfer. Any transferred award shall continue to be subject to the same terms and conditions that were applicable to the award immediately prior to its transfer (except that the transferred award shall not be further transferable by the transferee).

How can the Equity Plan be amended, modified or terminated?

The board of directors may amend, alter, suspend, discontinue or terminate the Equity Plan or any portion thereof at any time; however no such change will be made without: (i) stockholder approval if such approval is necessary to comply with tax, legal or regulatory requirements or (ii) the consent of the affected participant, if such action would adversely affect any material rights of the participant under any outstanding award. In addition, the committee may amend the Equity Plan or any portion thereof at any time to cure any ambiguities, correct defective or inconsistent provisions or make other immaterial changes. Finally, the committee may at any time (without the consent of participants) modify, amend or terminate any or all of the provisions of the Equity Plan to the extent necessary to conform the provisions of the Equity Plan with respect to Section 409A of the Code.

The committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any awards granted under the Equity Plan. Any such action that would adversely affect the right of any participant shall not be made without the consent of the affected participant. In addition, the committee shall not have the power to amend the terms of previously granted awards to reduce, or cancel such awards and grant substitute awards which would have the effect of reducing the exercise price except as permitted by the Plan. Without stockholder approval, (i) no amendment or modification may reduce the exercise price of any outstanding stock option or cancel outstanding stock options for cash, other awards or stock options with an exercise price that is less than the exercise price of the original stock options, and (ii) the committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of The NASDAQ Stock Market.

Notwithstanding the foregoing, the committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the company, any affiliate, or the financial statements of the company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Equity Plan. Unless otherwise determined by the committee, no adjustment shall be authorized to the extent that such authority would be inconsistent with the Equity Plan’s meeting the requirements of Section 162(m) of the Code to the extent Section 162(m) applies to an award.

What happens to an award in the event of a change in control of the company?

In the event the employment of a participant following a change in control (as defined in the Equity Plan) is involuntarily terminated by the company (or its successor) other than for cause (as defined in the Equity Plan) within the one-year period following a change in control, or in such other circumstances as may be provided in the award, all unvested awards shall vest immediately upon such a termination. In the case of vested awards that are stock options, the awards shall become immediately exercisable in accordance with their terms and shall remain exercisable for the remainder of their stated terms.

How many stock options has NASDAQ OMX awarded to date?

The following table shows the number of stock options, including any awards that were subsequently cancelled or surrendered for taxes, which NASDAQ OMX has awarded, to date, to the following individuals or groups:

•

our principal executive officer, principal financial officer and former principal financial officer and, in alphabetical order, each of our three most highly compensated executive officers, other than the principal executive officer and principal financial officers, for the year ended December 31, 2009 (the named executive officers);

•

one other individual, Mr. Hardwick Simmons, who has received over five percent of the total number of stock options, including any options that were subsequently cancelled or surrendered for taxes, awarded under the Equity Plan;

•	all nine of the current executive officers as a group (for information about the current executive officers, see “Executive Officers of NASDAQ OMX”);

•	all fourteen of the current non-employee directors as a group (for information about the current non-employee directors, see “Proposal I: Election of Directors”); and

•	all employees, excluding the current executive officers, as a group.

Name and Position	Number of Stock Options Awarded
Robert Greifeld Chief Executive Officer	3,860,000
Adena T. Friedman Executive Vice President, Corporate Strategy and Chief Financial Officer	523,347
David P. Warren Former Executive Vice President and Chief Financial Officer	426,814
Bruce E. Aust Executive Vice President, Global Corporate Client Group	457,650
Anna M. Ewing Executive Vice President and Chief Information Officer	288,250
Edward S. Knight Executive Vice President, General Counsel and Chief Regulatory Officer	382,514
Hardwick Simmons Former Chairman and Chief Executive Officer	2,000,000
All Current Executive Officers	6,322,926
All Current Non-Employee Directors	15,000
All Non-Executive Employees	24,230,038

As of December 31, 2009, the weighted-average remaining contractual life of all outstanding options was 6.0 years.

How many shares are available for issuance under all equity plans?

The following table sets forth information regarding outstanding options and shares reserved for future issuance under all of NASDAQ OMX’s compensation plans as of December 31, 2009.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)(1)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))(c)
Equity compensation plans approved by stockholders	9,506,871		$19.13	7,096,143	(2)
Equity compensation plans not approved by stockholders	700,000	(3)(4)	$5.28
Total	10,206,871		$18.18	7,096,143	(2)

(1)	The amounts in this column include only the number of shares to be issued upon exercise of outstanding options, warrants and rights. At December 31, 2009, we also had 2,761,430 shares to be issued upon vesting of outstanding restricted stock and PSUs.

(2)	This amount includes 6,482,238 shares of common stock that may be awarded pursuant to the Equity Plan and 613,905 shares of common stock that may be issued pursuant to the NASDAQ OMX Employee Share Purchase Plan (ESPP).

(3)	Mr. Greifeld received an inducement award of non-qualified stock options exercisable for 1,000,000 shares of common stock pursuant to the terms of his 2003 employment agreement, of which he has exercised 300,000 shares. The award was granted on April 15, 2003 at an exercise price of $5.28 per share and expires on April 15, 2013. The option became exercisable with respect to 250,000 shares on July 10, 2003 and became exercisable with respect to 250,000 shares on each of April 15, 2004, 2005 and 2006. In the event Mr. Greifeld’s employment is terminated by NASDAQ OMX for cause or by Mr. Greifeld without good reason (each as defined in the employment agreement he entered into with us in 2003), the vested options will remain exercisable for a period ending on the earlier of ten days after termination or the expiration date. In the event Mr. Greifeld’s employment is terminated by NASDAQ OMX without cause, by Mr. Greifeld for good reason or in the event of death or disability, Mr. Greifeld would have the earlier of 24 months after the termination date or the expiration date to exercise the vested options. If Mr. Greifeld’s employment terminates as a result of retirement (as defined in the employment agreement he entered into with us in 2003), he would have the earlier of 370 days or the expiration date to exercise the vested options. In the event Mr. Greifeld’s employment terminates as a result of a non-renewal by NASDAQ OMX, any vested options will be exercisable until the earlier of 24 months from termination or the expiration date. This inducement award is transferable by Mr. Greifeld only to certain immediate family members or to a trust or other entity for the exclusive benefit of such immediate family members.

(4)	Does not include 100,000 shares of restricted stock granted to Mr. Greifeld as an inducement award on June 11, 2003. The shares of restricted stock vested in equal amounts on each of the first three anniversaries of May 12, 2003, Mr. Greifeld’s date of commencement of employment. This inducement award is transferable only by the laws of descent and distribution.

What are the federal income tax consequences of awards granted under the Equity Plan?

The following brief description, which is based on existing law, sets forth certain of the federal income tax consequences of the grant of awards under the Equity Plan. This description may differ from the actual tax consequences incurred by any individual recipient of an award. Moreover, existing law is subject to change by new legislation, by new regulations, by administrative pronouncements and by court decisions or by new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements and court decisions. Any such change may affect the federal income tax consequences described below. The following summary of the federal income tax consequences in respect of the Equity Plan is for general information only. Interested parties should consult their own tax advisors as to specific tax consequences, including the application and effect of foreign, state and local laws.

Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the optionee or deduction to the company at the time it is granted. An optionee exercising an option will generally realize taxable compensation at that time in the amount of the difference between the option price and the then market value of the shares, and income tax withholding requirements apply upon exercise. A deduction for federal income tax purposes will generally be allowable to the company in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in the option shares is equal to the option price paid for such shares plus the amount includable in income upon exercise. At sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending upon how long the shares have been held.

Incentive Stock Options. An optionee is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition of the underlying shares generally depend upon whether the optionee was an employee of the company or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the stock option.

If the optionee satisfies both the employment rule and the holding rule for income tax purposes, the optionee will not recognize income upon exercise of the stock option and the company will not be allowed an income tax deduction at any time. The difference between the option exercise price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be.

If the optionee meets the employment rule but fails to observe the holding rule (a “disqualifying disposition”), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option exercise price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the shares were held after the stock option was exercised). If the sale price is less than the fair market value on the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the option exercise price. In both situations, the tax deduction allowable to the company is limited to the ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, the company is not required to withhold any federal income tax in the event of a disqualifying disposition.

Different consequences may apply for an optionee subject to the alternative minimum tax.

Restricted Stock. Upon the grant of restricted stock, a participant will not recognize taxable income and the company will not be allowed a tax deduction. Rather, on the date when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares on that date (less the price paid, if any, for such shares). Alternatively, a participant may file with the IRS a “section 83(b) election” no later than 30 days after the date of grant of restricted stock, as a result of which he will recognize taxable ordinary income at the time of the grant, generally in an amount equal to the fair market value of the shares on the date of grant, less any amount paid for the grant. The amount recognized by the participant is subject to income tax withholding requirements. At the time the participant recognizes income with respect to the restricted stock, the company is generally entitled to a deduction in an equal amount. Upon the sale of any shares that are delivered to the participant pursuant to an award, the participant will realize capital gain (or loss) measured by the difference between the amount realized and the fair market value of the shares on the date the shares were vested/delivered to the participant pursuant to the award.

Performance Share Awards, Restricted Stock Unit Awards. A participant who receives a performance share award or RSU award or other stock-based award which includes a performance and/or vesting requirement or other restriction that must be satisfied prior to payment will not be required to recognize any income for federal income tax purposes at the time of the grant of such award, nor is the company entitled to any deduction at such time. However, if a participant files an 83(b) election with the IRS within 30 days after the grant of a performance share award, he or she will recognize ordinary income at the time of the grant in an amount equal to the fair market value of the shares on the date of grant.

When any part of a performance share award (for which no 83(b) election was made) or award of RSUs is paid (in the case of cash) or becomes vested or delivered (in the case of shares) to the participant, the participant will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares vested or delivered.

Income tax withholding requirements generally apply to amounts that are recognized as ordinary income and the company will generally be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Upon the sale of any shares that are delivered to the participant pursuant to an award, the participant will realize either long-term or short-term capital gain (or loss), depending on how long the shares were held, equal to the difference between the amount realized and the fair market value of the shares on the date the shares were vested or delivered to the participant pursuant to the award.

Impact of Section 409A. Section 409A of the Internal Revenue Code applies to deferred compensation, unless the compensation was both deferred and vested prior to January 1, 2005. Generally speaking, “deferred compensation” is compensation earned currently, the payment of which is deferred to a later taxable year, and an amount is “vested” on the date that the participant’s right to receive the amount is no longer conditioned on the participant’s performance of services or upon the occurrence of an event (such as a change in control) or the achievement of performance goals that are substantially related to the purpose of the compensation.

Options, restricted stock, performance share awards, RSU awards, and other stock-based awards available under the Equity Plan are designed to be exempt from the requirements of Section 409A or to satisfy its requirements. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.

Are there any limitations on the company’s deduction?

With certain exceptions, Section 162(m) of the Code limits the company’s deduction for compensation in excess of $1,000,000 paid to the company’s CEO and its three other highest-paid executive officers (other than the principal financial officer). Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

By approving the Equity Plan, stockholders also will be approving the eligibility of executive officers and others to participate in the Equity Plan, the per-person limitations, and the general business criteria on which performance objectives for performance-based awards under the Equity Plan may be based. The Equity Plan imposes per-person limitations as described above.

If the company’s stockholders approve the Equity Plan, the company intends that performance awards (intended to be treated as qualified performance-based compensation as defined in Section 162(m) of the Code) granted to covered employees under the Equity Plan will satisfy the requirements of qualified performance-based compensation and therefore the company will be entitled to a deduction with respect to the payment of these awards. However, with respect to awards that are not intended to be treated as qualified performance-based compensation as defined in the Code, the deduction that the company might otherwise receive with respect to awards to covered employees may be disallowed.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED NASDAQ OMX EQUITY INCENTIVE PLAN.

PROPOSAL IV

APPROVE AN AMENDMENT TO THE NASDAQ OMX EQUITY INCENTIVE PLAN TO ALLOW

FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM

The company’s management compensation committee and board of directors approved, and recommend that stockholders approve, an amendment to the company’s Equity Plan to allow for a one-time stock option exchange program (the Exchange Program). If implemented, the Exchange Program would allow the company to cancel certain stock options previously granted under the Equity Plan and currently held by some of our employees in exchange for the grant of a lesser amount of stock options with lower exercise prices.

The ratio at which eligible options will be surrendered for replacement options, or “exchange ratio”, is designed to result in an exchange such that the economic value of the replacement options to be granted in the exchange will not be greater than the economic value of the options to be cancelled in the exchange. Members of the company’s board, named executive officers and other employees at the rank of executive vice president or above are not eligible to participate in the Exchange Program. Eligibility for the Exchange Program is limited further to employees holding stock options granted in 2006, 2007 and 2008 with an exercise price above a threshold exercise price to be determined by the management compensation committee. This threshold exercise price will be set so that it is both (i) above the 52-week high trading price of the company’s common stock on the determination date preceding the date the Exchange Program begins and (ii) at least 50 percent above the current trading price of the company’s common stock on the determination date preceding the date the Exchange Program begins. Limiting eligibility for the Exchange Program to employees holding stock options above the threshold exercise price is intended to ensure that only outstanding options that are substantially “underwater” (meaning the exercise price of the options is greater than the company’s current stock price) are eligible for the Exchange Program.

Stockholder approval of the proposal is required both under the terms of the Equity Plan and The NASDAQ Stock Market listing rules. If the company’s stockholders do not approve the proposal, the Exchange Program will not take place.

Why is the Exchange Program being proposed?

Although the company’s common stock has outperformed the broader market over a five year period, it has experienced a significant decline since reaching its peak at the end of 2007. This decline is due in large part to the 2008 financial crisis and the continued weak economy. Macroeconomic events largely outside the company’s control continue to create an “overhang” with respect to the company’s stock and, together with the competitive environment within the financial services industry, have contributed to the company’s stock price decline, despite aggressive efforts in fiscal years 2008 and 2009 to reinvigorate the company’s business and improve its performance. For example:

•	Trading volumes, particularly in U.S. and Nordic equity and derivative securities, are driven primarily by overall macroeconomic conditions.

•	The number of companies seeking equity financing is affected by factors such as investor demand, the global economy, availability of diverse sources of financing, and tax and regulatory policies;

•

Macroeconomic conditions have constrained the ability of the credit markets to provide liquidity and credit to the company’s technology customers, suppliers, trading participants and listed companies and have generally affected the financial well-being of market participants. Such events have also slowed the emergence of new market participants seeing opportunities in the recovering global economy;

•

Within the financial services industry, there is intense competition among U.S. exchanges for both equity and trading volume and listings, competition between U.S. exchanges’ alternative trading systems for trading volume, and strong competition between Multilateral Trading Facilities and exchanges in Europe for equity trading volume; and

•	Market trends require continued investment in technology to meet customers’ demands for speed, capacity, and reliability as markets adapt to a global financial industry.

Company management took significant actions in 2008 and 2009 intended to reinvigorate the company’s business and improve its performance, including:

•

The making of several acquisitions and strategic initiatives during 2009 and 2008, including the company’s combination with OMX AB and acquisitions of the Philadelphia Stock Exchange, Boston Stock Exchange, certain subsidiaries of Nord Pool and a majority interest in the International Derivatives Clearing Group. These acquisitions were intended in part to expand the company’s business, achieve certain synergies and diversify its sources of revenues.

•

The launch of NASDAQ OMX BX in early 2009 to provide an additional quote for market participants who want to use the company’s high performance systems to post multiple protected quotes under Regulation NMS. Using the company’s high performance systems, NASDAQ OMX BX became the fastest growing U.S. stock exchange in 2009 and is currently the fifth largest U.S. equity exchange.

•

Expansion of the use of the company’s U.S. INET trading system. For the first time, in 2008, the company expanded the application of its U.S. INET trading system beyond U.S. cash equities with the launch of The NASDAQ Options Market and NASDAQ OMX Europe. During 2009, the company continued to expand the application of our U.S. INET trading system with the successful launch of NASDAQ OMX BX and the re-platforming of NASDAQ OMX PHLX. As evidenced with the company’s February 2010 rollout of INET in the Nordics, the extension of the company’s world technology systems such as INET across its global exchanges are expected to further enhance the company’s competitive position and to open new opportunities for technology sales.

•

Continued leverage of opportunities in market data brought about by the breadth of the company’s data distribution capabilities by offering new data products to the company’s customer base and by strengthening our direct relationships with those customers.

•

The taking of aggressive steps in meeting the company’s cost, revenue, and technology synergies in 2008 and 2009 which will enable the company to benefit from improving economic conditions in 2010. The company expects to continue to realize additional sources of revenue from enhanced product offerings and/or acquisitions which are complementary to the company’s existing businesses.

Actions taken by company management to improve and reinvigorate the company’s performance have, due to industry dynamics and other macroeconomic factors, not yet had a significant impact on the company’s stock price. As a result, the current situation provides a considerable challenge to maintaining employee motivation, as well as creating a serious threat to retention until the economic recovery solidifies. In keeping with the company’s philosophy of performance-based compensation, the company’s Equity Plan has provided for the granting of stock options to a broad spectrum of company employees. Many of the company’s employees hold a significant number of stock options with exercise prices that greatly exceed the company’s current common stock price and the high price of company stock over the past 12 months.

As a result, the board and the management compensation committee believe these underwater options no longer provide the long-term incentive and retention objectives they were intended to provide, and propose the Exchange Program at this time for the following reasons:

•

The Exchange Program will re-align the equity incentives previously granted to company employees with management’s compensation philosophy to reward employees on the basis of performance and to align employees’ interests with that of stockholders. As the result of the decline in the company’s stock price over the past two years, a substantial number of the company’s employees hold options with exercise prices significantly higher than the current market price of the company’s common stock and the 52-week high price. The company believes that underwater options have lost their effectiveness as performance and retention incentives. By exchanging the underwater options for the grant of a lesser amount of stock options with a lower exercise price, there will be restored the efficacy of a compensation incentive where employee value is contingent upon share price growth.

•

The Exchange Program is intended to enhance long-term stockholder value by providing greater assurance that the company will be able to retain experienced and productive employees. In addition to restoring the efficacy of the performance-based compensation incentive, the Exchange Program also includes a retention incentive, because each new stock option exchanged for old underwater options under the Exchange Program will be subject to a three-year graduated vesting requirement. The Exchange Program is also intended to improve the morale of the company’s employees generally, by addressing employees’ concerns regarding their compensation when the business outlook makes it uncertain that the company’s stock price will recover over the near to mid-term, even as these employees are challenged to work aggressively to improve the company’s business.

•

The Exchange Program would also enable the company to recapture value from compensation costs that the company has already incurred and will continue to incur with respect to outstanding underwater stock options. These options were granted at the then-fair market value of the company’s common stock. When stock options are granted to employee, the company bears a compensation expense that reduces the company’s net income. This expense is based upon the fair market value of stock options determined on their grant date using the Black-Scholes option valuation model. Under applicable accounting rules, the company will continue to be obligated to recognize compensation expense with respect to underwater options, even if these options are never exercised because the majority remain underwater. Rather than continuing to recognize the expense for underwater options that are of limited to no value in motivating and retaining the company’s employees, the Exchange Program will enable the company, and ultimately, the company’s stockholders, to realize the intended benefit of the original awards without an increase in compensation expense.

•

The Exchange Program will meaningfully reduce the total number of outstanding stock options, or “overhang”, represented by outstanding options that have high exercise prices and may no longer provide adequate compensation and retention incentives to the company’s employees. Because participating employees will receive fewer stock options than the number of shares subject to the options they surrender and because shares represented by the surrendered options will be removed from the equity pool under the Plan available for future grants, there will be an immediate reduction in the number of shares subject to all outstanding equity awards, thereby decreasing this “overhang.”

If the company’s stockholders do not approve the Equity Plan amendment authorizing the Exchange Program, eligible options will remain outstanding and in effect in accordance with their existing terms. The company will continue to recognize compensation expense for these eligible options even though the options may have little or no incentive or retention value.

What alternatives were considered?

When considering how best to continue to incentivize and reward the company’s employees who have underwater options, the company considered the following alternatives:

•

Implement a One-time Cash Retention Incentive Program. To offset the lost retention value of underwater stock options, the company considered implementing a one-time cash retention incentive for key talent. However, any increase in cash compensation would reduce the company’s cash flow, which could adversely affect the company’s business and operating results. Further, a retention award paid in cash would not necessarily align the interests of the company’s employees with those of its stockholders, since payment of a cash retention award would not be contingent upon share price appreciation.

•

Grant Additional Equity Awards. The company considered special grants of additional stock options or RSUs at current market prices. However, these additional grants would increase the company’s overhang and further dilute the interests of the company’s stockholders without addressing the problem of significant underwater option overhang. Further, this approach would have incurred an additional accounting expense, as opposed to re-using the accounting expense already incurred.

•

Exchange Options for RSUs. Finally, the company considered implementing a program to exchange significantly underwater options for RSUs. Although this approach would require fewer shares to deliver comparable value, it was felt that the employees should continue to have direct alignment with future share price appreciation. Further, granting stock options to higher grade levels of employees is consistent with the company’s ongoing equity grant guidelines.

Why was the Exchange Program the most attractive alternative?

The company has determined that a program under which the company’s employees could exchange underwater stock options with higher exercise prices for a lesser number of stock options with a lower exercise price was the most attractive alternative for a number of reasons including the following:

•

The Exchange Program offers a reasonable, balanced and meaningful incentive for our eligible employees. Under the Exchange Program, participating employees will surrender eligible underwater options for replacement options covering fewer shares with a lower exercise price and that will vest in three equal annual installments beginning 12 months after the replacement option grant date.

•

The Exchange Program will provide a retention incentive. Every replacement option will be subject to a vesting requirement—one third of the replacement options vest on the first, second and third anniversaries of the replacement option grant date, provided the option holder remains in the company’s active employ. This will provide a retention incentive for employees to remain with the company as it works to address the difficult business conditions that have depressed the company’s stock price.

•

The exchange ratio will be calculated to return value to our stockholders. The company will calculate the exchange ratio to result in a fair value, for accounting purposes, of the replacement options that will not be greater than the fair value of the eligible options that are exchanged. As a result, the company believes the exchange will have no significant adverse impact on the company’s reported earnings. The company believes this combination of fewer shares subject to options with lower exercise prices, granted with no expected significant adverse impact on the company’s reported earnings, together with a new three-year graduated vesting requirement to exercise the replacement options, represents a reasonable and balanced exchange program with the potential for a significant positive impact on employee retention, motivation and performance. Additionally, stock options will provide value to employees only if the company’s share price increases over time thereby aligning employee and stockholder interests.

•

The Exchange Program will reduce the company’s equity award overhang. Not only do the underwater options have little or no retention value, they cannot be removed from the company’s equity award overhang until they are exercised, expire or the employee who holds them leaves employment with the company. An exchange, such as the one proposed under the Exchange Program, will reduce this overhang while eliminating the ineffective options that are currently outstanding. Because employees who participate in the Exchange Program will receive a lesser number of replacement options in exchange for their surrendered eligible options, the number of shares of stock subject to all outstanding equity awards will be reduced, thereby reducing the company’s overhang. Based on the anticipated exchange ratio of 1.4 to 1 and the other assumptions outlined herein, if all eligible options are exchanged, options to purchase approximately 1.0 million shares will be surrendered and cancelled, while replacement options covering approximately 0.7 million shares will be granted, resulting in a net reduction in the equity award overhang by approximately 0.3 million shares. All eligible options that are not exchanged will remain outstanding and in effect in accordance with their existing terms.

•	Members of the company’s board and its senior leadership will not be eligible to participate in the Exchange Program. Although the company’s directors and officers of the rank of executive vice president or above also hold options that are significantly underwater, these individuals are not eligible to participate in the Exchange Program because the company believes that their compensation should remain at greater risk based on the company’s stock price.

Material Terms of the Exchange Program

If stockholders approve the amendment of the company’s Equity Plan to include the Exchange Program, the material terms of the Exchange Program will include eligibility for participation, the exchange ratio to be applied to eligible options and the vesting schedule to apply to the replacement options granted pursuant to the Exchange Program. These material terms are anticipated to be as set forth below.

Implementing the Exchange Program. The company has not commenced the Exchange Program and will not do so unless our stockholders approve this proposal. If the company receives stockholder approval of the amendment to the Equity Plan permitting the Exchange Program, the Exchange Program may commence at a time determined by the management compensation committee, with terms expected to be substantially similar to those described in this proposal. If the company receives the required stockholder approval for the Equity Plan amendment, the approval will be for a one-time exchange program. Even if the stockholders approve this proposal, the management compensation committee may still later determine not to implement the Exchange Program or may implement it with modified terms which may include a different exchange ratio and/or threshold price for eligible options, provided that such different terms satisfy the requirements of an exchange where the economic value of new options issued does not exceed the economic value of existing options surrendered. It is currently anticipated that the Exchange Program will commence as soon as practicable following approval of this proposal by our stockholders. However, if the Exchange Program does not commence within twelve (12) months after the date of stockholder approval, the company will not commence an exchange or similar program without again seeking and receiving stockholder approval.

Upon commencement of the Exchange Program, employees holding eligible options would receive written materials (the “offer to exchange”) explaining the precise terms and timing of the Exchange Program. Employees would be given a reasonable period (as the management compensation committee shall determine) to elect to exchange, on a grant-by-grant basis, all or none of their eligible options with respect to each eligible option grant, for replacement options. After the offer to exchange is closed, the eligible options surrendered for exchange would be cancelled, and the management compensation committee would approve grants of replacement options to participating employees in accordance with the applicable exchange ratio. All such replacement options would be granted under the company’s Equity Plan (as such Plan is proposed to be amended and restated subject to approval of the company’s stockholders, in accordance with Proposal III described in this Proxy Statement) and would be subject to the terms of the Equity Plan.

At or before commencement of the Exchange Program, the company will file the offer to exchange and other related documents with the SEC as part of a tender offer statement on Schedule TO. Employees, as well as stockholders and members of the public, will be able to access the offer to exchange and other documents the company files with the SEC free of charge from the SEC’s web site at www.sec.gov or on our Investor Relations web site at http://ir.nasdaqomx.com/.

If you are both a stockholder and an employee holding eligible options, please note that voting to approve the Equity Plan amendment authorizing the Exchange Program does not constitute an election to participate in the Exchange Program.

Eligible Options. To be eligible for exchange under the Exchange Program, an underwater option, as of a determination date specified by the terms of the offer to exchange (which determination date will be not more than 20 business days prior to the date that the Exchange Program commences), must (1) have been granted in 2006, 2007, or 2008 at least two (2) years prior to the start date of the Exchange Program and (2) must have a per share exercise price above a threshold level. The threshold exercise price will be set so that it is both (i) above the 52-week high trading price of the company’s common stock on the determination date and (ii) at least 50 percent above the company’s common stock price on the determination date.

For reference purposes, the following table summarizes information regarding outstanding eligible stock options under the company’s Equity Plan as of March 15, 2010, based on the anticipated requirements for eligible options as described above.

Shares represented by eligible stock options under the Exchange Program	1,024,766
Weighted average exercise price of all outstanding eligible stock options	$38.36
Weighted average remaining terms of all outstanding eligible stock options	7.08

Eligible Participants. The Exchange Program will be open to all U.S. and international employees who hold eligible options, except as described below. Although the company intends to include all employees located outside the U.S., the company may exclude such employees if, for any reason, the management compensation committee believes that their participation would be illegal, inadvisable or impractical. To be eligible, an individual must be employed on the date the offer to exchange commences and must remain employed through the date that replacement options are granted. The Exchange Program will not be open to current and former members of the company’s board, or the company’s senior executives with a rank of executive vice president or above. As of March 15, 2010, there were approximately 684 employees holding eligible options who would be eligible to participate in the Exchange Program (based on assumptions described herein regarding the anticipated requirements for eligible options).

Exchange Ratios. One objective in determining the exchange ratios applicable under the Exchange Program will be to provide for the grant of replacement stock options that will have a value no greater than the value of the stock options surrendered, determined as of the date of commencement of the Exchange Program so that the grant of replacement options will be accounting expense neutral. This will eliminate any additional compensation cost that the company must recognize on the replacement options, other than immaterial compensation expense that might result from fluctuation in the company’s stock price after the exchange ratio has been set but before the exchange actually occurs. We will estimate the fair value of the eligible options by using the Black-Scholes option valuation model. The Black-Scholes model is a common method used for estimating the fair value of stock options, and we use this model for calculating the share-based compensation expense reported in our financial statements.

For illustration, as of March 2010, it is anticipated that the eligible options will be exchanged for replacement options using an exchange ratio of 1.4 to 1. For example, a participant who tenders 300 eligible underwater options would receive 214 replacement options, each with an exercise price equal to the company’s common stock price on the date of the replacement grant.

It is anticipated that the same exchange ratio will be used for all eligible options, regardless of the eligible options’ date of grant and the exercise price of the option on that date. The exchange ratio will be set so that all replacement options satisfy, as compared to the eligible options being surrendered therefor, the value for value criteria. Some replacement options may have a lesser economic value as compared to the surrendered eligible options, depending on the term and exercise price of the surrendered options, but the replacement options will not have an economic value greater than those of the surrendered options for which they are exchanged.

The actual exchange ratio will be determined by the management compensation committee shortly before the start of the Exchange Program, based on the then-current value of the company’s common stock. In no event will the exchange ratio be set so that more economic value is issued via new options than is tendered via surrendered options.

Election to Participate. Participation in the Exchange Program will be voluntary. Eligible employees will be permitted to exchange, on a grant-by-grant basis, all or none of the eligible options with respect to an eligible option grant for replacement options.

Exercise Price of Replacement Options. All replacement options will be granted with an exercise price equal to the closing price of the company’s common stock on the replacement option grant date as reported by The NASDAQ Stock Market.

Vesting of Replacement Options. The replacement options will vest in three equal annual installments, on the first, second and third anniversaries of the replacement option grant date.

Term of the Replacement Options. The replacement options will have a seven-year term.

Other Terms and Conditions of the Replacement Options. The other terms and conditions of the replacement options will be set forth in an option agreement to be entered into as of the replacement option grant date. Any additional terms and conditions will be comparable to the other terms and conditions of the eligible options. All replacement options will be non-statutory stock options granted under the company’s Equity Plan.

Return of Eligible Options Surrendered. The eligible options surrendered for exchange will be cancelled and all shares of common stock that were subject to such surrendered options will not become available for future awards under the Equity Plan.

Accounting Treatment. The intent of the Exchange Program is that it will not result in the company incurring additional expense. The unamortized compensation cost of the surrendered options, and incremental expense, if any, of the replacement options granted in the Exchange Program, will be recognized ratably over the vesting period of the replacement options. The incremental compensation cost will be measured as the excess, if any, of the fair value of each replacement option granted to employees in exchange for surrendered eligible options, measured as of the date the replacement options are granted, over the fair value of the surrendered eligible options in exchange for the replacement options, measured immediately prior to the cancellation. Because the exchange ratio will be calculated to result in the fair value of the replacement options being not greater than the fair value of the surrendered options, the company does not expect to recognize any significant incremental compensation expense for financial reporting purposes as a result of the Exchange Program. In the event that any of the replacement options are forfeited prior to their vesting due to termination of service, the incremental compensation cost for the forfeited replacement options will not be recognized; however, the company would recognize any unamortized compensation expense from the surrendered options which would have been recognized under the original vesting schedule.

U.S. Federal Income Tax Consequences. The following is a summary of the anticipated material U.S. federal income tax consequences of participating in the Exchange Program. A more detailed summary of the applicable tax considerations to participating employees will be provided in the offer to exchange. The company believes the exchange of eligible options for replacement options pursuant to the Exchange Program should be treated as a non-taxable exchange and neither the company nor any of our employees should recognize any income for U.S. federal income tax purposes upon the surrender of eligible options and the grant of replacement options. However, the tax consequences of the Exchange Program are not entirely certain, and the Internal Revenue Service is not precluded from adopting a contrary position. The law and regulations themselves are also subject to change. All holders of eligible options are urged to consult their own tax advisors regarding the tax treatment of participating in the Exchange Program under all applicable laws prior to participating in the Exchange Program. The tax consequences for non-U.S. employees may differ from the U.S. federal income tax consequences described in the preceding sentence.

Potential Modification to Terms to Comply with Governmental Requirements. The terms of the Exchange Program will be described in an offer to exchange that will be filed with the SEC. Although the company does not anticipate that the SEC will require it to materially modify the Exchange Program’s terms, it is possible that the company will need to alter the terms of the Exchange Program to comply with comments from the SEC. Changes in the terms of the Exchange Program may also be required for tax purposes for participants in the U.S. as the tax treatment of the Exchange Program is not entirely certain. In addition, the company intends to make the Exchange Program available to company employees who are located outside the United States, where permitted by local law and where the company determines it is feasible and practical to do so. It is possible that the company may need to make modifications to the terms offered to employees in countries outside the United States to comply with local requirements, or for tax or accounting reasons. The management compensation committee will retain the discretion to make any such necessary or desirable changes to the terms of the Exchange Program for purposes of complying with comments from the SEC or optimizing the U.S. federal or foreign tax consequences.

What are the benefits relating to the Exchange Program?

Participation in the Exchange Program is voluntary, and no eligible employee will be required to surrender his or her eligible options. For those who choose to participate in the Exchange Program, the Exchange Program is intended to satisfy the requirement of a value for value exchange so that the economic value of the replacement options to be granted in the exchange will not be greater than the economic value of the options to be cancelled in the exchange. Because the same exchange ratio will be used for all eligible options, some participants will receive total replacement options of greater or lesser value, in relation to the options they will surrender, as compared to the replacement options received by other eligible employees surrendering options with different grant dates and exercise prices. However, no eligible employee will receive replacement options with a greater economic value, as determined under a Black-Scholes option pricing model, then the total options they will surrender.

Assuming an exchange ratio of 1.4 to 1 and a threshold exercise price above $30.00 per share for eligible options, the maximum number of shares underlying eligible options that would be cancelled would be approximately 1.0 million shares, and the maximum number of shares underlying new options that would be granted would be approximately 0.7 million shares.

What is the effect of the Exchange Program on stockholders?

The Exchange Program is designed to constitute a value for value exchange with respect to the holders of eligible options and in the aggregate to be expense-neutral to the company’s stockholders while reducing the overhang. Assuming an exchange ratio of 1.4 to 1 and a threshold exercise price above $30.00 per share for eligible options, if all eligible options are exchanged, options to purchase approximately 1.0 million shares will be surrendered and cancelled, while replacement options covering approximately 0.7 million shares will be granted resulting in a net reduction in the equity award overhang by approximately 0.3 million shares. Following the Exchange Program, if all eligible options are exchanged, the company will have approximately 9.5 million options outstanding, with a weighted average exercise price of $15.86 and a weighted average remaining life of 5.99 years.

What is the text of the proposed amendment to the Equity Plan?

In order to permit the company to implement the one-time stock option Exchange Program in compliance with its Equity Plan and applicable NASDAQ listing rules, the management compensation committee recommended and the board approved an amendment to the company’s Equity Plan, subject to approval of the amendment by the company’s stockholders. The company is seeking stockholder approval to amend the Equity Plan to allow for the one-time-only Exchange Program. The amendment would add a new Section to the Equity Plan which will read essentially as follows:

Notwithstanding any other provision of the Plan to the contrary, upon approval of the company’s stockholders, the Committee may provide for, and the company may implement, a one-time-only option exchange offer, pursuant to which certain outstanding Options could, at the election of the person holding such Option, be tendered to the company on a grant-by-grant basis for cancellation in exchange for the issuance of a lesser amount of Options with a lower exercise price, provided that such one-time-only option exchange offer is commenced within twelve months of the date of such stockholder approval.

What are the material terms of the Equity Plan?

A summary of the material terms of the company’s Equity Plan is included as part of Proposal III in this Proxy Statement. As described in that proposal, the board recommends that the stockholders approve the amended and restated Equity Plan.

This proposal to amend the Equity Plan to permit a one-time option Exchange Program is separate from Proposal III. In the event that the stockholders should fail to approve Proposal III but approve this proposal regarding the Exchange Program, the company may implement the Exchange Program as an amendment to the current Equity Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE NASDAQ OMX EQUITY INCENTIVE PLAN TO PERMIT A ONE-TIME STOCK OPTION EXCHANGE PROGRAM.

PROPOSAL V

APPROVE THE AMENDED AND RESTATED NASDAQ OMX

EMPLOYEE STOCK PURCHASE PLAN

The company believes that maintaining a competitive employee stock purchase plan is an important element in recruiting, motivating and retaining our employees. Our employee stock purchase plan is designed to more closely align the interests of the company’s employees with those of our stockholders by encouraging employees to invest in the company’s common stock, and to help our employees share in the company’s success through the appreciation in value of purchased stock. For more information regarding the remaining shares available for future issuance under all NASDAQ OMX equity compensation plans, see Proposal III, “Approve the Amended and Restated NASDAQ OMX Equity Incentive Plan.”

The 2000 NASDAQ OMX Employee Stock Purchase Plan expires in December 2010. As a result, in March 2010, the company’s management compensation committee and board of directors approved, and recommend that stockholders approve, the amendment and restatement of the ESPP.

The amended and restated ESPP, if approved by the company’s stockholders, would be effective as of the date of stockholder approval (the restatement effective date) for a term of ten (10) years from the restatement effective date. The amended and restated ESPP is intended to accomplish the following:

•	increase by 3,500,000 the number of shares of the company’s common stock authorized for issuance under the ESPP;

•	extend the ESPP’s term by approximately ten (10) years;

•	conform the ESPP to the requirements of the final regulations that were issued in November 2009 under section 423 of the Internal Revenue Code;

•

extend participation in the ESPP to eligible employees of the company’s non-U.S. participating affiliates, by revising the plan so that it consists of two component plans, a Section 423 ESPP for employees of the company and its U.S. participating affiliates, which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 and eligible for the special tax treatment afforded under Section 423, and a “Non-423 Plan” which may be extended as a vehicle for the purchase of company shares by eligible employees of the company’s non-U.S. participating affiliates, who are not subject to U.S. tax laws;

•	revise the ESPP to permit flexibility to approve offerings to purchase shares with varying terms, subject to the maximum limitations of Section 423; and

•	to provide for other clarifying changes to the ESPP consistent with Section 423.

The board has approved the amendment and restatement of the ESPP subject to stockholder approval to the extent such approval is necessary under applicable laws and regulations. The board is asking you to approve the ESPP in order to increase the number of shares available for purchase under the ESPP and to make effective those other material changes to the ESPP which require stockholder approval.

The ESPP is set forth in full in Appendix E to this proxy statement. A summary of the ESPP is set forth below.

What is the background and purpose of the ESPP?

The ESPP is designed to provide the company’s eligible employees and employees of the company’s participating subsidiaries and affiliates (including non-U.S. affiliates) with the opportunity to purchase shares of the company’s common stock on periodic purchase dates through accumulated payroll deductions. The ESPP is designed to allow U.S. based employees to make purchases in a manner that receives favorable tax treatment under Section 423. The management compensation committee of the board, or its delegate, may approve offerings under the ESPP that are not intended to qualify for favorable tax treatment under Section 423, in which eligible employees who are not subject to U.S. tax laws may participate.

Purchase opportunities will be extended to employees of non-U.S. affiliates as the management compensation committee, or its delegate, may permit, consistent with applicable local tax and securities rules. It is anticipated that employees of participating non-U.S. affiliates will be permitted to purchase shares on similar but not necessarily identical terms as eligible U.S. employees. Differences may be required by local law. The favorable tax treatment afforded to participating employees of the company and its U.S. affiliates under Section 423 will not be available to employees of participating non-U.S. affiliates.

In the current January through June offering period under the ESPP, there are 359 employees enrolled to participate in the ESPP, representing approximately 38% of the company’s eligible U.S. employees.

Who administers the ESPP and how is it administered?

The ESPP is administered by the management compensation committee. The duties of the committee include, without limitation, the following:

•	to determine when each offering to purchase shares will occur, and the terms and conditions of each offering (which need not be identical);

•	to determine the length of each offering period (during which a participant may accumulate funds through payroll deductions in order to purchase shares), and the enrollment period;

•

to designate from time to time which U.S. and non-U.S. affiliates of the company are eligible to participate in the ESPP (under the Section 423 and Non-423 components of the Plan respectively), and to determine the terms and conditions of participation by the employees participating affiliates; and

•

to construe and interpret the ESPP and to establish, amend and revoke rules, regulations and procedures for the administration of the ESPP, and to correct any defects and inconsistencies in the ESPP or the purchase of shares under the ESPP.

The committee may, consistent with the terms of the ESPP and its charter, delegate some of its duties and responsibilities to others.

How many shares are available for purchase under the ESPP?

The total number of shares of common stock originally reserved for issuance under the terms of the ESPP was 2,000,000. As of March 15, 2010, an aggregate of 1,386,095 shares of common stock have been issued to employees under the ESPP, and 613,905 shares of common stock remained available for future issuance. Assuming that this Proposal VI is approved by the stockholders, the total number of shares of common stock reserved for issuance under the ESPP will be increased by 3,500,000 shares. The shares of common stock issuable under the ESPP may be made available from the company’s treasury, from authorized but unissued shares of common stock or from shares of common stock we repurchase, including shares of common stock repurchased on the open market. The company estimates that, with an increase of 3,500,000 shares, the company will have a sufficient number of shares of common stock to cover purchases under the ESPP for approximately ten years.

In the event that the board or the committee determines that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property) recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the company, issuance of warrants or other rights to purchase shares or other securities of the company, or other similar corporate transaction or event that affects the shares such that an adjustment is determined to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, then the board or committee shall, in such manner as it deems appropriate, make such equitable adjustments in the ESPP and the then outstanding offerings as it deems necessary and appropriate. Adjustments may include, without limitation, changing the number of shares reserved for purchase under the ESPP.

Who is eligible to participate in the ESPP?

Only employees of the company (including employees who are directors) and employees of our participating affiliates are eligible to participate in the ESPP. The committee, or its delegate, will determine the particular eligibility requirements for participation in an offering. For offerings that are intended to qualify under Section 423, the committee is not permitted to exclude employees who customarily work twenty (20) or more hours per week or five (5) or more months in calendar year. For offerings that are not intended to qualify under Section 423, the committee has the ability to determine that it is necessary or desirable to exclude certain employees by location or position from participation in the Non-423 component of the ESPP in order to reflect or comply with local laws or conditions.

How does the ESPP operate?

Offering Period. Shares of common stock are offered under the ESPP through a series of offerings of such duration as determined by the committee. These are known as “offering periods.” Historically, the committee has approved offering periods of approximately six (6) months, but may permit shorter or longer offering periods. In no event, however, may an offering period exceed 12 months.

Each offering consists of (i) an enrollment period, during which eligible employees can elect to participate with respect to an offering period by accumulating funds for the purchase of shares through payroll deductions during the immediately following offering period, (ii) the offering period during which such funds are accumulated, and (iii) a purchase date, which is usually the last day of the offering period, as of which the ESPP administrator will acquire shares of company common stock with the funds accumulated by each participant during the offering period.

When an eligible employee elects to participate in an offering, he or she is electing to accumulate funds through payroll deduction during the offering period which will be used to acquire shares of common stock on the purchase date as of the close of the offering period. Except as may be permitted by the committee, all contributions must be made by means of payroll deductions. On the purchase date, all payroll deductions (and any other permitted contributions) collected from the participant are automatically applied to the purchase of common stock, subject to certain limitations. All payroll deductions are taken on an after-tax basis.

As described under the subheading “Purchase Price,” below, a major benefit of the ESPP is that participants are able to purchase shares at a discount from the then-current market price.

A participant with respect to an offering period may, by written notice at any time during the offering period, direct the company to reduce or increase payroll deductions, subject to a maximum of one change per offering period. The committee may prescribe rules regarding the time and manner for providing such notice.

Amounts contributed by means of payroll deductions during an offering period are accounted for through a bookkeeping account established by the company (or participating affiliate). This is a recordkeeping account only, and is not credited with interest. A participant may elect to withdraw all or any portion of his or her account prior to the end of the offering period to which it relates. Such withdrawal will terminate the participant’s participation with respect to that offering period, although he or she can elect to enroll and participate again with respect to a future offering period, provided he or she remains an eligible employee. The committee may require that a notice of withdrawal be on file with the company’s designated office for a reasonable period prior to the purchase date with respect to the offering period. Following receipt of a timely notice of withdrawal, the participant’s accumulated account which has not been applied to the purchase of shares shall be refunded to the participant as soon as administratively feasible in accordance with the company’s administrative procedures.

Purchase Price. The purchase price of the shares of common stock purchased on behalf of each participant on each purchase date is the lower of 85% of (1) the fair market value per share on the start date of the offering period in which the participant is enrolled or (2) the fair market value on the applicable purchase date of the offering period (usually the last day of the offering period).

The fair market value per share on any particular date under the ESPP is the closing price per share on such date reported on The NASDAQ Stock Market. As of March 15, 2010, the fair market value of the company’s common stock determined on such basis was $20.28 per share.

With respect to the Non-423(b) Plan, in circumstances where payroll deductions have been taken from a participant’s base salary or base pay in a currency other than U.S. dollars, shares will be purchased by converting the participant’s account to U.S. dollars at the exchange rate in effect at the end of the fifth (5th) business day preceding the purchase date, as published by Bloomberg.com if available or otherwise as determined with respect to a particular jurisdiction by the committee or its delegate for this purpose, and such dollar amount shall be used to purchase shares as of the purchase date. It is intended that the committee, or its delegate for such purpose with respect to a particular jurisdiction, will communicate the exchange rate to be used to each affected participant in advance of the purchase date so that he or she may decide whether to purchase the shares or to withdraw all or part of his or her account prior to the end of the offering period.

Payroll Deductions and Stock Purchases. By enrolling in the ESPP with respect to an offering period, each participant authorizes periodic after-tax payroll deductions of a percentage of his or her base salary or base pay each payroll period during the offering period. Payroll deductions will be accumulated and applied to the acquisition of shares of common stock on the purchase date for that offering period at the purchase price in effect for that purchase date. Payroll deductions may be made in 1% increments of base salary or base pay, subject to a minimum of 1% and a maximum of 10% of base salary or base pay each payroll period. Contributions other than by means of payroll deduction are generally not permitted. In no event may contributions exceed 10% of the participant’s base salary or base pay for the offering period.

Other Limitations. The ESPP imposes certain limitations upon a participant’s rights to acquire shares of common stock for offerings that are intended to qualify under Section 423, including the following:

•

Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of shares of common stock (valued as of the first day of each offering period) for each calendar year.

•

Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the company or any of our affiliates.

•	The maximum number of shares that may be purchased by any participant in any calendar year is 4,000 shares.

Unless otherwise determined by the committee, these limitations will also be imposed with respect to purchases under the Non-423 component of the Plan made available to employees of participating non-U.S. affiliates.

Termination of Employment. Purchase rights granted pursuant to any offering under the ESPP terminate immediately upon cessation of employment for any reason, including death, and the company will refund all accumulated payroll deductions which have not been applied to the purchase of shares to the terminated employee or his or her beneficiary, as applicable, without interest.

Stockholder Rights. No participant has any stockholder rights with respect to the shares of common stock covered by a purchase right until the shares of common stock are actually purchased on the participant’s behalf. Other than stock splits and other recapitalizations described above, no adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Change in Ownership

In the event of the change in control of the company (as defined in the ESPP), if the committee determines that the continued operation or administration of the ESPP could prevent participants from obtaining the benefits intended under the ESPP, the ESPP may be terminated in any manner deemed by the committee to provide equitable treatment to participants.

Share Pro Ration. Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed either (1) the maximum number of shares of common stock purchasable in total by all participants on any one purchase date as in effect with respect to an offering period, or (2) the number of shares of common stock then available for purchase under the ESPP, then the committee will make a pro rata allocation of the available shares of common stock in as nearly a uniform manner as shall be practicable and as it shall deem equitable. In the event that any shares reserved for any offering period are not purchased, such un-purchased shares may again be made available for purchase under the Plan.

Special Rules for Non-U.S. Affiliates. With respect to employees of the company’s non-U.S. affiliates participating in the ESPP, the committee may adopt rules or procedures relating to the operation and administration of the ESPP to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

The committee may also adopt rules, procedures or sub-plans applicable to particular non-U.S. participating affiliates and the jurisdiction(s) to which they are subject, which sub-plans may be designed to be outside the scope of Section 423 and which are intended to comply with the tax, employment and/or securities laws of such jurisdiction(s). The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of the maximum number of shares available for purchase, but unless otherwise superseded by the terms of such sub-plan, the provisions of the ESPP shall govern the operation of such sub-plan. To the extent inconsistent with the requirements of Section 423, such sub-plan shall be considered part of the Non-423 Plan, and rights granted thereunder shall not be considered to comply with Section 423.

Can the ESPP be amended or terminated?

The company’s board may alter, suspend or terminate the ESPP at any time. However, the board must seek stockholder approval of any ESPP amendment to the extent necessary to satisfy applicable laws or listing requirements. For example, under currently applicable laws and listing requirements the board may not, without stockholder approval, amend the ESPP to (1) increase the number of shares of common stock issuable under the ESPP, or (2) alter the purchase price formula so as to reduce the purchase price. Subject to the foregoing, the committee may, from time to time, amend the ESPP to cure any ambiguity or correct or supplement any provision of the Plan which may be defective or inconsistent with another provision of the Plan, or to make other necessary or desirable changes that the committee deems to be not material.

U.S. Federal Tax Consequences

The following is a summary of the principal U.S. Federal income taxation consequences to the company and our employees with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any foreign jurisdictions where a participant may reside.

General. For employees of the company and its participating U.S. affiliates that are subject to U.S. tax laws, the ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423, so that purchase rights exercised under the ESPP may qualify as qualified purchases under Section 423. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares of common stock acquired under the ESPP or in the event the participant should die while still owning the purchased shares of common stock.

Disqualifying Disposition. If the participant sells or otherwise disposes of the purchased shares of common stock within two years after the start date of the offering period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income equal to the amount by which the fair market value of the shares of common stock on the purchase date exceeded the purchase price paid for those shares, and the company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant will also recognize capital gains to the extent the amount realized upon the sale or disposition of the shares of common stock exceeds the sum of the aggregate purchase price paid for those shares of common stock and the ordinary income recognized upon their disposition.

Qualifying Disposition. If the participant sells or disposes of the purchased shares of common stock more than two years after the start date of the offering period in which the shares of common stock were acquired and more than one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the fair market value of the shares of common stock on the sale or disposition date exceeded the purchase price paid for those shares of common stock or (2) fifteen percent (15%) of the fair market value of the shares of common stock on the start date of that offering period. Any additional gain or loss upon the disposition will be taxed as a long-term capital gain or loss. The company will not be entitled to an income tax deduction with respect to such disposition.

Death. If the participant still owns the purchased shares at the time of death, the lesser of (1) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (2) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period in which those shares of common stock were acquired will constitute ordinary income in the year of death.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED NASDAQ OMX EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL VI

APPROVE THE NASDAQ OMX 2010 EXECUTIVE CORPORATE INCENTIVE PLAN

Performance-based incentives are a foundation of our compensation program. Accordingly, we offer annual performance-based cash incentive awards to our key employees with significant responsibility for the success and growth of NASDAQ OMX under an executive corporate incentive plan. The executive corporate incentive plan is designed to: (1) promote attainment of the company’s significant business objectives, (2) encourage and reward management teamwork across the entire company and (3) assist in the attraction and retention of employees vital to the company’s long-term success. For a description of the awards made under the current executive corporate incentive plan for 2009, see “Compensation Discussion & Analysis—Analysis of 2009 Executive Compensation Elements—Annual Performance-Based Cash Incentive Awards.”

In March 2010, the company’s management compensation committee and board of directors approved, and recommend that stockholders approve, the NASDAQ OMX 2010 Executive Corporate Incentive Plan (the ECIP). The ECIP is intended to replace our existing executive corporate incentive plan, and it is anticipated that no future awards will be made under that plan if our stockholders approve the ECIP.

The company is seeking stockholder approval of the ECIP (i) as it includes a revised list of performance measures that may be used when granting awards under the plan and (ii) for purposes of complying with Section 162(m) of the Code. Generally, Section 162(m) of the Code does not allow publicly-held companies like NASDAQ OMX to take a tax deduction for compensation that is paid to the CEO and the three other most highly compensated executive officers (other than the principal financial officer) to the extent such compensation exceeds one million dollars per officer in any year. However, awards made by a publicly-traded company pursuant to a performance-based compensation plan that is approved by its stockholders at least every five years will not be subject to the deduction limit.

The ECIP is set forth in full in Appendix D to this proxy statement. A summary of the ECIP is set forth below.

How is the ECIP administered?

The ECIP is administered by the management compensation committee of our board. The committee has full authority and discretion to: (i) determine eligibility for participation in the ECIP, (ii) make awards under the ECIP, (iii) establish the terms and conditions of such awards (including, without limitation, the length of the performance period, the performance goals and the performance measures) and (iv) determine and certify whether the performance goals have been achieved.

The committee is authorized to interpret the ECIP, adopt administrative rules, regulations, procedures and guidelines for the plan, and correct any defects and other inconsistencies in the plan.

Who is eligible to participate in the ECIP?

Participation in the ECIP is limited to active employees of the company or participating affiliates who are employed in an executive capacity. The CEO, or his or her designee, may recommend employees for selection as participants in the ECIP, and the committee, in its sole discretion, has the authority to select employees to participate.

What type of awards are made under the ECIP?

The committee may, in its discretion, grant performance-based cash awards to eligible participants under the ECIP. The amount of a participant’s award may be based on a percentage of the participant’s salary or on another method established by the committee. Each participant will be notified of his or her potential eligibility for an award. No award paid to a participant for a performance period of one year or more may exceed the greater of 3% of the company’s before-tax net income or $3,000,000. A performance period generally is a calendar year but can be another period, which may be longer or shorter than a year, as selected by the committee. For a performance period of less than one year, the maximum award limit will be pro-rated.

What performance measures are used?

Cash awards under the ECIP will be conditioned upon the achievement of pre-established goals relating to one or more of the following performance measures as established by the committee:

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and amortization;

•	earnings per share;

•	non-GAAP earnings per share;

•	revenue growth; share price;

•	market share;

•	net income or net revenue or net profit (before or after taxes);

•	income from operations (before or after taxes);

•	return measures (including without limitation return on assets or net assets, capital or sales);

•	cash flow (including without limitation, operating cash flow and/or free cash flow;

•	expense targets;

•	planning accuracy (as measured by comparing planned results to actual results);

•	objectively determinable effectiveness, efficiency or business retention/expansion goals; and

•	business effectiveness survey results.

Performance measures may be determined either individually, alternatively or in any combination and applied to either the company as a whole or to a business unit, division, department or function of the company or any subsidiary or affiliate of the company, as specified by the committee. Performance may be measured on an absolute basis or relative to a pre-established target, to a previous year’s or period’s results or to a designated comparison group or company or stock market index, in each case as specified by the committee.

No later than ninety (90) days after the beginning of an applicable performance period, the committee will establish in writing the performance goals, performance measures and the methods for computing the amount of compensation that will be payable under the ECIP to each participant if the performance goals are attained. For a performance period of less than one year, the committee will take any action prior to the lapse of 25% of the performance period. In addition to establishing minimum performance goals, the committee, in its discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

To the extent consistent with Section 162(m) of the Code, the committee may, in determining whether pre-established performance goals have been achieved, exercise discretion to include or exclude the effect of certain extraordinary or non-recurring events specified in the ECIP that occur during a performance period.

The committee, in its discretion, also may establish additional restrictions or conditions that must be satisfied as a condition to payment of all or a portion of an award. These restrictions and conditions may include, among others, the receipt by a participant of a specified annual performance rating, a vesting requirement and/or the achievement of specified performance goals by the company, business unit or participant. The committee also may reduce the amount of any award if it concludes that such reduction is necessary or appropriate in its discretion, but may not increase any award that is intended to be performance-based compensation under Section 162(m) of the Code.

When are awards paid?

Payment of awards will be made as promptly as practicable after the committee has certified in writing the extent to which the applicable performance goals and other material terms have been achieved. If an award is subject to a vesting requirement or satisfaction of other conditions, payment will be made as soon as practicable following the participant’s satisfaction of the applicable other requirement or condition. In no event, however, may an award be paid no later than two and one-half (2 1/2) months following the end of the calendar year that includes the end of the performance period or, if later, the date the other requirement or condition is satisfied.

In the event a participant’s employment is terminated by reason of death, disability or retirement (as defined in the ECIP), the award shall be reduced on a pro-rated basis to reflect partial participation during the performance period through the date of such termination, subject to the committee’s certification that, with respect to termination of employment due to retirement, the applicable performance goal(s) for the performance period have been met.

In the event a participant’s employment is terminated for any reason other than death, disability or retirement, all of the participant’s rights to an award for the performance period then in progress shall be forfeited. However, the committee may, in its sole discretion, pay a pro-rated award for the portion of the performance period, subject to the committee’s certification that the applicable performance goals for the performance period have been met. Pro-rated awards shall be paid on the normal payment date with regard to the performance period to which the award relates.

Are awards transferable?

No. A participant’s rights under the ECIP may not be assigned, pledged or otherwise transferred except, in the event of the participant’s death, to the participant’s designated beneficiary or, in the absence of such designation, by will or by the laws of descent and distribution.

Can the ECIP be amended or terminated?

Yes. The committee may amend, suspend or terminate the ECIP at any time. No amendment, however, may be made without the consent of the company’s stockholders if the effect of such amendment would be to cause outstanding or pending awards to cease to qualify for the performance-based compensation exception to Section 162(m) of the Code. The committee may at any time (without the consent of participants) modify, amend or terminate any or all of the provisions of the ECIP to the extent necessary to conform such provisions to Section 409A of the Code.

What are the federal income tax consequences to participants?

When any part of an award is paid in cash to a participant, the participant will realize compensation taxable as ordinary income in an amount equal to the cash paid. The company will generally be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income.

Are there any limitations on the company’s deductions?

With certain exceptions, Section 162(m) of the Code limits the company’s deduction for compensation in excess of one million dollars paid to the company’s CEO and its three other highest-paid executive officers (other than the principal financial officer). Compensation paid to such covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. If the company’s stockholders approve the ECIP, the company intends that performance awards (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the ECIP will satisfy the requirements of qualified performance-based compensation, and therefore, the company will be entitled to a deduction with respect to the payment of such awards. However, with respect to awards that are not intended to be treated as qualified performance-based compensation as defined in the Code, the deduction that the company might otherwise receive with respect to such awards to covered employees may be disallowed.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE NASDAQ OMX 2010 EXECUTIVE CORPORATE INCENTIVE PLAN.

PROPOSAL VII

APPROVE THE CONVERSION OF

SERIES A PREFERRED STOCK INTO COMMON STOCK

On September 25, 2009, we entered into a conversion agreement with Silver Lake Partners TSA, L.P., Silver Lake Investors, L.P., Silver Lake Partners II TSA, L.P., Silver Lake Technology Investors II, L.P. and Edward J. Nicoll, as certain holders of 3.75% Series A convertible notes due 2012, which originally were issued by The Nasdaq Stock Market, Inc. and later assumed by our wholly owned subsidiary The NASDAQ Stock Market LLC. Under the conversion agreement, these holders agreed to convert their notes into shares of our common stock. As an inducement for conversion of the notes, we made an aggregate cash payment of $9 million to the converting holders and certain of their affiliates and issued 1.6 million shares of our Series A convertible preferred stock, par value $0.01 per share (which we refer to as the Series A preferred stock) to the converting holders. The Series A preferred stock was issued with a liquidation preference per share equal to $10 plus any accrued and unpaid dividends. As of the date of this proxy statement, there are no accrued or unpaid dividends on the Series A preferred stock.

Under the certificate of designation governing the terms of our Series A preferred stock, we are required to seek stockholder approval to permit the conversion of the Series A preferred stock into shares of common stock. Upon stockholder approval, the Series A preferred stock will convert automatically into the number of common shares determined by dividing the liquidation preference amount by the average daily volume weighted average price, or VWAP, of our common stock during the 10 trading day period immediately preceding the date on which the results of the stockholder vote are calculated, subject to a floor price of 80% of the price of our common stock as of the initial issuance date, or $17.54, and a ceiling price of 120% of the price of our common stock as of the initial issuance date, or $26.31. Based on the floor and ceiling prices, the Series A preferred stock could convert in aggregate into a minimum of 608,245 shares of our common stock and a maximum of 912,367 shares of our common stock.

Upon conversion, holders of the Series A preferred stock would no longer be entitled to the dividends described below or a preference on liquidation. In addition, such holders would no longer be entitled to vote separately as a class in connection with certain amendments, modifications or waivers to our certificate of incorporation, by-laws or the certificate of designation governing the Series A preferred stock. Finally, upon conversion, the holders of Series A preferred stock will no longer have the right to require us to redeem their shares of Series A preferred stock, including the rights to redemption described below and the right to redemption upon the occurrence of a fundamental change.

If the Series A preferred stock does not convert into common stock, we will be obligated to pay cumulative dividends to the holders of the Series A preferred stock which will accrue on a daily basis at a rate of 12% per year based on the liquidation preference, compounded quarterly and accreting to and increasing the outstanding liquidation preference in arrears.

In addition, if the Series A preferred stock does not convert into common stock, we will have the option to redeem all outstanding shares of Series A preferred stock at a redemption price per share equal to (i) 110% of the liquidation preference prior to the first anniversary of the 2010 annual meeting; (ii) 105% of the liquidation preference on or after the first anniversary but prior to the second anniversary of 2010 annual meeting; or (iii) 100% of the liquidation preference on or after the second anniversary of the 2010 annual meeting. If the Series A preferred stock is not converted or otherwise redeemed prior to October 1, 2013, we are obligated to redeem all outstanding shares of the Series A preferred stock at a redemption price per share equal to the liquidation preference, subject to the legal availability of funds for redemption.

Glenn H. Hutchins, one of our directors, is also a Co-Founder and Co-Chief Executive Officer of Silver Lake. As a result of the 2009 conversion transaction, Silver Lake owns 1,586,620 shares of our Series A preferred stock. Silver Lake also is the beneficial owner of certain shares of our common stock. See “Certain

Relationships and Related Transactions—Silver Lake.” As a result, stockholder approval for the conversion of the Series A preferred stock into common stock is required under NASDAQ Listing Rule 5635(c).

This proxy statement contains a summary of the material terms and provisions of the Series A preferred stock. The certificate of designations with respect to the Series A preferred stock is attached to this proxy statement as Appendix E. Stockholders are urged to read the certificate of designations relating to the Series A preferred stock in its entirety.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CONVERSION OF THE SERIES A PREFERRED STOCK INTO COMMON STOCK.

OTHER BUSINESS

The NASDAQ OMX board knows of no business other than the matters described in this proxy statement that will be presented at the annual meeting. To the extent that matters not known at this time may properly come before the annual meeting, absent instructions thereon to the contrary, the enclosed proxy will confer discretionary authority with respect to such other matters as may properly come before the meeting, and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such other matters.

EXECUTIVE OFFICERS OF NASDAQ OMX

The executive officers of NASDAQ OMX are as follows:

Name	Age	Position
Robert Greifeld	52	Chief Executive Officer
Bruce E. Aust	46	Executive Vice President, Global Corporate Client Group
Anna M. Ewing	49	Executive Vice President and Chief Information Officer
Adena T. Friedman	40	Executive Vice President, Corporate Strategy and Chief Financial Officer
Ronald Hassen	58	Senior Vice President, Controller and Principal Accounting Officer
John L. Jacobs	51	Executive Vice President, Chief Marketing Officer, Global Index Products and Global Marketing Group
Hans-Ole Jochumsen	52	Executive Vice President, Transaction Services Nordic
Eric W. Noll	48	Executive Vice President, Transaction Services U.S and U.K.
Edward S. Knight	59	Executive Vice President, General Counsel and Chief Regulatory Officer

Robert Greifeld, a member of our board of directors, is our Chief Executive Officer. He was appointed our Chief Executive Officer in May 2003 and previously served as President from May 2003 to February 2008. Prior to joining NASDAQ OMX, Mr. Greifeld was an Executive Vice President at SunGard Data Systems, Inc., a global provider of integrated software and processing solutions for financial services and a provider of information availability services. Mr. Greifeld joined SunGard in 1999 through SunGard’s acquisition of Automated Securities Clearance, Inc., where from 1991 to 1999, Mr. Greifeld was the President and Chief Operating Officer. Mr. Greifeld is a member of the board of directors of NASDAQ Dubai.

Bruce E. Aust has served as Executive Vice President of the Global Corporate Client Group since July 2003. Mr. Aust also has responsibility for NASDAQ OMX’s Corporate Services unit. Previously, Mr. Aust served as Executive Director and Vice President of the Corporate Client Group. Prior to joining NASDAQ OMX in 1998, Mr. Aust spent 12 years at Fidelity Investments in a variety of sales, trading, and management positions in Dallas, Boston, Los Angeles, and San Francisco.

Anna M. Ewing has served as Executive Vice President and Chief Information Officer since December 2005. Ms. Ewing is head of Global Software Development, Global IT Services and Market Technology. Previously, she served as Senior Vice President of Technology Services in our Operations & Technology Group since October 2000. Before joining NASDAQ OMX, Ms. Ewing was Managing Director, Electronic Commerce at CIBC World Markets in New York and Toronto, where she served as Managing Director of Global Applications Services and as a founding member of CIBC.com. Before that, Ms. Ewing served as Vice President at Merrill Lynch, where she held various leadership positions within the Corporate and Institutional Client Group Technology Division, including Global Head of Institutional Client Technology, Global Head of Financial Futures and Options Technology, Global Head of Prime Brokerage Technology and Regional Head of Technology at Merrill Lynch Canada.

Adena T. Friedman has served as Executive Vice President of Corporate Strategy since October 2003 and as Chief Financial Officer since August 2009. Ms. Friedman served as Executive Vice President of Global Data Products from January 2002 to August 2009. Previously, Ms. Friedman served as Senior Vice President of Nasdaq Data Products from January 2001 to January 2002, Vice President of OTC Bulletin Board, Mutual Fund Quotation Service and NasdaqTrader.com from January 2000 to January 2001, Director of OTC Bulletin Board and Mutual Fund Quotation Service from August 1997 to January 2000 and Marketing Manager overseeing our marketing efforts to broker-dealers from April 1995 to August 1997. Ms. Friedman joined NASDAQ OMX in 1993. Ms. Friedman is a member of the board of directors of NASDAQ Dubai.

Ronald Hassen has served as Senior Vice President and Controller since March 2002 and Principal Accounting Officer since May 2002. Previously, Mr. Hassen served as Treasurer from November 2002 through January 2007. Prior to joining NASDAQ OMX, Mr. Hassen served as Controller of Deutsche Bank North America from June 1999, after its acquisition of Bankers Trust Company. Mr. Hassen joined Bankers Trust in 1989, serving most recently as Principal Accounting Officer from 1997 until the company’s acquisition by Deutsche Bank.

John L. Jacobs has served as Executive Vice President of Worldwide Marketing and Financial Products since July 2002. Previously, Mr. Jacobs served as Senior Vice President of Worldwide Marketing and Financial Products from January 2000 until July 2002 and as Vice President of Investor Services and Worldwide Marketing from January 1997 until January 2000. Mr. Jacobs joined NASDAQ OMX in 1983.

Hans-Ole Jochumsen has served as Executive Vice President of Transaction Services Nordic since February 2008. Mr. Jochumsen also has responsibility for NASDAQ OMX’s Global Data Products unit. Previously, Mr. Jochumsen was the President of Information Services & New Markets for OMX. Prior to that, he served as President and CEO of the Copenhagen Stock Exchange (now called the OMX Nordic Exchange Copenhagen A/S) and FUTOP Clearingcentralen Ltd. Prior to joining OMX in 1998, Mr. Jochumsen served as President and member of the Executive Management of BG Bank from 1996 to 1998 and as President and member of the Executive Management of Girobank from 1994 to 1996. From 1990 to 1994, he was a President and member of the Executive Management of BRFkredit (mortgage bank).

Eric W. Noll has served as Executive Vice President of Transaction Services U.S. and U.K. since July 2009. From March 1994 to July 2009, Mr. Noll served as the Managing Director of Susquehanna Financial Group, LLLP and Associate Director of Susquehanna International Group, LLP. Prior to this, Mr. Noll worked at the Philadelphia Stock Exchange from March 1993 to March 1994 as the Assistant Vice President, New Market Development, Strategic Planning and Marketing. Mr. Noll also worked at the Chicago Board Options Exchange from 1990 to 1993 in various roles as an Associate and Manager of Strategic Planning.

Edward S. Knight has served as Executive Vice President and General Counsel since October 2000 and Chief Regulatory Officer since January 2006. Previously, Mr. Knight served as Executive Vice President and Chief Legal Officer of FINRA from July 1999 to October 2000. Prior to joining FINRA, Mr. Knight served as General Counsel of the U.S. Department of the Treasury from September 1994 to June 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes show information regarding the beneficial ownership of our voting securities as of March 15, 2010 by:

•	each person who is known by us to own beneficially more than 5% of our voting securities;

•	each director;

•	each named executive officer; and

•	all directors and executive officers as a group.

Except as otherwise indicated, we believe that the beneficial owners listed below, based on information furnished by such owners, will have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Shares of common stock underlying convertible notes, options or warrants that are currently exercisable or exercisable within 60 days are considered outstanding and beneficially owned by the person holding the convertible notes, options or warrants for the purposes of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Holders of restricted stock granted under the Equity Plan have the right to direct the voting of both vested and unvested restricted shares. As of March 15, 2010, 210,926,575 shares of common stock were outstanding (including shares of restricted common stock entitled to vote at the annual meeting).

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Class
Borse Dubai Limited(1) Level 7, Precinct Building 5, Gate District DIFC Dubai UAE	42,901,148	20.3%
Borse Dubai Nasdaq Share Trust(1) c/o Wells Fargo Delaware Trust Company 919 North Market Street, Suite 1600 Wilmington, DE 19801	17,660,367	8.4%
Urban Bäckström(2)	5,150	*
H. Furlong Baldwin(3)	27,855	*
Michael Casey(4)	48,785	*
Lon Gorman(5)	5,370	*
Glenn H. Hutchins(6)	8,402	*
Birgitta Kantola(7)	2,272	*
Essa Kazim(8)	2,272	*
John D. Markese(9)	38,395	*
Hans Munk Nielsen(10)	10,772	*
Thomas F. O’Neill(11)	7,682	*
James S. Riepe(12)	8,391	*
Michael R. Splinter(13)	2,272	*
Lars Wedenborn(14)	20,034	*
Deborah L. Wince-Smith(15)	12,256	*
Robert Greifeld(16)	2,753,763	1.3%
Bruce E. Aust(17)	324,807	*
Anna M. Ewing(18)	140,677	*
Adena T. Friedman(19)	347,941	*
Edward S. Knight(20)	278,787	*
David P. Warren(21)	290,207	*
All directors and executive officers of NASDAQ OMX as a group (23 persons)(22)	4,590,095	2.1%

*	Represents less than 1%.

(1)	Based solely on information included in a Schedule 13D, filed March 7, 2008. Borse Dubai Limited (Borse Dubai) holds 42,901,148 shares directly and is the sole beneficial owner of the Borse Dubai Nasdaq Share Trust (the Trust) which holds 17,660,367 shares. Borse Dubai is a subsidiary of Investment Corporation of Dubai, which is deemed the beneficial owner of the shares held by Borse Dubai and the Trust. As of the record date, because Borse Dubai beneficially owns the shares held by the Trust, the shares held by Borse Dubai and the Trust collectively are subject to the 5% voting limitation contained in our certificate of incorporation. Until such voting limitation is no longer applicable to the shares beneficially owned by Borse Dubai, Borse Dubai shall vote all shares beneficially owned by Borse Dubai (subject to the voting limitation), and the Trust shall have no separate voting rights. If any shares held by the Trust are deemed to have the right to vote on any matter submitted to the stockholders, or any action by written consent to be taken by the stockholders, the Trust is required to execute a proxy to vote such shares pro rata with the other stockholders (excluding Borse Dubai) at the time of any such vote or consent. While Borse Dubai may direct the Trust to dispose of its shares, Borse Dubai has no control over the voting of the shares held by the Trust. All of the shares held by Borse Dubai and the Trust are pledged as security for outstanding indebtedness.

(2)	Represents 5,150 shares of restricted stock granted under the Equity Plan, of which all shares vest on May 21, 2010.

(3)	Represents (i) 5,000 vested options to purchase NASDAQ OMX common stock granted under the Equity Plan and (ii) 22,855 shares of restricted stock granted under the Equity Plan, of which 16,796 shares are vested and 6,059 shares vest on May 21, 2010.

(4)	Represents (i) 5,000 vested options to purchase NASDAQ OMX common stock granted under the Equity Plan, (ii) 23,785 shares of restricted stock granted under the Equity Plan, of which 21,513 shares are vested and 2,272 shares vest on May 21, 2010 and (iii) 20,000 shares acquired through open-market purchases that Mr. Casey holds jointly with his spouse. Excludes shares of NASDAQ OMX common stock owned by Starbucks Corporation, of which Mr. Casey is an advisor to the Chief Executive Officer and Chief Financial Officer. Mr. Casey disclaims beneficial ownership of such shares.

(5)	Represents 3,098 shares of restricted stock granted under the Equity Plan, of which 3,098 shares are vested and 2,272 shares vest on May 21, 2010.

(6)	Represents 8,402 shares of restricted stock granted under the Equity Plan, of which 6,130 shares are vested and 2,272 shares vest on May 21, 2010. Mr. Hutchins holds these restricted shares for the benefit of Silver Lake Technology Management, L.L.C.

(7)	Represents 2,272 shares of restricted stock granted under the Equity Plan, of which all shares vest on May 21, 2010.

(8)	Represents 2,272 shares of restricted stock granted under the Equity Plan, of which all shares vest on May 21, 2010.

(9)	Represents (i) 5,000 vested options to purchase NASDAQ OMX common stock granted under the Equity Plan, (ii) 18,395 shares of restricted stock granted under the Equity Plan, of which 16,123 shares are vested and 2,272 shares vest on May 21, 2010 and (iii) 15,000 shares of common stock held by the John D. Markese Trust September 2, 1999, of which Mr. Markese is a trustee and beneficiary.

(10)	Represents (i) 2,272 shares of restricted stock granted under the Equity Plan, of which all shares vest on May 21, 2010 and (ii) 8,500 shares acquired through open-market purchases.

(11)	Represents 7,682 shares of restricted stock granted under the Equity Plan, of which 5,410 shares are vested and 2,272 shares vest on May 21, 2010. Excludes shares of NASDAQ OMX common stock owned by Sandler O’Neill + Partners L.P., of which Mr. O’Neill is a founding principal. Mr. O’Neill disclaims beneficial ownership of such shares.

(12)	Represents 8,391 shares of restricted stock granted under the Equity Plan, of which 6,119 shares are vested and 2,272 shares vest on May 21, 2010. Excludes shares of common stock owned by T. Rowe Price Group, Inc. and its affiliates, of which Mr. Riepe is Senior Advisor. Mr. Riepe disclaims beneficial ownership of such shares.

(13)	Represents 2,272 shares of restricted stock granted under the Equity Plan, of which all shares vest on May 21, 2010.

(14)	Represents (i) 4,544 shares of restricted stock granted under the Equity Plan, of which all shares vest on May 21, 2010 and (ii) 15,490 shares acquired through open-market purchases by a pension insurance fund in the name of Foundation Asset Management, which is Mr. Wedenborn’s employer.

(15)	Represents 12,256 shares of restricted stock granted under the Equity Plan, of which 7,712 shares are vested and 4,544 shares vest on May 21, 2010.

(16)	Represents (i) 300,000 shares of stock acquired upon exercise of vested stock options, (ii) 2,180,000 vested options, (iii) 209,383 shares of vested restricted stock and (iv) 64,380 shares of vested stock underlying PSUs. Mr. Greifeld maintains margin securities accounts at brokerage firms, and as a standard feature of these accounts, shares held in these accounts are pledged as collateral security for the repayment of debit balances, if any, in the accounts. At March 15, 2010, Mr. Greifeld held approximately 573,763 NASDAQ OMX shares in such accounts.

(17)	Represents (i) 7,000 shares of stock acquired upon exercise of vested stock options, (ii) 306,279 vested options to purchase stock granted under the Equity Plan, (iii) 8,615 shares of restricted stock granted under the Equity Plan, of which 3,180 shares are vested and (iv) 2,913 shares of stock purchased pursuant to the ESPP. At March 15, 2010, Mr. Aust held 7,000 NASDAQ OMX shares in a margin account.

(18)	Represents (i) 7,000 shares of stock acquired upon exercise of vested stock options, (ii) 66,279 vested options to purchase stock granted under the Equity Plan, (iii) 53,717 shares of restricted stock granted under the Equity Plan, of which 48,282 shares are vested and (iv) 13,681 shares of stock purchased pursuant to the ESPP.

(19)	Represents (i) 19,000 shares of stock acquired upon exercise of vested stock options, (ii) 311,279 vested options to purchase stock granted under the Equity Plan, (iii) 17,661 shares of restricted stock granted under the Equity Plan, of which 12,226 shares are vested and (iv) one share of stock purchased pursuant to the ESPP.

(20)	Represents (i) 10,555 shares of stock acquired upon exercise of vested stock options, (ii) 246,600 vested options to purchase stock granted under the Equity Plan, (iii) 7,606 shares of restricted stock granted under the Equity Plan, of which 2,798 shares are vested and (iv) 14,026 shares of stock purchased pursuant to the ESPP.

(21)	Represents (i) 285,400 vested options to purchase stock granted under the Equity Plan and (ii) 4,807 shares of vested restricted stock granted under the Equity Plan.

(22)	Of these shares, approximately 580,763 shares are held in margin accounts.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This compensation discussion and analysis describes the compensation program for the year ended December 31, 2009 for our named executive officers:

•	Robert Greifeld, Chief Executive Officer;

•	Adena T. Friedman, Executive Vice President and Chief Financial Officer;

•	David P. Warren, Former Executive Vice President and Chief Financial Officer;

•	Bruce E. Aust, Executive Vice President, Global Corporate Client Group;

•	Anna M. Ewing, Executive Vice President and Chief Information Officer; and

•	Edward S. Knight, Executive Vice President, General Counsel and Chief Regulatory Officer.

The independent members of NASDAQ OMX’s board of directors are responsible for overseeing our executive compensation program, and the board has delegated to its management compensation committee the primary responsibility for administering the program. Among other things, the management compensation committee is responsible for establishing the principles that underlie our executive compensation program, approving compensation for executive and senior officers and in conjunction with the board, evaluating the performance and determining the compensation of our CEO. For additional information on the committee and its members, see “Proposal I: Election of Directors—Board Committees.” The committee’s charter can be found on NASDAQ OMX’s website at http://ir.nasdaqomx.com/governance.cfm. The committee welcomes input from our stockholders on NASDAQ OMX’s compensation program through the communication process discussed in “Stockholder Communication With Directors.”

General Philosophy

The management compensation committee recognizes its important responsibilities to our stockholders. The committee has endeavored to create a performance-based compensation program that meets the needs of our global company and its stockholders. The following core principles reflect the committee’s current compensation philosophy:

•	performance-based incentives motivate employees to achieve short- and long-range goals and therefore are the foundation of our compensation program;

•	performance-based compensation enables employees to participate in the short- and long-term growth and financial success of the company;

•	compensation plans and arrangements are designed to attract and retain key employees;

•	equity incentives and stock ownership guidelines are used as tools to align the long-term interests of officers and employees with those of stockholders;

•	compensation plans and arrangements should not encourage excessive risk-taking by management;

•	management is rewarded for maintaining a premier regulatory program; and

•	executive perquisites are limited.

Setting Executive Compensation

2009—Compensation Program in Review

Due to the global economic conditions that began in late 2008 and continued into 2009, the committee and senior management expected to face a very challenging business environment in 2009. With this in mind, the management compensation committee did not increase base salaries for the named executive officers at the beginning of 2009, as had been the practice in recent years. Although the committee set the performance goals for annual cash incentive awards under our Executive Corporate Incentive Plan (ECIP) in alignment with the 2009 budget drivers, as had been done in prior years, the committee approved certain changes to the incentive award program to motivate executives to overachieve on their performance measures. Under the incentive award structure approved by the committee, if the target performance goals were achieved for calendar year 2009, ECIP payments would equal only 80% of the target incentive award amount. In prior years, achievement of target goals would have resulted in 100% payment of target amounts. Performance goals that were eligible for overachievement were still eligible for payment up to 200%.

As the year unfolded, three of our eleven executive officers announced their departures from NASDAQ OMX to pursue other opportunities. As a result, the committee reviewed and revisited the compensation tools available to retain and motivate the executive officers. In June 2009, the committee increased the base salaries and target incentive compensation awards for those executive officers who had taken on increased responsibilities. The committee also granted out-of-cycle equity awards to all of the named executive officers (other than Mr. Warren).

For additional information on the economic and market considerations that influenced the management compensation committee’s decisions relating to 2009 executive compensation, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Form 10-K.

2010—The Year Ahead

We believe that the most challenging economic conditions in this cycle are behind us and we expect that the year ahead will prove more positive for our business drivers and our operations. For 2010, management recommended, and the committee agreed, that there should be an increased focus on product profitability and revenue generation in the executive compensation program, while at the same time continuing to promote regulatory integrity. As a result, many of the performance goals set under the 2010 ECIP relate to these three objectives. In addition, the committee determined that the appropriate mix of equity awards for the named executive officers in connection with the 2010 annual companywide equity grant and on an ongoing basis will consist of 80% PSUs and 20% stock options in order to further enhance the performance-based focus of the executive compensation program. More than 50% of the shares awarded will be on a performance basis. As the year progresses, the committee will continue to monitor our financial performance in connection with the 2010 compensation program.

Elements of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	annual base salaries;

•	annual performance-based cash incentive awards;

•	long-term stock-based compensation (i.e., equity awards);

•	retirement savings plans;

•	a severance plan; and

•	health and welfare benefits and limited perquisites.

Determining Executive Compensation

Compensation of Our CEO

Consistent with his amended and restated employment agreement, which was effective January 1, 2007, our CEO’s compensation is determined on an annual basis by the board of directors and the management compensation committee. On a bi-annual basis, the board and committee review Mr. Greifeld’s performance in executive session as part of the deliberative process to evaluate CEO performance and determine appropriate CEO compensation. The factors considered by the board and the committee include Mr. Greifeld’s performance against his annual performance objectives, the performance of the company, the quality of the management team and the management of the CEO and executive development and succession plan. The annual review process is led by the chair of the board of directors and the chair of the management compensation committee.

Compensation of Our Other Named Executive Officers

Our CEO and NASDAQ OMX’s human resources department develop compensation recommendations for each of the other named executive officers. As part of this process, our CEO meets individually with each executive to discuss his or her performance against pre-established objectives determined during the previous year, as well as performance objectives for the coming year. This meeting gives each executive an opportunity to present his or her perspective of his or her performance and potential objectives and challenges for the upcoming year. Our CEO presents the results of the meetings with each executive to the management compensation committee for their review and consideration as part of the committee’s deliberation process.

Tally Sheets

In making compensation decisions for the CEO and other named executive officers, the committee also reviews a peer group analysis, which is discussed further below, and tally sheets that detail the various elements of compensation, including equity compensation and retirement benefits, for each executive. The committee uses these tally sheets to evaluate the appropriateness of the total compensation package, to compare each executive’s total compensation opportunity with his or her actual payout and to ensure that the compensation appropriately reflects the compensation program’s focus on pay for performance.

General Principles of the Committee When Determining Executive Compensation

To determine the amounts and mix of compensation elements, the management compensation committee considers the following general principles.

•

Pay for Performance—Our primary focus is on pay for performance. Therefore, the committee considers the executive’s contribution to our short- and long-term financial performance, as well as his or her performance on other critical aspects of management that are qualitative in nature and may not be easily quantified into dollars (such as building our brand, employee development and regulatory excellence).

•

Competitive Market Analysis—We identify compensation amounts that peers/competitors within the industry are paying to executives with similar positions and levels of experience, skills, education and responsibilities. The committee also considers industry and general economic conditions in assessing market competitiveness.

•

Internal Equity—Our executives’ compensation generally increases with position and responsibility. We believe that compensation amounts should reflect the different levels of responsibilities and performance among our executives and between our CEO, who is responsible for the entire organization, and our other executives, who are responsible for a functional area or a line of business.

•

Collateral Implications—We design our total compensation mix to encourage our executives to take appropriate risks aimed at improving the company’s performance and building long-term shareholder value. In addition, to mitigate any incentive to take inappropriate risks, each of our named executive officers is subject to the stock ownership requirements and clawback policy discussed further below. The committee also considers the tax and accounting impact of its compensation program, as well as any regulatory compliance issues. Furthermore, the compensation program is subject to a comprehensive risk assessment process that is intended to identify any areas of the compensation structure that may unintentionally encourage inappropriate risk-taking.

The committee considers all of these principles in structuring compensation packages to reward the individual executive. Each individual component of compensation is considered independently and is not based on a formula; however, each component is intended to be complementary to the overall compensation package awarded to the executive.

Pay for Performance

The management compensation committee believes the compensation for NASDAQ OMX’s executives should be performance-based. Therefore, there were no guaranteed cash incentive awards for any named executive officer in 2009.

Instead, the management compensation committee set target compensation levels for the performance-based elements of the compensation program. With respect to cash compensation, the allocation between base salary and annual cash incentives is determined based on the amount of cash compensation that the committee wishes to place “at risk.” “At risk” means that the executive will not realize any economic benefit unless the applicable objectives, most of which are tied to our company’s financial performance, are met or exceeded.

Competitive Market Analysis

To evaluate the external competitiveness of our executive compensation program, the management compensation committee compares certain elements of the program to similar elements used by peer companies. The committee reviews the list of peer companies on an annual basis. Due to the global expansion of NASDAQ OMX in 2008, the committee reconstituted the peer group that it had used previously to better reflect the characteristics of our current organization. The committee believed that the prior peer group did not adequately capture the full range of competition for NASDAQ OMX executive talent, especially in the technology and financial services industries, or appropriately reflect the size and global scope of NASDAQ OMX.

At the committee’s request, NASDAQ OMX’s human resources department engaged Hewitt Associates (Hewitt) to assist in the review and revision of the peer group in mid-2008. To begin its analysis, Hewitt identified a broad group of potential peer companies, including companies with similar Standard Industry Classification codes, analyst-identified competitors, companies that identify NASDAQ OMX as a peer and other global, diversified technology and financial services companies. Hewitt then reduced this group to a smaller group of companies with median revenues comparable to those of NASDAQ OMX.

After review and discussion, the committee decided to establish two distinct peer groups for competitive market analysis of the compensation program for our named executive officers. The committee believed that a single peer group is insufficient to capture the labor markets that are sources of executive talent for our business.

In 2009, the committee made slight adjustments to both the primary and secondary peer groups to reflect industry changes over the past year. The primary peer group is an industry-specific group that includes our direct business competitors. The primary peer group consists of the following 14 companies.

• BGC Partners	• CME Group, Inc.
• Deutsche Börse AG	• E*TRADE Financial Corporation
• GFI Group, Inc.	• Interactive Brokers Group, Inc.
• InterContinental Exchange, Inc.	• Investment Technology Group, Inc.
• London Stock Exchange Group plc	• MF Global LTD
• NYSE Euronext	• TD AMERITRADE Holdings Corporation
• The Charles Schwab Corporation	• TMX Group

Since the primary peer group consists of a small group of companies for which information may not always be available, the committee believed it would be useful to establish a secondary peer group consisting of a broader group of companies. The committee also believed that a secondary peer group would be useful because our competitors for executive talent include companies in more sectors than just those represented by the primary peer group. A secondary peer group therefore provides additional data points and improves the robustness of our competitive market analysis. Multiple reference points enhance decision making by providing a more realistic set of market-competitive pay boundaries than is represented by merely one focused peer group. The secondary peer group includes all of the companies in the primary peer group, as well as the following additional global, diversified technology and financial services companies.

• Adobe Systems Incorporated	• Affiliated Computer Services, Inc.
• Ameriprise Financial, Inc.	• Automatic Data Processing, Inc.
• BlackRock, Inc.	• CA, Inc.
• Cognizant Tech Solutions Corporation	• DST Systems, Inc.
• Fiserv, Inc.	• Franklin Resources
• IAC Interactive	• Intuit, Inc.
• Invesco	• Knight Capital Group, Inc.
• Legg Mason	• MasterCard Incorporated
• Moody’s Corporation	• Raymond James Financial, Inc.
• Semantec Corporation	• Sybase
• T. Rowe Price Group, Inc.	• Visa

In addition, the committee takes into account that NASDAQ OMX faces competition for talent from private firms, such as high frequency and other small trading firms and private equity funds, for which public compensation data is not available.

Peer group data serves as only one reference point that the committee considers in evaluating our executive compensation program. The committee uses this data to see how various elements of our executive compensation program compare to other companies. However, the committee does not set the compensation of our executives based on this data or target NASDAQ OMX’s executive compensation to a specific percentile of the compensation set by our competitors. Instead, the comparison is conducted solely to ensure that the compensation is competitive to the market, as represented by the peer groups. Therefore, each executive is evaluated individually based on skills, knowledge, performance and, in the committee’s business judgment, the value he or she brings to the organization and NASDAQ OMX’s retention risk.

Analysis of 2009 Executive Compensation Elements

Annual Base Salaries

The management compensation committee normally reviews base salaries on an annual basis before the beginning of each year so that any changes will be effective on January 1. Occasionally, the committee may adjust base salaries during the year in response to significant changes in an executive’s responsibilities or events that would impact the long-term retention of a key executive.

Under the terms of Mr. Greifeld’s 2007 employment agreement, his base salary for 2009 was $1 million, which has remained unchanged since 2006. The management compensation committee decided that leaving his salary unchanged for 2009 was consistent with the terms of his employment agreement, the economic environment and the provisions of Section 162(m) of the Code that limit to $1 million the amount of non-performance-based compensation paid to the CEO that the company may deduct for federal income tax purposes.

Following its compensation review at the end of 2008 and in light of economic conditions at that time, the management compensation committee decided not to adjust the base salaries of any of the named executive officers for the beginning of 2009. In June 2009, the committee increased the base salaries for two of the named executive officers as a result of each taking on additional responsibilities relating to the departure of Magnus Böcker from the company. Ms. Ewing assumed responsibility for the market technology business and received a base salary increase of 25%. Mr. Aust assumed additional responsibilities relating to the corporate client and corporate services businesses and received a base salary increase of 15%.

The following table shows each named executive officer’s base salary at December 31, 2009.

Named Executive Officer and Title	Base Salary at December 31, 2009
Robert Greifeld	$1,000,000
Chief Executive Officer

Adena T. Friedman	$500,000
Executive Vice President, Corporate Strategy and Chief Financial Officer

David P. Warren	$475,000
Former Executive Vice President and Chief Financial Officer

Bruce E. Aust(1)	$450,000
Executive Vice President, Global Corporate Client Group

Anna M. Ewing(2)	$500,000
Executive Vice President and Chief Information Officer

Edward S. Knight	$475,000
Executive Vice President, General Counsel and Chief Regulatory Officer

(1)	Reflects increase in base salary from $390,000 to $450,000 in June 2009.

(2)	Reflects increase in base salary from $400,000 to $500,000 in June 2009.

Following its compensation review at the end of 2009, the committee did not adjust the base salaries of any of the named executive officers for the beginning of 2010. Given the ongoing difficulties in the economy and the committee’s pay-for-performance philosophy, the committee preferred to drive the 2010 executive compensation program through modifications to other elements of the overall compensation package.

Annual Performance-Based Cash Incentive Awards

Annual performance-based cash incentives are an integral part of our executive compensation program. Consistent with our compensation philosophy, our ECIP is structured to ensure that a significant portion of each executive’s total cash compensation is contingent on performance and continued employment and, therefore, “at risk.”

The ECIP has been structured to comply with the “performance-based compensation” exception of Section 162(m) of the Code and ensure that the amounts paid to our executives who are subject to Section 162(m) are deductible for federal income tax purposes. However, to retain flexibility in linking award payouts to actual performance, the committee may exercise its discretion to reduce (but not to increase) the size of individual awards for any executive to ensure both compliance with all applicable laws and high standards of regulatory and market integrity.

Plan-Based Target Award Opportunities

At the beginning of each year, the management compensation committee establishes the target annual cash incentive award opportunity for our named executive officers. As provided under his 2007 employment agreement, Mr. Greifeld’s target annual cash incentive award opportunity for 2009 (and during the agreement’s remaining term) was 200% of base salary. For 2009, the committee set the target annual cash incentive award opportunity for each of the other named executive officers at amounts ranging from 110% to 163% of base salary, based on its assessment of each officer’s position and responsibilities, the competitive market as reflected in the primary and secondary peer groups and the company’s retention objectives.

Performance Goals

The annual cash incentive award payments for our executives are based on the achievement of pre-established corporate and individual performance goals. The CEO selects and recommends goals for each executive vice president based on their areas of responsibility and on input from each executive. The management compensation committee and the board of directors review and consider our CEO’s recommendations and approve the goals for the coming year after identifying the objectives most critical to our future growth and most likely to hold executives accountable for the operations for which they are responsible.

For 2009, the goals for each executive vice president were chosen from among 12 general financial, corporate and business unit performance objectives established in the ECIP. These possible objectives included:

•	earnings per share;

•	revenue growth;

•	net income or net profits (before or after taxes);

•	return measures (including, but not limited to, return on assets or net assets, capital, equity or sales);

•	cash flow (including, but not limited to, operating cash flow and free cash flow);

•	expense targets;

•	planning accuracy (as measured by comparing planned results to actual results);

•	market share;

•	corporate reputation;

•	business effectiveness survey results;

•	any of the first 10 performance measures as compared to various stock market indices; and

•	any of the first 10 performance measures as compared to the performance of other companies.

For 2009, the target annual cash incentive award opportunities for our CEO and our former CFO were tied primarily to two corporate performance measures: operating income and corporate expense reduction. For these purposes, “operating income” is based on the company’s pre-tax “run rate,” and excludes certain non-recurring expense items.

For 2009, the target annual cash incentive award opportunities for the other named executive officers involved both corporate and individual performance measures and were tied largely to the business units and operations for which they are responsible. The corporate operating income goal described above constituted 20% of the total award opportunity for each other named executive officer.

The individual measures, which were strategic in nature, are described below.

•

Ms. Friedman’s ECIP goals were established in March 2009 when she served in the role of Executive Vice President, Corporate Strategy and Global Data Products. When Ms. Friedman assumed the role of Chief Financial Officer in August 2009, she was given an additional award opportunity outside of the ECIP, which is discussed further below. Under the ECIP, Ms. Friedman’s business unit strategic measures related to the profits and losses of the Global Data Products Group, targeted proprietary data revenue and the success of several strategic initiatives.

•

Mr. Warren’s ECIP goals were established in March 2009 when he served in the role of Executive Vice President and Chief Financial Officer. When Mr. Warren resigned this position and assumed a transitional role in August 2009, he was given an additional award opportunity outside of the ECIP, which is discussed further below. Under the ECIP, Mr. Warren’s business unit strategic measures related to run rate expenses for the Finance group and the reduction of restricted cash.

•	Mr. Aust’s business unit strategic measures related to the profits and losses of the corporate client group, sales for the corporate services group and listings growth and retention.

•

Ms. Ewing’s business unit strategic measures related to run rate expenses for the global software development group, systems reliability, the revenues of the market technology group and the launches of Genium, the INET platform in the Nordics and Baltics and the replatforming of NASDAQ OMX PHLX.

•

Mr. Knight’s business unit strategic measures related to regulatory integrity (including results of assessment by the regulatory oversight committee of The NASDAQ Stock Market, disposition of regulatory reviews and degree of innovation and recognition), innovation and leadership in market regulation, rule filing efficiency, public policy effectiveness and expense management for the office of general counsel.

In addition, for 2009, 10% of each named executive officer’s target annual cash incentive award opportunity was based on the results of a “business effectiveness survey” conducted near the end of the year. This survey compiled feedback and other data from employees on a wide range of issues that impact the company’s effectiveness as an organization. Management uses the “business effectiveness survey” on an annual basis to assess past decisions and provide an opportunity for employees to voice their views on how management is doing and how improvements to the organization can be made. This goal was measured on a sliding scale of 1 to 100 based on survey goals. A score of 50 or lower resulted in 0% payout, a score of 67 to 72 resulted in a 100% payout, with scores 90 or higher resulting in a 200% payout. We retain Watson Wyatt, a national human resources consulting firm, to collect, tabulate and analyze the survey.

The following table shows each named executive officer’s ECIP performance objectives for 2009 and the relative weighting of these objectives.

Named Executive Officer	Target ECIP Incentive Compensation Opportunity	Corporate Performance Goals		Business Effectiveness Survey	Business Unit Strategic Measures
		Operating Income (Pre-Tax Run Rate)	Corporate Expense Reduction
Robert Greifeld	$2,000,000	70%	20%	10%	—
Adena T. Friedman	$750,000	20%	—	10%	70%
David P. Warren	$525,000	40%	20%	10%	30%
Bruce E. Aust	$525,000	20%	—	10%	70%
Anna M. Ewing	$650,000	20%	—	10%	70%
Edward S. Knight	$525,000	20%	—	10%	70%

Non-Plan Based Performance Awards

The management compensation committee has the authority to grant discretionary or performance-based awards outside of the ECIP to reward executives, including named executive officers, for completion of specific projects, exceptional performance or when additional duties are assumed during the course of the year. In August 2009, Ms. Friedman assumed the role of Chief Financial Officer after Mr. Warren stepped down from the position. Mr. Warren remained with NASDAQ OMX through December 31, 2009 to assist with the transition process. To facilitate a successful transition, in July 2009, the committee established target incentive awards, outside of the ECIP, for Ms. Friedman and Mr. Warren for the remainder of the calendar year. Ms. Friedman’s transition goal related to the corporate expense budget, and Mr. Warren’s goal related to promoting a successful transition of the CFO responsibilities to Ms. Friedman. These new goals were eligible for overachievement.

As described above, due to Mr. Böcker’s departure from the company this year, Mr. Aust and Ms. Ewing assumed additional business unit responsibilities mid-year. Mr. Aust became the head of the corporate client group and corporate services and Ms. Ewing became the head of the market technology group. In connection with these changes in duties, in June 2009, the committee approved an increase in the target amount of each executive’s annual cash incentive compensation. In addition, the committee approved an increase in the target amount of Mr. Knight’s annual cash incentive compensation due to his assuming responsibility for the economic research group and increased focus on public policy initiatives. The incentive awards were payable upon the achievement of the original ECIP goals approved for each of these executives. The amounts above the approved ECIP target incentive compensation awards were payable outside of ECIP.

The following table shows each named executive officer’s target non-ECIP award opportunity.

Named Executive Officer	Target Non-ECIP Incentive Compensation Opportunity	Additional Performance Goals
Adena T. Friedman	$150,000	Corporate Expense Reduction
David P. Warren	$141,750	Successful Transition of CFO Duties
Bruce E. Aust(1)	$75,000	—
Anna M. Ewing(1)	$100,000	—
Edward S. Knight(1)	$75,000	—

(1)	The performance measures applicable to the additional incentive compensation opportunities were the same goals that were established under the ECIP.

Award Payouts

The actual annual cash incentive award payouts to the named executive officers for 2009 are set forth in the following table.

Named Executive Officer	ECIP Award Payout	Non-ECIP Performance-Based Award Payout	Total
Robert Greifeld	$3,324,000	$0	$3,324,000
Adena T. Friedman	$826,500	$300,000	$1,126,500
David P. Warren	$677,985	$212,625	$890,610
Bruce E. Aust	$879,900	$125,400	$1,005,300
Anna M. Ewing	$1,067,950	$164,300	$1,232,250
Edward S. Knight	$957,600	$137,100	$1,094,700

Payouts under the ECIP are determined by the management compensation committee after the end of the year and are based on the sum of (i) actual performance under each corporate performance metric, (ii) the results of the business effectiveness survey and (iii) where applicable, actual performance against an executive’s business unit strategic measures. Each goal applicable to the named executive officers for 2009 had a minimum, target and maximum performance level.

As previously described, the committee approved certain changes to the incentive award program in 2009 to motivate executives to overachieve on their performance measures. Under the incentive award structure approved by the committee, if the target performance goals were achieved for calendar year 2009, ECIP payments would equal only 80% of the target incentive award amount. In prior years, achievement of target goals would have resulted in 100% payment of target amounts. Performance goals that were eligible for overachievement were still eligible for payment up to 200%, consistent with the practice in prior years. The program was structured as follows:

•	Performance below the threshold level resulted in no payout.

•	Performance at the target level resulted in a payout equal to 80% of the target award opportunity.

•	Performance at the maximum level resulted in a payout equal to 200% of the target award opportunity.

•	Performance between the threshold and target levels and between the target and maximum levels resulted in incremental increases in payouts determined on a straight-line basis.

The management compensation committee approved the performance goals in March 2009 and received periodic progress updates during the course of the year. In February 2010, the committee received a final report on the level of achievement on each goal before it approved payouts under the ECIP for 2009. With respect to the corporate performance goals, the minimum, target and maximum performance levels and NASDAQ OMX’s actual performance for 2009 were as follows:

Corporate Performance Goal	Minimum	Target	Maximum (for 200% payout)	NASDAQ OMX’s Results for 2009 as measured for ECIP purposes
Operating Income (Pre-Tax Run Rate)(1)	$585.0 million	$623.5 million	$648.5 million	$647.7 million

Corporate Expense Budget	$833.4 million	$825.1 million	$792.1 million	$772.5 million

(1)	Operating income for purposes of the ECIP calculation excludes certain non-recurring expenses. As a result, this calculation differs from the GAAP calculation of operating income and the amounts reported in the Form 10-K.

As a result of NASDAQ OMX’s performance against the operating income metric, the named executive officers received a payout of 166% of the target incentive award amount allocated to this goal. Although each executive was eligible for a 196% payout based on the company’s actual performance, the committee applied negative discretion to lower the amount payable under this measure in light of performance below expectations with respect to the company’s budgeted revenue growth. As a result of NASDAQ OMX’s performance against the corporate expense metric, the named executive officers with this goal were eligible for a 200% payout.

With respect to the business unit strategic measures for certain of the named executive officers, the management compensation committee set the targets for these goals at levels where the maximum payout would be difficult to achieve and beyond budget assumptions. For the 2009 business unit strategic measures and additional performance goals applied to the applicable named executive officers, 0 measures were scored at 0% payout, 15 were scored at 200% payout and 8 were scored at percentages in between. In addition, negative discretion was applied to 5 of the business unit strategic goals to reduce the amount paid out under those measures, including with respect to 3 of the goals that were scored as eligible for 200% payout. To the extent that payouts were made at the 200% level, the awards were intended to reward superior performance with respect to the relevant measures and with respect to the company’s performance in the relevant areas. With respect to the business effectiveness survey goal, each named executive officer received a payout of 100% of the target incentive award amount allocated to this goal.

Long-Term Stock-Based Compensation

Long-term incentive compensation consists entirely of equity awards. The management compensation committee believes that equity awards align the interests of our employees with those of our stockholders by rewarding outstanding performance and providing incentives to increase the value of our stockholders’ investments.

Equity Awards to Our CEO in 2009 and 2010

As described further below, the committee granted options to Mr. Greifeld in June 2009. By increasing the proportion of long-term stock-based compensation in his compensation package, the committee intended to encourage the retention of Mr. Greifeld, further align his interests with the company’s stockholders and motivate outstanding performance to increase stockholder value. Consistent with his 2007 employment agreement, the committee also granted PSUs to Mr. Greifeld in March 2009 and March 2010. In February 2010, the committee approved the settlement of a PSU grant made to Mr. Greifeld in March 2007.

June 2009 Option Grant. In June 2009, the committee undertook a competitive analysis of Mr. Greifeld’s total compensation. The company’s human resources department asked Hewitt to prepare a compensation analysis to assist in this analysis and the committee asked Frederic W. Cook & Co., Inc. (Cook & Co.) to provide further input and recommendations based on this initial report. Mr. Greifeld’s compensation was analyzed and compared to the total compensation of the chief executive officers of companies in both our primary and secondary peer groups. The committee reviewed the report, analyzed the results and discussed compensation alternatives consistent with the analysis. Following this analysis, the committee approved a grant of 900,000 stock options to Mr. Greifeld, of which 50% will vest on December 31, 2011 and 50% will vest on December 31, 2012. The committee intended to provide additional weight to long-term stock-based compensation as part of Mr. Greifeld’s overall compensation package, motivate him in light of the fact that a significant portion of his existing equity awards were underwater and provide Mr. Greifeld with significant incentives tied directly to stock price recovery efforts. The committee also intended the grant to encourage retention of Mr. Greifeld following the departures of three other executive officers in 2009. Furthermore, the committee considered that the term of Mr. Greifeld’s employment agreement expires at the end of 2010 and that the agreement does not provide for any equity grants beyond 2010.

March 2009 and 2010 PSU Grants. Under his employment agreement, Mr. Greifeld is entitled to receive an annual grant of 80,000 PSUs for four years beginning in 2007. Each annual award is subject to a three-year performance period and will be payable only if Mr. Greifeld is still employed by the company at the end of each respective performance period. At the end of a performance period, Mr. Greifeld may earn from 0% to 150% of the 80,000 units granted, depending upon the attainment of performance goals established by the management compensation committee. The committee regularly monitors Mr. Greifeld’s performance and progress toward achieving the goals that have been established for the annual PSU grants.

In March 2009 and March 2010, the committee approved and established the goals for Mr. Greifeld’s third and fourth annual grants of PSUs. Similar to the goals for his other PSU awards, the committee set the performance target for these PSU grants as fully diluted earnings per share (EPS) growth compounded annually over the three-year performance period. EPS growth was selected as the performance target because the committee believed it was the primary overall driver of stockholder value.

For the March 2009 grant, EPS growth will be determined based upon the amount by which the company’s fully diluted EPS, as adjusted, in the discretion of the committee, for stock or asset acquisitions that are accretive to GAAP EPS and certain other events that are specified under the Equity Plan, for the fiscal year ending December 31, 2011, exceeds the company’s GAAP EPS for the fiscal year ending December 31, 2008. The target growth rate was set lower than in prior years in recognition of the uncertain economic environment at the time of grant.

The following table sets forth the number of shares that Mr. Greifeld will receive at settlement of the March 2009 PSU grant at varying EPS growth performance levels.

	Threshold Performance	Target Performance	Maximum Performance
EPS Growth (compounded annual increase over the Performance Period)	5% growth	10% growth	15% growth
Number of Shares Deliverable	40,000	80,000	120,000

For the March 2010 grant, EPS growth will be determined based upon the amount by which our non-GAAP EPS, as reported by the company, for the fiscal year ending December 31, 2012, exceeds our reported non-GAAP EPS for the fiscal year ending December 31, 2009. The target growth rate was set higher than in 2009 in recognition of an improved economic outlook for 2010.

The following table sets forth the number of shares that Mr. Greifeld will receive at settlement of the March 2010 PSU grant at varying EPS growth performance levels.

	Threshold Performance	Target Performance	Maximum Performance
EPS Growth (compounded annual increase over the Performance Period)	6% growth	12% growth	18% growth
Number of Shares Deliverable	40,000	80,000	120,000

For the PSU grants described above, for EPS growth below the threshold performance level, Mr. Greifeld will receive no shares. For EPS growth between the threshold and target performance levels or between the target and maximum performance levels, the number of shares deliverable will be interpolated by the committee to three decimal places.

Settlement of March 2007 PSU Grant. In February 2010, the management compensation committee determined the number of shares that Mr. Greifeld was entitled to receive upon vesting in connection with his March 2007 PSU grant. These PSUs had a performance period from January 1, 2007 through December 31, 2009 and a performance target of EPS growth compounded annually over the three-year performance period. EPS growth was determined based upon the amount by which our EPS for the fiscal year ending December 31, 2009 exceeded our EPS for the fiscal year ending December 31, 2006. The committee determined that Mr. Greifeld had exceeded the maximum performance threshold and was entitled to receive 120,000 PSUs.

Equity Awards to the Other Named Executive Officers in 2009 and 2010

As described further below, the committee granted RSUs to the other named executive officers (except Mr. Warren) in June 2009. As part of the annual all-employee equity grant, the committee also granted stock options and PSUs to these named executive officers in March 2010. In February 2010, the committee approved the settlement of PSU grants made to these named executive officers in December 2008.

June 2009 RSU Grant. In June 2009, the committee approved equity grants of RSUs to each of the executive officers (other than Mr. Greifeld and Mr. Warren) and select non-executive employees. The purposes of the grant were to (i) encourage retention, (ii) provide a competitive long-term incentive award as part of each executive’s overall compensation package, (iii) motivate executives in light of the fact that a portion of their existing equity awards are underwater and (iv) allow for vesting of outstanding equity to occur at several points in the year. For this grant, 70% of each grantee’s award will vest on the second anniversary of the grant date, and 30% of each grantee’s award will vest on the third anniversary of the grant date.

March 2010 Option and PSU Grant. As in recent years, the committee approved an annual equity grant to all NASDAQ OMX employees (other than the CEO) in March 2010. The awards made to the named executive officers as part of the annual grant reflect the committee’s intent to motivate performance and recognize performance-based achievement. The committee determined that, on an ongoing basis, the equity awards to the named executive officers will consist of 80% PSUs and 20% stock options. More than 50% of the shares awarded will be on a performance basis. The committee determined that this mix, which favors performance-based achievement:

•	reflects our pay for performance philosophy;

•	more closely aligns the executives’ long-term incentive awards with our CEO, who also receives PSUs and stock options;

•	clearly articulates long-term performance expectations through minimum, target and maximum goals; and

•	is less dilutive than solely granting stock options (as PSUs require fewer shares than stock options to convey the same economic value).

Mr. Greifeld recommended the specific awards for each of the other named executive officers (other than Mr. Warren who was no longer with the company), which varied among executives depending upon responsibilities and retention considerations. The executives responsible for our business units and technology, which are most critical to our future growth, generally received larger awards than other executives in support functions. The management compensation committee evaluated these recommendations and determined that the amount of each award reflected the individual’s contributions and was appropriate for retention purposes.

The management compensation committee set a target value for the PSU portion of each equity award. The actual number of shares the executive will receive can vary based on NASDAQ OMX’s achievement of a specified corporate goal during a one-year performance period running from January 1 through December 31, 2010. The three corporate performance measures include: earnings per share (non-GAPP) (applicable to Ms. Friedman), operating income (pre-tax run rate) (applicable to Mr. Knight) and corporate net revenue (applicable to Ms. Ewing and Mr. Aust). Following the performance period, the shares will vest one-third per year over a three-year period as long as the executive remains employed by NASDAQ OMX. Consequently, executives will be eligible for payout on one-third of the award in December 2011, one-third of the award in December 2012 and one-third of the award in December 2013. The ultimate value of the PSU award depends on how NASDAQ OMX’s performance in 2010 compares to the thresholds:

•	if NASDAQ OMX does not meet the minimum performance threshold, the executive will receive none of the PSU grant’s target share amount;

•	if NASDAQ OMX meets the minimum performance threshold, the executive will receive 50% of the PSU grant’s target share amount;

•	if NASDAQ OMX meets the target performance threshold, the executive will receive 100% of the PSU grant’s target share amount; and

•	if NASDAQ OMX exceeds the maximum performance threshold, the executive will receive 150% of the PSU grant’s target share amount.

Performance between the minimum and the target and between the target and the maximum thresholds results in incremental changes in payout on a straight-line basis.

The target amounts of the March 2010 PSU grants to the named executive officers are set forth below.

Named Executive Officer	PSU Target Share Amounts
Adena T. Friedman	44,557
Bruce E. Aust	32,405
Anna M. Ewing	44,557
Edward S. Knight	28,354

The stock options included in each equity award will vest within three to five years of the date of grant, depending on the achievement of the specified corporate goal in 2010. The two specified corporate goals are operating income (pre-tax run rate) (applicable to Ms. Friedman and Mr. Knight) and corporate net revenue (applicable to Ms. Ewing and Mr. Aust).

Settlement of December 2008 PSU Grant. In February 2010, the management compensation committee determined the number of shares that our executives are entitled to receive upon vesting in connection with the

December 2008 PSU grant. These PSUs had a performance period from January 1 through December 31, 2009. Because NASDAQ OMX exceeded the target performance threshold for the corporate operating income (pre-tax run rate) goal during this period, each executive received 148% of the PSU grant’s target award value.

Extension of Option Exercise Period for Mr. Warren. In October 2009, the committee approved a modification to Mr. Warren’s existing option award agreements to provide an extension of time from 90 days to one year to exercise his vested stock options after the date of his departure from the company. Mr. Warren’s last day of employment was December 31, 2009 and, under the amended terms of his option agreements, his vested options will forfeit and cancel if not exercised by December 31, 2010.

General Equity Award Grant Practices

The exercise price for stock options and the reference price for calculating the value of RSUs and PSUs is the closing market price of NASDAQ OMX’s common stock on the date of grant. For several years prior to 2009, the management compensation committee granted equity awards at its regularly scheduled December meeting. In the fall of 2009, however, the committee, upon the advice of human resources, decided to move the annual equity grant scheduled for December 2009 to March 2010 in order to better align the equity grant process with the practices of our peer groups and the annual employee evaluation program. It is expected that this change in timing for the all-employee grant will apply in future years. Awards to new hires at the executive level are made at the next regularly scheduled committee meeting after the new hire’s start date. Regular board and committee meetings are scheduled well in advance without regard to material news announcements by NASDAQ OMX. Existing equity ownership levels are not a factor in award determinations as we do not want to discourage the named executive officers from holding significant amounts of NASDAQ OMX’s common stock.

Throughout the performance period, the management compensation committee receives updates on the executives’ progress in achieving the performance measures and monitors the compensation expense that the company is incurring for outstanding equity awards. The committee believes that the current and expected expense amounts are reasonable and justified in light of the committee’s goal of retaining the current management team.

Trading Plans

NASDAQ OMX permits all employees, including the named executive officers, and board members to enter into plans established under Rule 10b5-1 of the Exchange Act to enable them to trade in our stock during periods in which they might not otherwise be able to trade because material nonpublic information about NASDAQ OMX has not been publicly released. These plans include specific instructions to a broker to trade on behalf of the employee if our stock price reaches a specified level or if certain other events occur, and therefore, the employee no longer controls the decision to trade in our stock. As of December 31, 2009, four of our named executive officers had Rule 10b5-1 plans in place.

Stock Ownership Guidelines

We have long recognized the importance of stock ownership as an important means of closely aligning the interests of our executives with the interests of our stockholders. In addition to using equity awards as a primary long-term incentive compensation tool, we established stock ownership guidelines for our CEO, CFO and executive vice presidents in 2007. In 2009, the stock ownership guidelines were amended to apply to senior vice presidents. Under its charter, the committee is responsible for reviewing annually the stock ownership guidelines and verifying compliance thereunder.

Under the guidelines, our CEO, CFO and senior officers are expected to own specified dollar amounts of NASDAQ OMX common stock based on a multiple of their base salary. The multiple is determined by officer level: our CEO must hold shares valued at a 5X multiple of base salary, our CFO must hold a 4X multiple, other executive vice presidents must hold a 3X multiple and senior vice presidents must hold a 1X multiple. Individual holdings, shares jointly owned with immediate family members or held in trust, shares of restricted stock (including vested and unvested), vested shares underlying PSUs and shares purchased or held through NASDAQ OMX’s plans, such as the ESPP, count toward satisfying the guidelines. Executives subject to these guidelines as of their adoption in 2007 are expected to reach these ownership levels by December 31, 2010. New executives and executives who incur a material change in their responsibilities are expected to meet the applicable level of ownership within four years of their start date or the date of the change in responsibilities. Senior vice presidents subject to these guidelines when the guidelines were amended in 2009 are expected to meet the applicable level of ownership by October 21, 2013. Despite the phase-in period, all of the named executive officers currently employed by the company were in compliance with the guidelines as of December 31, 2009.

Retirement Savings Plans

NASDAQ OMX’s retirement savings plans are part of our overall compensation and benefits program. The management compensation committee considers appropriate retirement savings options to be a critical component of its package to retain employees at all levels. For more information about NASDAQ OMX’s retirement savings plans, see “Executive Compensation—Retirement Benefits.”

Severance Plan

Except as described below in the case of a change in control of the company and in certain circumstances under the employment agreements with Messrs. Greifeld and Knight, we are not obligated to pay severance or other enhanced benefits to any named executive officer upon termination of his or her employment. However, the management compensation committee has the discretion to pay severance plan benefits. Severance plan decisions do not influence the management compensation committee’s other decisions regarding compensation as these other decisions are focused on motivating our executives to remain with NASDAQ OMX and contribute to our future success.

Mr. Greifeld’s employment agreement contains provisions for the payment of severance benefits if the company terminates his employment without “cause” or Mr. Greifeld terminates his employment “for good reason.” There are separate provisions for severance benefits if such termination occurs (i) without regard to a change in control and (ii) within two years of a change in control. “Good reason” includes a reduction in Mr. Greifeld’s position, duties or authority or the company’s failure to secure agreement of any successor entity that he will continue in his position. These severance benefits are discussed in “Executive Compensation—Potential Payments upon Termination or Change in Control.”

Mr. Knight’s employment agreement contains provisions for the payment of severance benefits that are triggered if the company terminates his employment without “cause” or Mr. Knight terminates his employment “for good reason.” “Good reason” includes a reduction in Mr. Knight’s position, duties or authority or the company’s failure to secure agreement of any successor entity that he will continue in his position. These provisions are discussed in “Executive Compensation—Potential Payments upon Termination or Change in Control.”

As the company completed its transition to a public company and adopted an acquisition strategy, the management compensation committee and the board of directors approved change in control agreements in 2005 for each executive not previously covered by such an agreement (the letter agreements). In structuring these letter agreements, the management compensation committee evaluated comparable change in control severance arrangements offered by other peer companies in the financial services industry and considered the size of the severance package the committee might approve in other contexts. These agreements are intended to provide management stability and to reduce any reluctance on the part of executives to pursue potential transactions that may enhance the value of our stockholders’ investments.

The management compensation committee believes that the terms for triggering payment are reasonable and that some of the terms are more restrictive in several important ways than change in control agreements at many other companies. For example, under the letter agreements, a severance payment is available only if termination of employment (“other than for cause” if by NASDAQ OMX or for “good reason” if by the executive) occurs within one year following a “change in control” of the company or in certain situations within 180 days prior to a change in control. For Mr. Greifeld, a severance payment as a result of a change in control is available only if termination of employment occurs within two years following the change in control. The letter agreements and Mr. Greifeld’s employment agreement use what is known as a “double trigger,” meaning that a payment is activated only upon the occurrence of both a change in control of the company and a loss of employment. This is unlike a “single trigger” arrangement that pays out severance benefits immediately upon a change in control regardless of employment status. Benefits under these agreements will be provided only if NASDAQ OMX is the target organization. In addition, a change in control under these agreements is limited to situations where the acquirer obtains a majority of NASDAQ OMX’s voting securities or the current members of our board of directors (or their approved successors) cease to constitute a majority of the board. Finally, the agreements do not modify or otherwise change the terms of the executive’s outstanding equity awards.

Health and Welfare Benefits and Limited Perquisites

We provide a voluntary comprehensive health and welfare benefits program to our executives, including the named executive officers, that mirrors the program offered to our other employees. Named executive officers also are allowed to participate in our ESPP on the same terms as other U.S. employees.

Because our executive compensation program emphasizes pay for performance, it includes very few perquisites for our executives. In view of the demands of his position, we provide Mr. Greifeld with a company car and driver for use when conducting company business. Mr. Greifeld reports his use of the company car and driver for personal reasons as income for tax purposes. In 2009, this amount was $47,795, which was the incremental cost of Mr. Greifeld’s personal use of the car (including commutation) based on an allocation of the cost of the vehicle, driver, fuel, maintenance, insurance, parking and tolls.

Officers at the level of senior vice president and above are eligible to receive basic financial planning services and executive health exams. Participation in each of these programs is voluntary. To be consistent with best practices regarding executive compensation, the committee eliminated the provision of a tax gross-up for the financial planning benefit and for any other benefit that may be offered to executives in the future, other than under employment agreements, effective January 1, 2010.

Code of Conduct and Compensation Recovery Policy

The NASDAQ OMX board annually reviews the company’s code of conduct and will take action to remedy any fraudulent or intentional misconduct by an executive that is uncovered and will determine the appropriate disciplinary action against the executive. Discipline would vary depending on the facts and circumstances, and may include termination of employment or initiation of an action for breach of fiduciary duty under the company’s code of conduct. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

In 2009, the board and committee adopted a “clawback policy” that is applicable to the named executive officers and other executive vice presidents. The policy provides that the company may recoup any cash or equity incentive payments predicated upon the achievement of financial results or operating metrics that were subsequently determined to be incorrect on account of material errors, material omissions, fraud or misconduct.

Tax Implications of Executive Compensation

The management compensation committee considers the income tax consequences of individual compensation elements when it is analyzing the overall level of compensation and the mix of compensation among individual elements.

Tax Deductibility of Executive Compensation

Section 162(m) of the Code provides a limit of $1 million on the remuneration that may be deducted by a public company in any year in respect of the CEO and the three other most highly compensated executive officers (other than the principal financial officer). There is an exception to this limitation for “performance-based compensation.” We have endeavored and will continue to endeavor to use this exception to Section 162(m) to maximize the deductibility of our compensation. However, in order to maintain flexibility in compensating executives and to attract needed leadership in exceptional circumstances, we have not adopted a policy that all compensation must be deductible. We believe that such a policy is not in the best interests of the company or its stockholders. In 2009, all compensation paid to our named executive officers was deductible for corporate income tax purposes, except for approximately $50,000 for Mr. Greifeld.

Tax Gross-Up Provision

Section 4999 of the Code imposes a 20% non-deductible excise tax on the recipient of an “excess parachute payment” and Section 280G of the Code disallows the tax deduction to the payor of any amount of an excess parachute payment that is contingent upon a change in control. In order to be considered an excess parachute payment, a payment as a result of a change in control must exceed three times the executive’s “base amount,” and then the excise tax is imposed on the parachute payments that exceed the executive’s “base amount.”

The employment agreements with Messrs. Greifeld and Knight include provisions that entitle them to limited gross-up payments in the event of termination after a change in control to reimburse them for any excise tax imposed under Section 4999 of the Code, as well as any additional income and employment taxes resulting from such reimbursement. Under Mr. Greifeld’s employment agreement, he is entitled to receive a modified excise tax reimbursement and gross up limited to 300% of one year’s annual base salary and annual incentive award. If his severance payment is less than 330% of the “base amount” (as defined under Section 280G of the Code), the severance payments and/or benefits would be reduced to an amount that would not trigger the excise tax. Without this gross-up, the committee believed that Mr. Greifeld’s potential severance could be materially reduced by any excise tax he would have to pay on the benefit. To induce Mr. Greifeld to remain with NASDAQ OMX, the committee determined that it was important to ensure that Mr. Greifeld would receive the full economic benefit of his negotiated severance arrangement, and the committee therefore opted to include the modified excise tax reimbursement provision in the 2007 employment agreement.

Mr. Knight’s employment agreement also provides that if Mr. Knight becomes subject to any “golden parachute” excise tax, the company is obligated to make additional payments to offset the effect of such tax. The change in control letter agreements with our other named executive officers do not provide for tax gross-ups or reimbursements of any excise or other taxes that may be payable by the executive under Section 4999 of the Code in connection with the change in control of the company. Rather, the agreements provide that, if any payments or benefits to an executive would be subject to an excise tax under Section 4999, payments and/or benefits to the executive will be reduced to an amount that does not trigger an excise tax.

Management Compensation Committee Report

The management compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to NASDAQ OMX’s board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into NASDAQ OMX’s Form 10-K.

The Management Compensation Committee

Michael Casey, Chair

Lon Gorman

Glenn H. Hutchins

Birgitta Kantola

Michael R. Splinter

Deborah L. Wince-Smith

Management Compensation Committee Interlocks and Insider Participation

None of the members of the management compensation committee is an executive officer, employee or former officer of NASDAQ OMX. With the exception of Mr. Greifeld, none of NASDAQ OMX’s executive officers serves as a current member of the NASDAQ OMX board of directors. None of NASDAQ OMX’s executive officers serves as a director or a member of the compensation committee of any entity that has one or more executive officers serving on the NASDAQ OMX board or management compensation committee. One of the members of NASDAQ OMX’s management compensation committee, Glenn H. Hutchins, is a Co-Founder and Co-Chief Executive of Silver Lake. For information on transactions with Silver Lake, see “Certain Relationships and Related Transactions.”

Role of Compensation Consultants

During 2009, the management compensation committee engaged Cook & Co., an outside independent compensation consultant, to assist the committee, as requested, in fulfilling various aspects of the committee’s charter. Cook & Co. reviews committee materials and attends committee meetings and executive sessions when requested by the committee. Cook & Co. is independent from NASDAQ OMX, has not provided any services to NASDAQ OMX other than to the committee, and receives compensation from NASDAQ OMX only for services provided to the committee. Cook & Co. reports directly to the committee, and not to management.

During 2009, the committee asked Cook & Co. to review and provide input on:

•	the compensation of our CEO;

•	trends in executive compensation;

•	the committee’s charter;

•	meeting materials prepared for and circulated to the committee;

•	the clawback policy; and

•	proposed executive compensation plans.

As discussed above, NASDAQ OMX’s human resources department engages Hewitt Associates to assist staff in making recommendations to the committee about our executive compensation program. At the invitation of management, Hewitt Associates occasionally attends committee meetings and reviews committee materials.

Role of Our CEO

Mr. Greifeld, our CEO, regularly attends management compensation committee meetings at the invitation of the committee. Mr. Greifeld provides his perspective to the committee regarding executive compensation matters generally and the specific performance of the executives reporting to him, as discussed above. However, in accordance with the listing rules of The NASDAQ Stock Market, Mr. Greifeld does not vote on executive compensation matters or attend executive sessions of the committee, and Mr. Greifeld is not present when his own compensation is being discussed or approved.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation of each of the named executive officers for services rendered during the fiscal years ended December 31, 2009, 2008 and 2007.

2009 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Robert Greifeld	2009	$1,038,461	—	$1,905,600	$6,707,700	$3,324,000	$766,257	$99,807	$13,841,825
Chief Executive Officer	2008	$1,000,000	—	$3,212,800	—	$3,800,000	—	$94,646	$8,107,446
	2007	$1,000,000	—	$2,655,200	—	$3,800,000	$340,281	$111,312	$7,906,793

Adena T. Friedman	2009	$519,231	—	$3,196,500	—	$1,126,500	$340,479	$51,904	$5,234,614
Executive Vice President, Corporate Strategy and Chief Financial Officer

David P. Warren	2009	$493,269	—	—	—	$890,610	$411,989	$42,133	$1,838,001
Former Executive Vice President and Chief Financial Officer	2008	$472,885	—	$325,007	$325,004	$1,181,000	—	$51,727	$2,355,623
	2007	$425,000	—	$325,012	$324,996	$950,000	$183,408	$48,705	$2,257,121

Bruce E. Aust	2009	$435,000	—	$1,065,500	—	$1,005,300	$38,697	$65,510	$2,610,007
Executive Vice President, Global Corporate Client Group

Anna M. Ewing	2009	$465,385	—	$3,196,500	—	$1,232,250	$155,058	$42,882	$5,092,075
Executive Vice President and Chief Information Officer	2008	$400,000	$48,750	$374,997	$375,000	$1,162,950	—	$48,770	$2,410,467
	2007	$375,000	$36,000	$375,020	$375,005	$714,000	$61,999	$44,810	$1,981,834

Edward S. Knight	2009	$493,269	—	$1,065,500	—	$1,094,700	$543,689	$50,335	$3,247,493
Executive Vice President, General Counsel and Chief Regulatory Officer	2008	$472,885	—	$325,007	$325,004	$1,101,125	—	$51,982	$2,276,003
	2007	$425,000	—	$325,012	$324,996	$950,000	$256,696	$51,700	$2,333,404

(1)	The differences in salary reported in this column from base salary amounts discussed in the Compensation Discussion and Analysis generally reflect an extra bi-weekly pay period in 2009 and mid-year base salary increases for some of the named executive officers.

(2)	The amounts reported in this column reflect discretionary cash awards made to the named executive officers that are in addition to the amounts earned under the ECIP or other performance-based incentive compensation programs, which are reported in the column entitled “Non-Equity Incentive Plan Compensation.”

(3) (a)	The amounts reported in this column reflect the grant date fair value of the stock awards, including PSUs and restricted stock, computed in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in footnote 11 to the company’s audited financial statements for the fiscal year ended December 31, 2009 included in our Form 10-K. The table below presents separately the grant date fair value of the awards of PSUs, assuming that the target performance threshold will be achieved, and restricted stock for each year.

Name and Principal Position	Year	PSUs ($)	Restricted Stock ($)	Total Stock Awards ($)
Robert Greifeld	2009	$1,905,600	—	$1,905,600
Chief Executive Officer	2008	$3,212,800	—	$3,212,800
	2007	$2,655,200	—	$2,655,200

Adena T. Friedman	2009	—	$3,196,500	$3,196,500
Executive Vice President, Corporate Strategy and Chief Financial Officer

David P. Warren	2009	—	—	—
Former Executive Vice President and Chief Financial Officer	2008	$325,007	—	$325,007
	2007	$325,012	—	$325,012

Bruce E. Aust	2009	—	$1,065,500	$1,065,500
Executive Vice President, Global Corporate Client Group

Anna M. Ewing	2009	—	$3,196,500	$3,196,500
Executive Vice President and Chief Information Officer	2008	$374,997	—	$374,997
	2007	$375,020	—	$375,020

Edward S. Knight	2009	—	$1,065,500	$1,065,500
Executive Vice President, General Counsel and Chief Regulatory Officer	2008	$325,007	—	$325,007
	2007	$325,012	—	$325,012

(b)	Since the PSUs are subject to performance conditions, the grant date fair value reported for PSUs reflects the value at the grant date based upon the probable outcome of the performance conditions, excluding the effect of estimated forfeitures. The table below shows the grant date fair value of the PSU awards, assuming that the maximum performance threshold will be achieved or exceeded.

Name and Principal Position	Year	PSUs ($)
Robert Greifeld	2009	$2,858,400
Chief Executive Officer	2008	$4,819,200
	2007	$3,982,800

Adena T. Friedman	2009	—
Executive Vice President, Corporate Strategy and Chief Financial Officer

David P. Warren	2009	—
Former Executive Vice President and Chief Financial Officer	2008	$487,511
	2007	$487,517

Bruce E. Aust Executive Vice President, Global Corporate Client Group	2009	—

Anna M. Ewing	2009	—
Executive Vice President and Chief Information Officer	2008	$562,496
	2007	$562,530

Edward S. Knight	2009	—
Executive Vice President, General Counsel and Chief Regulatory Officer	2008	$487,511
	2007	$487,517

(4)	The amounts reported in this column reflect the grant date fair value of the option awards computed in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in footnote 11 to the company’s audited financial statements for the fiscal year ended December 31, 2009 included in our Form 10-K.

(5)	The amounts reported in this column reflect the cash awards made to the named executive officers under the ECIP and other performance-based incentive compensation programs.

(6)	The amounts reported in this column reflect the actuarial increase in the present value of the named executive officers’ benefits under all pension plans established by NASDAQ OMX. Amounts for 2008 for Messrs. Greifeld, Warren and Knight and Ms. Ewing are not reported in this column as there was a decrease in the actuarial present value of the named executive officers’ benefits under pension plans maintained by the company. The amounts of these decreases were as follows: $375,311 for Mr. Greifeld, $138,293 for Mr. Warren, $141,123 for Mr. Knight and $66,744 for Ms. Ewing.

Assumptions used in calculating the amounts include a 5.75% discount rate of as December 31, 2009, a 7.00% discount rate as of December 31, 2008, a 6.00% discount rate as of December 1, 2007, a 5.75% discount rate as of December 31, 2006, retirement at age 62, which is the earliest age at which a participant may retire and receive unreduced benefits under the plans, and other assumptions used for financial reporting purposes under generally accepted accounting principles as described in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2009 included in our Form 10-K. The named executive officers may not currently be entitled to receive benefits under the pension plans if such amounts are not vested. None of the named executive officers received above-market or preferential earnings on deferred compensation in 2009, 2008 or 2007.

(7) (a)	The following table sets forth the amounts reported in the “All Other Compensation” column by type.

Name and Principal Position	Incremental Cost of Personal Use of Company Car ($)	Cost of Executive Health Exam ($)	Cost of Financial Planning Services ($)	Gross-Up on Income Taxes Incurred Due to Receipt of Financial Planning Services ($)	True-Up to the Executive’s Contribution to the 401(k) Plan ($)	Matching Contribution to the 401(k) Plan ($)	Contribution to the Basic ERC ($)	Contribution to the Supplemental ERC ($)	Total All Other Compensation ($)
Robert Greifeld Chief Executive Officer	$47,795	$2,750	—	—	$1,538	$8,262	$9,310	$30,152	$99,807

Adena T. Friedman Executive Vice President, Corporate Strategy and Chief Financial Officer	—	—	$6,954	$5,554	$2,108	$7,692	$13,965	$15,631	$51,904

David P. Warren Former Executive Vice President and Chief Financial Officer	—	—	$7,137	$6,452	—	$9,800	$9,310	$9,434	$42,133

Bruce E. Aust Executive Vice President, Global Corporate Client Group	—	—	$15,000	$15,915	$119	$9,681	$13,965	$10,830	$65,510

Anna M. Ewing Executive Vice President and Chief Information Officer	—	$2,250	$6,905	$6,242	—	$9,800	$9,310	$8,375	$42,882

Edward S. Knight Executive Vice President, General Counsel and Chief Regulatory Officer	—	—	$6,905	$5,514	—	$9,800	$13,965	$14,151	$50,335

(b)	The incremental cost of personal use of the company car (including commutation) is calculated based on an allocation of the cost of the vehicle, driver, fuel, maintenance, insurance, parking and tolls.

Employment Agreements

NASDAQ OMX currently has employment agreements with two of its named executive officers, Messrs. Greifeld and Knight.

Robert Greifeld

On December 13, 2006, NASDAQ OMX’s board of directors and management compensation committee approved the terms and conditions of Mr. Greifeld’s 2007 employment agreement.

The agreement has an initial term ending on December 31, 2010. The agreement will automatically extend for one-year renewals thereafter unless either party, at least 180 days prior to the expiration of the initial term or a renewal period, gives notice of its intent not to extend the agreement.

The agreement provides for:

•	an annual base salary of not less than $1 million; and

•

annual incentive compensation that is targeted at 200% of base salary based on the achievement of one or more performance objectives established for such year by the management compensation committee of the board of directors, after consultation with Mr. Greifeld.

Under the agreement, Mr. Greifeld was granted a performance share unit award for 80,000 units (with each unit representing one share of the company’s common stock) annually for four years beginning in 2007. Each annual award is subject to a three-year performance period and is payable only if Mr. Greifeld is still employed by the company at the end of each respective performance period. At the end of a performance period, Mr. Greifeld may earn from 0% to 150% of the 80,000 units granted, depending upon the attainment of performance goals established by the management compensation committee for each grant.

Under the terms of his original employment agreement, which remain in place under the 2007 employment agreement, Mr. Greifeld became fully vested in his retirement benefits under the company’s SERP when he attained four years of service with the company on May 12, 2007. Mr. Greifeld is entitled to other benefits on the same basis as benefits generally made available to other executives, including participation in the Pension Plan.

The agreement contains restrictive covenants, including covenants requiring Mr. Greifeld to maintain the confidentiality of NASDAQ OMX’s proprietary information and to refrain from disparaging NASDAQ OMX. The agreement also prohibits Mr. Greifeld from soliciting NASDAQ OMX employees or rendering services to a competing entity for a period of two years following the date of termination of employment. To receive change of control payments and benefits under the agreement, Mr. Greifeld must execute a general release of claims against NASDAQ OMX. In addition, the change of control payments and benefits are generally subject to discontinuation in the event Mr. Greifeld breaches the restrictive covenants.

If Mr. Greifeld’s employment is terminated by the company without cause or if Mr. Greifeld terminates his employment for good reason, whether or not associated with a change in control, the company is obligated to make certain payments to him. Also, if Mr. Greifeld’s employment is terminated within two years after a change in control either by the company without cause or by Mr. Greifeld for good reason, he will be entitled to certain severance payments and benefits from the company. In the latter circumstance, if the severance payments are less than 330% of the “base amount” (as defined in Section 280G of the Code), any severance payments and/or benefits payable would be reduced to an amount that would not trigger an excise tax. Otherwise, the excise tax and gross up amounts will be limited to an amount that is no more than 300% of one year’s annual base salary and annual incentive award. For further information about these payments and benefits, see “Executive Compensation—Potential Payments Upon Termination or Change in Control.”

Edward S. Knight

NASDAQ OMX also has an employment agreement with Edward S. Knight, our Executive Vice President, General Counsel and Chief Regulatory Officer. The term of Mr. Knight’s employment agreement commenced on December 30, 2000, continued for an initial term ending on December 31, 2003 and has been subsequently extended for seven additional annual periods, with the current annual period continuing through 2010. Under the terms of the agreement, the agreement will automatically extend for further one-year periods unless either party, at least six months prior to the expiration of the renewal period, gives notice of its intent not to renew the agreement.

The agreement provides for:

•	an annual base salary at a rate not less than the rate of base salary in effect on December 30, 2000; and

•	for years after 2003, such incentive compensation for each calendar year during the term as the management compensation committee may award in its discretion.

Under the agreement, Mr. Knight became fully vested in his supplemental retirement benefits under the SERP upon the attainment of age 55 and his completion of five years of service. Under the terms of the agreement, the company paid Mr. Knight a stay pay bonus in 2003 equal to two times his then effective base salary.

If Mr. Knight’s employment is terminated by the company without cause or if Mr. Knight terminates his employment for good reason, whether or not associated with a change in control, the company is obligated to make certain payments to him. Mr. Knight also would be entitled to receive an excise tax reimbursement and gross up under his employment agreement in the event that amounts payable under his agreement trigger an excise tax under Section 4999 of the Code. For further information about these payments, see “Executive Compensation—Potential Payments Upon Termination or Change-in-Control.”

Grants of Plan-Based Awards

The following table sets forth certain information with respect to the plan-based awards granted to each of the named executive officers during the fiscal year ended December 31, 2009.

2009 Grants of Plan-Based Awards Table

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Robert Greifeld	3/23/2009	$0	$2,000,000	$4,000,000	(6)	—	—	—	—	—	—	—
Chief Executive Officer	3/23/2009	—	—	—		0	80,000	120,000	—	—	—	$1,905,600	(7)
	6/30/2009	—	—	—		—	—	—	—	900,000	$21.31	$6,707,700

Adena T. Friedman	3/23/2009	$0	$750,000	$1,500,000		—	—	—	—	—	—	—
Executive Vice President, Corporate Strategy and Chief Financial Officer	7/22/2009	$0	$150,000	$300,000		—	—	—	—	—	—	—
	6/30/2009	—	—	—		—	—	—	150,000	—	—	$3,196,500

David P. Warren	3/23/2009	$0	$525,000	$1,050,000		—	—	—	—	—	—	—
Former Executive Vice President and Chief Financial Officer	7/22/2009	$0	$141,750	$283,500		—	—	—	—	—	—	—

Bruce E. Aust	3/23/2009	$0	$525,000	$1,050,000		—	—	—	—	—	—	—
Executive Vice President, Global Corporate Client Group	6/30/2009	$0	$75,000	$150,000		—	—	—	—	—	—	—
	6/30/2009	—	—	—		—	—	—	50,000	—	—	$1,065,500

Anna M. Ewing	3/23/2009	$0	$650,000	$1,300,000		—	—	—	—	—	—	—
Executive Vice President and Chief Information Officer	6/30/2009	$0	$100,000	$200,000		—	—	—	—	—	—	—
	6/30/2009	—	—	—		—	—	—	150,000	—	—	$3,196,500

Edward S. Knight	3/23/2009	$0	$525,000	$1,050,000		—	—	—	—	—	—	—
Executive Vice President, General Counsel and Chief Regulatory Officer	6/30/2009	$0	$75,000	$150,000		—	—	—	—	—	—	—
	6/30/2009	—	—	—		—	—	—	50,000	—	—	$1,065,500

(1)	The amounts reported in these columns represent the possible range of payments under the ECIP or other performance-based incentive compensation programs. For information about the amounts actually earned by each named executive officer under the ECIP, see “Executive Compensation—Summary Compensation Table.” Amounts are considered earned in fiscal year 2009 although they were not paid until 2010.

(2)	The amounts reported in these columns represent the possible range of performance share units that each named executive officer may earn under the Equity Plan, depending on his or her achievement of performance goals established by the management compensation committee.

(3)	The amounts reported in this column reflect the number of shares of common stock underlying stock options granted to each named executive officer under the Equity Plan.

(4)	The amounts reported in this column represent the exercise price of the stock options reported in the previous column and are equal to the closing market price of our common stock on the date of grant.

(5)	The amounts reported in this column represent the grant date fair value of the full equity awards reported in the previous columns calculated pursuant to FASB ASC Topic 718 based upon the assumptions discussed in footnote 11 to the company’s audited financial statements for the fiscal year ended December 31, 2009 included in our Form 10-K.

(6)	Under the ECIP, the maximum award payable to any named executive officer for any plan year may not exceed the greater of $3 million or 3% of the company’s before-tax net income.

(7)	The amount reported reflects the grant date fair value of Mr. Greifeld’s 2009 PSU award based upon the probable outcome of the performance conditions, excluding the effect of estimated forfeitures. Assuming that the maximum performance threshold will be achieved or exceeded, the grant date fair value of the award would be $2,858,400.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all outstanding equity awards held by each named executive officer as of December 31, 2009.

2009 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
Robert Greifeld	700,000	—		—	$5.28	04/15/2013	—		—	—		—
Chief Executive Officer	1,000,000	—		—	$6.30	06/11/2013	—		—	—		—
	480,000	480,000	(1)	—	$35.92	12/13/2016	—		—	—		—
	—	900,000	(2)	—	$21.31	06/30/2019	—		—	—		—
	—	—		—	—	—	—		—	80,000	(10)	$1,585,600
	—	—		—	—	—	—		—	80,000	(11)	$1,585,600

Adena T. Friedman	100,000	—		—	$9.15	02/18/2014	—		—	—		—
Executive Vice President, Corporate Strategy and Chief Financial Officer	195,000	—		—	$7.35	11/15/2014	—		—	—		—
	16,279	16,279	(3)	—	$35.92	12/13/2016	—		—	—		—
	—	30,085	(4)	—	$45.38	12/12/2017	—		—	—		—
	—	60,704	(5)	—	$25.07	12/17/2018	—		—	—		—
	—	—		—	—	—	5,435	(6)	$107,722	—		—
	—	—		—	—	—	16,527	(7)	$327,565	—		—
	—	—		—	—	—	29,517	(8)	$585,027	—		—
	—	—		—	—	—	150,000	(9)	$2,973,000	—		—

David P. Warren	50,000	—		—	$13.00	02/14/2011	—		—	—		—
Former Executive Vice President and Chief Financial Officer	71,000	—		—	$9.15	02/18/2014	—		—	—		—
	150,000	—		—	$7.35	11/15/2014	—		—	—		—
	14,400	14,401	(3)	—	$35.92	12/13/2016	—		—	—		—
	—	19,555	(4)	—	$45.38	12/12/2017	—		—	—		—
	—	39,458	(5)	—	$25.07	12/17/2018	—		—	—		—
	—	—		—	—	—	4,808	(6)	$95,295	—		—
	—	—		—	—	—	10,743	(7)	$212,926	—		—
	—	—		—	—	—	19,187	(8)	$380,286	—		—

Bruce E. Aust	90,000	—		—	$9.15	02/18/2014	—		—	—		—
Executive Vice President, Global Corporate Client Group	200,000	—		—	$7.35	11/15/2014	—		—	—		—
	16,279	16,279	(3)	—	$35.92	12/13/2016	—		—	—		—
	—	22,564	(4)	—	$45.38	12/12/2017	—		—	—		—
	—	45,528	(5)	—	$25.07	12/17/2018	—		—	—		—
	—	—		—	—	—	5,435	(6)	$107,722	—		—
	—	—		—	—	—	12,396	(7)	$245,689	—		—
	—	—		—	—	—	22,138	(8)	$438,775	—		—
	—	—		—	—	—	50,000	(9)	$991,000	—		—

Anna M. Ewing	50,000	—		—	$7.35	11/15/2014	—		—	—		—
Executive Vice President and Chief Information Officer	16,279	16,279	(3)	—	$35.92	12/13/2016	—		—	—		—
	—	22,564	(4)	—	$45.38	12/12/2017	—		—	—		—
	—	45,528	(5)	—	$25.07	12/17/2018	—		—	—		—
	—	—		—	—	—	5,435	(6)	$107,722	—		—
	—	—		—	—	—	12,396	(7)	$245,689	—		—
	—	—		—	—	—	22,138	(8)	$438,775	—		—
	—	—		—	—	—	150,000	(9)	$2,973,000	—		—

Edward S. Knight	7,200	—		—	$13.00	02/14/2011	—		—	—		—
Executive Vice President, General Counsel and Chief Regulatory Officer	75,000	—		—	$9.15	02/18/2014	—		—	—		—
	150,000	—		—	$7.35	11/15/2014	—		—	—		—
	14,400	14,401	(3)	—	$35.92	12/13/2016	—		—	—		—
	—	19,555	(4)	—	$45.38	12/12/2017	—		—	—		—
	—	39,458	(5)	—	$25.07	12/17/2018	—		—	—		—
	—	—		—	—	—	4,808	(6)	$95,295	—		—
	—	—		—	—	—	10,743	(7)	$212,926	—		—
	—	—		—	—	—	19,187	(8)	$380,286	—		—
	—	—		—	—	—	50,000	(9)	$991,000	—		—

(1)	These unexercisable stock options vest as follows: 240,000 shares will vest on December 13, 2010; 160,000 shares will vest on December 13, 2011; and 80,000 shares will vest on December 13, 2012.

(2)	These unexercisable stock options vests as to 50% of the options on December 31, 2011 and as to 50% of the options on December 31, 2012.

(3)	These unexercisable stock options vest in full on December 13, 2010.

(4)	These unexercisable stock options vest in full on December 12, 2010.

(5)	These unexercisable stock options vest in full on December 17, 2012.

(6)	These restricted stock awards vest in full on December 13, 2010.

(7)	These performance share unit awards were subject to a one-year performance period ending on December 31, 2008 for the purposes of determining the number of shares to be awarded, and these shares will vest three years after the end of the performance period on December 31, 2011. The maximum amount of performance share units was awarded as the maximum performance threshold was exceeded.

(8)	These performance share unit awards were subject to a one-year performance period ending on December 31, 2009 for the purposes of determining the number of shares to be awarded, and these shares will vest three years after the end of the performance period on December 31, 2012. 148% of the target amount of performance share units was awarded as performance fell between the target and maximum performance thresholds.

(9)	These restricted stock awards vest as to 30% of the shares on June 30, 2011 and as to 70% of the shares on June 30, 2012.

(10)	This performance share unit award is subject to a three-year performance period ending on December 31, 2010. The amount reported is the target award amount, although the actual number of shares awarded could range from 0% to 150% of the target amount of 80,000 shares, depending on the level of achievement of certain specified performance goals established by the management compensation committee.

(11)	This performance share unit award is subject to a three-year performance period ending on December 31, 2011. The amount reported is the target award amount, although the actual number of shares awarded could range from 0% to 150% of the target amount of 80,000 shares, depending on the level of achievement of certain specified performance goals established by the management compensation committee.

Option Exercises and Stock Vested

The following table includes certain information with respect to the options exercised by and restricted stock awards that vested for the named executive officers during the fiscal year ended December 31, 2009.

2009 Option Exercises and Stock Vested Table

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
Robert Greifeld	—	—	120,000	(3)	$2,348,400
Chief Executive Officer

Adena T. Friedman	—	—	5,435	(4)	$108,320
Executive Vice President, Corporate Strategy and Chief Financial Officer

David P. Warren	—	—	4,807	(5)	$95,804
Former Executive Vice President and Chief Financial Officer

Bruce E. Aust	—	—	5,435	(6)	$108,320
Executive Vice President, Global Corporate Client Group

Anna M. Ewing	—	—	5,435	(7)	$108,320
Executive Vice President and Chief Information Officer

Edward S. Knight	—	—	4,807	(8)	$95,804
Executive Vice President, General Counsel and Chief Regulatory Officer

(1)	The amounts reported in this column are calculated by multiplying the number of shares received upon exercise by the difference between the closing market price of our common stock on the date of exercise and the exercise price of the option.

(2)	The amounts reported in this column are calculated by multiplying the number of shares of stock that vested by the closing market price of our common stock on the later of the vesting date or the delivery date.

(3)	The amount reported includes 55,620 shares that were withheld to pay taxes in connection with the vesting of PSUs.

(4)	The amount reported includes 2,495 shares that were withheld to pay taxes in connection with the vesting of restricted stock.

(5)	The amount reported includes 2,283 shares that were withheld to pay taxes in connection with the vesting of restricted stock.

(6)	The amount reported includes 2,255 shares that were withheld to pay taxes in connection with the vesting of restricted stock.

(7)	The amount reported includes 2,581 shares that were withheld to pay taxes in connection with the vesting of restricted stock.

(8)	The amount reported includes 2,207 shares that were withheld to pay taxes in connection with the vesting of restricted stock.

Retirement Benefits

401(k) Plan

NASDAQ OMX provides a tax-qualified Section 401(k) savings plan (401(k) Plan) for eligible employees. As of December 31, 2009, all of the named executive officers participated in the 401(k) Plan. NASDAQ OMX matches employee contributions to this plan during the year up to 4% of base salary, not to exceed the Internal Revenue Service (IRS) annual limits. For the year ended December 31, 2009, NASDAQ OMX also provided true-up matching to ensure that employees who contributed 4% of base salary to the 401(k) Plan in 2009 would receive the maximum company match for 2009, regardless of the timing of employee contributions.

Frozen Pension Plan and SERP

In addition, NASDAQ OMX maintained a tax-qualified defined benefit pension plan (Pension Plan), which was open to executives on the same terms as other employees, and a non-qualified supplemental executive retirement plan (SERP), which was open only to eligible executives. The Pension Plan was designed to pay benefits to qualified employees upon retirement, and the SERP was designed to provide supplemental retirement income to our executives and their beneficiaries. Effective May 1, 2007, the Pension Plan and SERP were fully frozen for all employees, and new retirement benefits were implemented on July 1, 2007. As a result, the eligible named executive officers have accrued Pension Plan and SERP benefits only through April 30, 2007. As of that date, the plan participants no longer accrue additional benefits from future salary earnings and years of service with NASDAQ OMX. However, participants continue to receive credit for future service for vesting of the frozen accrued benefits under both the Pension Plan and SERP and for eligibility for an early retirement subsidy that existed under the Pension Plan.

Employer Retirement Contributions (ERCs)

Retirement benefits available for service after May 1, 2007 include two features. The first part of the retirement benefits, which is provided through the existing 401(k) Plan, is available to all employees, including the named executive officers, on the same terms. Under the plan, NASDAQ OMX:

•	continues to match an employee’s contributions to the 401(k) Plan up to 4% of base salary;

•	makes discretionary tax-qualified contributions to the 401(k) Plan, called the Basic Employer Retirement Contributions (Basic ERC), within specified guidelines based on years of service; and

•

makes discretionary additional tax-qualified contributions, called Enhanced Employer Retirement Contributions (Enhanced ERC), for employees age 45 or older with at least 10 years of service as of December 31, 2006.

The second part of NASDAQ OMX’s retirement program is a non-qualified plan called the Supplemental Employer Retirement Contributions (Supplemental ERC). The Supplemental ERC is available to officers and non-officers whose base salaries exceed the IRS compensation limit of $245,000 (for 2009) or whose total employee and NASDAQ OMX contributions to qualified plans exceed the IRS total annual contribution limit, generally $49,000 (for 2009). For years in which an ERC is made to the 401(k) Plan, a Supplemental ERC will be made for those employees for whom the ERC must be reduced by operation of these IRS limits. The Supplemental ERC is equal to the difference between the ERC that would have been contributed for the employee had the IRS limits not applied, and the actual ERC contributed to the 401(k) Plan.

Employees may direct investment of Basic ERC and Enhanced ERC contributions among the various mutual funds available through our 401(k) Plan. Unlike the Pension Plan and SERP, the ERC benefits allow for immediate vesting.

Most employees outside of the U.S. are covered by local retirement plans or by applicable social laws.

Pension Benefits Table

The table below shows the actuarial present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer, under the Pension Plan and the SERP as of December 31, 2009.

2009 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)		Payments During Last Fiscal Year ($)
Robert Greifeld Chief Executive Officer	Pension Plan SERP	6.67 6.67	$ $	89,382 2,963,874	— —

Adena T. Friedman Executive Vice President, Corporate Strategy and Chief Financial Officer	Pension Plan SERP	16.58 16.58	$ $	152,651 822,752	— —

David P. Warren Former Executive Vice President and Chief Financial Officer	Pension Plan SERP	9.00 9.00	$ $	171,588 1,687,231	— —

Bruce E. Aust Executive Vice President, Global Corporate Client Group	Pension Plan SERP(2)	11.25 —		$126,782 —	— —

Anna M. Ewing Executive Vice President and Chief Information Officer	Pension Plan SERP	9.25 9.25	$ $	120,227 435,769	— —

Edward S. Knight Executive Vice President, General Counsel and Chief Regulatory Officer	Pension Plan SERP	10.50 10.50	$ $	257,872 2,555,990	— —

(1)	The amounts reported comprise the actuarial present value of the named executive officer’s accumulated benefit under the Pension Plan and SERP as of December 31, 2009. Assumptions used in calculating the amounts include a 5.75% discount rate as of December 31, 2009, retirement at age 62, which is the earliest age at which a participant may retire and receive unreduced benefits under the plans, and other assumptions used for financial statement reporting purposes under generally accepted accounting principles as described in footnote 10 to the company’s audited financial statements for the fiscal year ended December 31, 2009 included in our Form 10-K.

(2)	Mr. Aust is not a participant in the SERP.

Generally, participants in the Pension Plan become vested in retirement benefits under the plan after five years of service from the participant’s date of hire. As of December 31, 2009, all of the named executive officers were vested in benefits payable under the Pension Plan. Participants in the SERP generally become vested in retirement benefits under the SERP after reaching age 55 and completing 10 years of service. Under the provisions of their employment agreements described above, Messrs. Greifeld and Knight are vested in benefits payable under the SERP. None of the other named executive officers are vested in benefits payable under the SERP as of December 31, 2009.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

As of December 31, 2009, the only nonqualified defined contribution plan in which our named executive officers participated was the Supplemental ERC. The table below shows the amounts contributed to this plan by, or on behalf of, our named executive officers during the fiscal year ended December 31, 2009 and other information.

2009 Nonqualified Deferred Compensation Table

Name	Executive Contributions in last FY($)	Registrant Contributions in last FY($)(1)	Aggregate Earnings in last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE($)(3)
Robert Greifeld Chief Executive Officer	—	$30,152	$2,594	—	$49,696

Adena T. Friedman Executive Vice President, Corporate Strategy and Chief Financial Officer	—	$15,631	$1,014	—	$26,749

David P. Warren Former Executive Vice President and Chief Financial Officer	—	$9,434	$1,104	—	$19,143

Bruce E. Aust Executive Vice President, Global Corporate Client Group	—	$10,830	$880	—	$16,752

Anna M. Ewing Executive Vice President and Chief Information Officer	—	$8,375	$733	—	$13,801

Edward S. Knight Executive Vice President, General Counsel and Chief Regulatory Officer	—	$14,151	$1,104	—	$19,143

(1)	The amounts reported in this column reflect contributions by the company to the named executive officers under the Supplemental ERC for the fiscal year ended December 31, 2009 which were paid in February 2010. For each named executive officer, these amounts are reported in the column “All Other Compensation” in the “Summary Compensation Table.”

(2)	The amounts reported in this column represent interest earned during 2009 on account balances. Interest is paid at an annual rate of 7% (which is the 10-year U.S. Treasury securities rate on the effective date of the Supplemental ERC program plus an additional 1%).

(3)	The amounts reported in this column represent account balances at December 31, 2009. These amounts include contributions that the company has made to the named executive officers under the Supplemental ERC and interest earned on account balances. To the extent that the named executive officers were considered named executive officers in prior years’ proxy statements, the Supplemental ERC contributions for prior years were reported in the column “All Other Compensation” in the “Summary Compensation Table” found in our proxy statement for the annual meeting of stockholders.

Potential Payments upon Termination or Change in Control

Change in Control Agreements

Messrs. Greifeld’s and Knight’s employment agreements provide for enhanced payments and benefits in the event of the termination of his employment following a change in control of the company. In addition, we have entered into letter agreements with the other named executive officers providing enhanced payments and benefits to them if their employment is terminated in connection with a change in control of the company.

Under Mr. Greifeld’s employment agreement and the agreements with the other named executive officers (other than Mr. Knight), a change in control generally consists of the first to occur of the following:

•	an acquisition of more than 50% of the company’s voting securities (except in limited circumstances);

•	the current directors (and their approved successors) cease to constitute a majority of the company’s board;

•

the consummation of a merger, consolidation or reorganization, unless (1) the company’s voting securities prior to the transaction continue to represent more than 50% of the voting securities of the surviving entity (either by remaining outstanding or being converted into voting securities of the surviving entity) or (2) no person directly or indirectly acquires more than 50% of the company’s then outstanding voting securities (other than acquisitions directly from the company); or

•	the complete liquidation of the company or the sale by the company of all or substantially all of its assets.

We also have provisions in our Equity Plan that provide for the accelerated vesting of outstanding unvested equity awards in the event of a termination due to a change in control of the company.

Robert Greifeld

Under Mr. Greifeld’s 2007 employment agreement, if his employment is terminated within two years after a change in control either by the company without cause or by Mr. Greifeld for good reason, he will be entitled to the following severance payments and benefits from the company:

•	a cash payment equal to one year’s annual base salary and the annual incentive award for the calendar year immediately preceding the date of termination;

•	a pro rata portion of his target annual incentive award for the calendar year in which his termination occurs;

•	Pension Plan and SERP benefits;

•	continued health coverage for the lesser of 24 months or until the date he secures subsequent employment with medical and dental coverage; and

•	continued life insurance and accidental death and dismemberment insurance benefits for 24 months.

Mr. Greifeld also would be entitled to receive a modified excise tax reimbursement with a gross up payment under his employment agreement in limited circumstances. If the severance payments payable under the terms of the agreement are less than 330% of the “base amount” (as defined in Section 280G of the Code), any severance payments and/or benefits payable would be reduced to an amount that would not trigger an excise tax. Otherwise, the excise tax and gross up amounts will be limited to an amount that is no more than 300% of one year’s annual base salary and annual incentive award.

Mr. Greifeld’s right to these amounts is subject to his compliance with several restrictive covenants, including covenants that require him to maintain the confidentiality of the company’s proprietary information and to refrain from disparaging the company. Mr. Greifeld also is prohibited from soliciting the company’s employees or rendering services for a competing entity for a period of two years following the date of termination. Further, to receive the payments and benefits, Mr. Greifeld must execute a general release of claims against the company. In addition, the change in control payments and benefits generally are subject to discontinuation in the event Mr. Greifeld breaches the restrictive covenants.

Edward Knight

Under Mr. Knight’s employment agreement, if his employment is terminated by the company without cause or if Mr. Knight terminates his employment for good reason, whether or not associated with a change in control, the company is obligated to make certain payments to him. For detailed information on these payments, see “Payments upon Termination (other than for Cause or Change in Control)—Edward Knight” below. “Good reason,” as defined under Mr. Knight’s employment agreement, includes (i) a reduction in his position, duties or authority or (ii) the company failing to secure the agreement of any successor entity that he shall continue in his position without a reduction in position, duties or authority.

Mr. Knight also would be entitled to receive an excise tax reimbursement and gross up under his employment agreement in the event that amounts payable under his agreement trigger an excise tax under Section 4999 of the Code.

Other Named Executive Officers

Under the letter agreements with the named executive officers (other than Messrs. Greifeld and Knight), if the executive’s employment is terminated by the company without cause or by the executive for good reason, either (x) during the 180 day period immediately prior to a change in control of the company (if the executive can reasonably demonstrate that the termination or good reason event was at the request of a third party that effects the change in control) or (y) during the one year period immediately following the change in control, then he or she will be entitled to the following severance payments and benefits from the company:

•	a cash payment equal to 24 months of annual base salary;

•	100% of the annual target incentive award for the year in which termination occurs plus any earned but unpaid cash incentive award for a completed plan year;

•

continued medical and dental benefits until the earlier of (1) termination of the executive’s COBRA continuation period; (2) 24 months following termination; or (3) the date the executive secures subsequent employment with comparable medical and dental coverage;

•	continued life insurance and accidental death and dismemberment insurance benefits for 24 months; and

•	outplacement services for a period of 12 months or, if earlier, until the executive’s first acceptance of an employment offer.

An executive is not entitled to benefits under the letter agreements if his or her termination of employment is on account of his or her death or disability.

In addition, the letter agreements do not provide for indemnification of any “golden parachute” excise taxes that may be payable by an executive under Section 4999 of the Code in connection with the change in control of the company. Rather, the agreements provide, if any payments or benefits to an executive would be subject to an excise tax under Section 4999, payments and/or benefits to the executive would be reduced to an amount that would not trigger such excise tax.

The letter agreements contain restrictive covenants, which, among other things, require the executive to maintain the confidentiality of the company’s proprietary information and to refrain from disparaging the company. The executive is also prohibited from soliciting the company’s employees or rendering services to a competing entity for a period of one year following termination in connection with a change in control. Further, to receive the payments and benefits, the executive must execute a general release of claims against the company. In addition, the change in control payments and benefits generally are subject to discontinuation in the event an executive breaches the restrictive covenants.

Equity Plan

The employment agreements of Messrs. Greifeld and Knight and the letter agreements of the other named executive officers do not change the terms of outstanding equity awards, which continue to be governed by the Equity Plan and the relevant terms and conditions of the award agreements. Under the Equity Plan, if an employee, including a named executive officer, is terminated by the company other than for cause within a one year period after a change in control of the company, the vesting of all outstanding unvested equity awards will accelerate to the date of termination.

Payments upon Termination (other than for Cause or Change in Control)

Robert Greifeld

Under Mr. Greifeld’s 2007 employment agreement, if his employment is terminated by the company without cause, or by Mr. Greifeld for good reason, he will be entitled to the following severance payments and benefits from the company:

•	a cash payment equal to one year’s annual base salary and annual incentive award for the calendar year immediately preceding the date of termination;

•	Pension Plan and SERP benefits; and

•	continued health coverage for the lesser of 24 months or until coverage begins under the health plan of a subsequent employer.

In addition, Mr. Greifeld’s vested stock options would remain exercisable for 36 months, his unvested options would continue to vest for 30 months subject to restrictive covenants and any performance share units would continue to vest subject to the satisfaction of the related performance objectives and continued compliance with the restrictive covenants.

Edward Knight

Under Mr. Knight’s employment agreement, if his employment is terminated by the company without cause or if Mr. Knight terminates his employment for good reason, the company is obligated to pay to Mr. Knight a pro rata portion of the incentive compensation for the year of termination, and a lump sum cash payment equivalent to continuation of base salary and incentive compensation, if any, until the later of (x) the end of the term of the agreement or (y) 24 months following the date of such termination of employment. The company also will continue to provide Mr. Knight with health coverage at its expense for such period.

In the event that Mr. Knight terminates his employment without good reason, he shall be entitled to his salary through the date of termination and shall have no further rights to any compensation or any other benefits under the agreement.

In addition, Mr. Knight has agreed to be subject to certain post-termination restrictive covenants relating to non-competition, non-solicitation, non-disparagement and confidentiality.

Other Named Executive Officers

Other than Messrs. Greifeld and Knight, none of the other named executive officers has an agreement with the company providing for severance payments and benefits in the event of termination of employment other than the letter agreements described above. According to predetermined NASDAQ OMX guidelines regarding post-termination payments, in the event of a reduction-in-force or other involuntary termination of employment (other than a “for cause” termination or a change in control of the company), the executives would receive 15 months of base salary continuation, continued health coverage under COBRA for nine months subsidized by the company at 65% of cost and up to nine months of outplacement services. Any severance payments and benefits would be made subject to the approval, and at the sole discretion, of the management compensation committee.

Under the ECIP, in the event a named executive officer’s employment is terminated for any reason other than death, disability or retirement, the executive’s right to a non-equity incentive plan compensation award for the calendar year of termination is forfeited. The management compensation committee, in its sole discretion, may pay a pro rata non-equity incentive plan compensation award to the executive for the calendar year of termination. However, in the case of retirement, no such pro-rata award shall be paid unless the performance goals associated with the award have been met.

In addition, upon termination of employment, the named executive officers would receive the benefits to which they would be entitled under the company’s Pension Plan and SERP to the extent that they are vested in these plans.

Payments upon Death, Disability or Retirement

Upon termination of employment on account of death or disability, the named executive officers receive payments pursuant to life insurance or disability insurance purchased by the executive and available to employees generally. Under the ECIP, a named executive officer may, in the discretion of the management compensation committee, receive a pro rata portion of his or her non-equity incentive plan compensation award in the event of death, disability or retirement (provided that, in the case of retirement, the performance goals associated with the award have been met). Under the relevant terms and conditions of the award agreements, all stock option or restricted stock awards that would have vested within one year from the date of death or disability will immediately vest and all vested options may be exercised until the earlier of one year from the date of death or disability or their expiration date. Under Mr. Greifeld’s PSU award agreements, his unvested PSU awards will continue to vest at the end of the performance period(s) for such awards. Under the PSU award agreements for the other named executive officers, in the event of disability, unvested PSU awards will be forfeited. In the event of death, unvested PSU awards will vest at the earlier of the date of death or the completion of the performance period(s) for such awards.

Upon retirement, the named executive officers receive the benefits to which they would be entitled under the company’s Pension Plan and SERP to the extent that they are vested in these plans. Under the term and conditions of the award agreements, all stock option and restricted stock awards that would have vested within one year from the date of retirement will immediately vest and all vested options may be exercised until the earlier of one year from the date of retirement or their expiration date. Under Mr. Greifeld’s PSU award agreements, his unvested PSU awards will continue to vest at the end of the performance period(s) for such awards. Under the PSU award agreements for the other named executive officers, in the event of retirement, unvested PSU awards will be forfeited.

Estimated Change in Control or Termination Payments and Benefits at the End of 2009

The tables below reflect the payments and benefits payable to each of the named executive officers in the event of a termination of the executive’s employment under several different circumstances. The amounts shown assume that termination was effective as of December 31, 2009, given the executive’s compensation and service levels as of that date, and are estimates of the amounts that would be payable to the named executive officers in each situation. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the company. Factors that may affect the nature and amount of payments made on termination of employment, among others, include the timing of the event, compensation level, the market price of the company’s common stock and the executive’s age.

The reported value of the accelerated vesting of outstanding equity awards is based on the intrinsic value of these awards (the value based upon the market price of the company’s common stock on December 31, 2009, reduced in the case of stock options, by the option exercise price). In the case of performance share unit awards for which the performance period has not been completed, the number of shares with accelerated vesting is assumed to be at the target level and at the closing market price on December 31, 2009. The amounts reported for Pension Plan and SERP benefits represent the actuarial present value of the named executive officer’s accumulated benefit under the Pension Plan and SERP as of December 31, 2009. Assumptions used in calculating the amounts include a 5.75% discount rate as of December 31, 2009, retirement at age 62, which is the earliest age at which a participant may retire and receive unreduced benefits under the plans, and other assumptions used for financial reporting purposes under generally accepted accounting principles as described in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2009 included in our Form 10-K. None of the named executive officers was eligible to retire as of December 31, 2009.

Robert Greifeld	Involuntary For Cause or Voluntary Without Good Reason	Involuntary Not For Cause or Voluntary With Good Reason	Death	Disability	Change in Control
Severance	$0	$4,800,000	$0	$0	$6,800,000
Non-Equity Incentive Compensation	$3,324,000	$3,324,000	$3,324,000	$3,324,000	$0
Stock Option Vesting	$0	Vesting continues for 30 months	$0	$0	$0
Restricted Stock Vesting	$0	$0	$0	$0	$0
Performance Share Unit Vesting	$0	Vesting continues until performance period end	Vesting continues until performance period end	Vesting continues until performance period end	$5,549,600
Retirement Plan Benefits	$3,053,256	$3,053,256	$3,053,256	$3,053,256	$3,053,256
Health & Welfare Benefits	$0	$14,068	$0	$0	$28,137
Outplacement Services	$0	$0	$0	$0	$0
Excise Tax and Gross Up	$0	$0	$0	$0	$0
Total	$6,377,256	$11,191,324	$6,377,256	$6,377,256	$15,430,993

Adena T. Friedman	Involuntary For Cause or Voluntary	Involuntary Not For Cause	Death	Disability	Change in Control
Severance	$0	$625,000	$0	$0	$1,000,000
Non-Equity Incentive Compensation	$0	$1,126,500	$1,126,500	$1,126,500	$1,876,500
Stock Option Vesting	$0	$0	$0	$0	$0
Restricted Stock Vesting	$0	$0	$107,722	$107,722	$3,080,722
Performance Share Unit Vesting	$0	$0	$912,592	$0	$912,592
Retirement Plan Benefits	$152,651	$152,651	$152,651	$152,651	$152,651
Health & Welfare Benefits	$0	$10,007	$0	$0	$44,151
Outplacement Services	$0	$22,500	$0	$0	$30,000
Total	$152,651	$1,936,658	$2,299,465	$1,386,873	$7,096,616

David P. Warren	Involuntary For Cause or Voluntary	Involuntary Not For Cause	Death	Disability	Change in Control
Severance	$0	$593,750	$0	$0	$950,000
Non-Equity Incentive Compensation	$0	$890,610	$890,610	$890,610	$1,415,610
Stock Option Vesting	$0	$0	$0	$0	$0
Restricted Stock Vesting	$0	$0	$95,295	$95,259	$95,259
Performance Share Unit Vesting	$0	$0	$593,213	$0	$593,213
Retirement Plan Benefits	$171,588	$171,588	$171,588	$171,588	$171,588
Health & Welfare Benefits	$0	$10,007	$0	$0	$44,151
Outplacement Services	$0	$22,500	$0	$0	$30,000
Total	$171,588	$1,688,455	$1,750,706	$1,157,457	$3,299,821

Bruce E. Aust	Involuntary For Cause or Voluntary	Involuntary Not For Cause	Death	Disability	Change in Control
Severance	$0	$562,500	$0	$0	$900,000
Non-Equity Incentive Compensation	$0	$1,005,300	$1,005,300	$1,005,300	$1,605,300
Stock Option Vesting	$0	$0	$0	$0	$0
Restricted Stock Vesting	$0	$0	$107,722	$107,722	$1,098,722
Performance Share Unit Vesting	$0	$0	$684,464	$0	$684,464
Retirement Plan Benefits	$126,782	$126,782	$126,782	$126,782	$126,782
Health & Welfare Benefits	$0	$3,552	$0	$0	$17,364
Outplacement Services	$0	$22,500	$0	$0	$30,000
Total	$126,782	$1,720,634	$1,924,268	$1,239,804	$4,462,632

Anna M. Ewing	Involuntary For Cause or Voluntary	Involuntary Not For Cause	Death	Disability	Change in Control
Severance	$0	$625,000	$0	$0	$1,000,000
Non-Equity Incentive Compensation	$0	$1,232,250	$1,232,250	$1,232,250	$1,982,250
Stock Option Vesting	$0	$0	$0	$0	$0
Restricted Stock Vesting	$0	$0	$107,722	$107,722	$3,080,722
Performance Share Unit Vesting	$0	$0	$684,464	$0	$684,464
Retirement Plan Benefits	$120,227	$120,227	$120,227	$120,227	$120,227
Health & Welfare Benefits	$0	$236	$0	$0	$4,062
Outplacement Services	$0	$22,500	$0	$0	$30,000
Total	$120,227	$2,000,213	$2,144,663	$1,460,199	$6,901,725

Edward S. Knight	Involuntary For Cause or Voluntary Without Good Reason	Death	Disability	Involuntary Not For Cause or Voluntary With Good Reason (With or Without Change in Control)
Severance	$0	$0	$0	$2,150,000
Non-Equity Incentive Compensation	$0	$1,094,700	$1,094,700	$1,094,700
Stock Option Vesting	$0	$0	$0	$0
Restricted Stock Vesting	$0	$95,295	$95,295	$1,086,295
Performance Share Unit Vesting	$0	$593,213	$0	$593,213
Retirement Plan Benefits	$2,813,862	$2,813,862	$2,813,862	$2,813,862
Health & Welfare Benefits	$0	$0	$0	$21,219
Outplacement Services	$0	$0	$0	$0
Excise Tax and Gross Up	$0	$0	$0	$0
Total	$2,813,862	$4,597,070	$4,003,857	$7,759,289

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and regulations of the SEC thereunder, require our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities collectively, to file reports of initial ownership and changes in ownership with the SEC. Based solely on our review of copies of such forms received by NASDAQ OMX, or on written representations from reporting persons that no other reports were required for such persons, we believe that during 2009, our executive officers, directors and 10% stockholders complied with all of the Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The audit committee of our board of directors has adopted a written policy regarding related party transactions. For purposes of the policy, a “related party” generally includes directors, director nominees, executive officers, greater than 5% stockholders, immediate family members of any of the foregoing, entities that are affiliated with any of the foregoing and our independent auditing firm. Under the policy, all transactions with related persons are subject to ongoing review and approval or ratification by the audit committee.

In determining whether to approve or ratify a related party transaction, the audit committee considers, among other things, the following factors:

•	whether the terms of the related party transaction are fair to NASDAQ OMX and whether such terms would be on the same basis if the transaction did not involve a related party;

•	whether there are business reasons for NASDAQ OMX to enter into the related party transaction;

•	whether the related party transaction would impair the independence of an outside director;

•	whether the related party transaction would present a conflict of interest for any director or executive officer of NASDAQ OMX, taking into account:

•	the size of the transaction;

•	the overall financial position of the director or executive officer;

•	the direct or indirect nature of the director’s or executive officer’s interest in the transaction;

•	the ongoing nature of any proposed relationship; and

•	any other factors deemed relevant;

•	whether the related party transaction is material, taking into account:

•	the importance of the interest to the related party;

•	the relationship of the related party to the transaction and of related parties to each other;

•	the dollar amount involved; and

•	the significance of the transaction to NASDAQ OMX investors in light of all the circumstances.

Under the policy, related party transactions that are conducted in the ordinary course of NASDAQ OMX’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to NASDAQ OMX’s employees on a broad basis are considered pre-approved by the audit committee.

The following section describes transactions since the beginning of the fiscal year ended December 31, 2009, in which NASDAQ OMX or any of its subsidiaries was a party, in which the amount involved exceeded $120,000 and in which a director, a director nominee, an executive officer or a security holder known to own more than five percent of our common stock had, or will have, a direct or indirect material interest. In accordance with our policy on related party transactions, all of the transactions discussed below, other than those that received pre-approval as discussed above, have been approved or ratified by the audit committee of our board of directors.

Borse Dubai, Dubai Financial Market and NASDAQ Dubai

On February 27, 2008, Nasdaq and OMX AB combined their businesses pursuant to an agreement with Borse Dubai Limited. This agreement provided that Borse Dubai would sell to us all shares of OMX owned by it or acquired through a public offer in Sweden. In connection with this transaction, we issued to Borse Dubai approximately 42.9 million shares of NASDAQ OMX (representing 19.99% of the fully diluted share capital of NASDAQ OMX at closing) and placed approximately 17.7 million shares in trust for Borse Dubai’s economic benefit. In addition to the shares issued to Borse Dubai and the trust, we paid Borse Dubai approximately $2 billion in cash for the OMX shares.

On February 27, 2008, we also acquired a one-third interest in the Dubai International Financial Exchange Limited (DIFX) from Borse Dubai in exchange for $50.0 million (and a commitment to make future capital contributions of up to $25 million) and certain technology and trademark licenses. DIFX, which was renamed NASDAQ Dubai, is a financial exchange serving the Middle East and other parts of the region between Western Europe and East Asia.

In connection with the consummation of the transactions described above, on February 27, 2008, we entered into a registration rights agreement with Borse Dubai and the trust and a stockholders’ agreement with Borse Dubai. The registration rights agreement provides Borse Dubai and the trust with certain registration rights for the shares of our common stock they hold. The stockholders’ agreement provides Borse Dubai with certain rights and obligates Borse Dubai to take (or refrain from taking) certain actions for so long as Borse Dubai is the holder of specified amounts of our common stock. Essa Kazim, who is the Chairman of the board of Borse Dubai and a member of the board of NASDAQ Dubai, has been designated by Borse Dubai as its candidate with respect to the 2010 annual meeting. Soud Ba’alawy resigned from the NASDAQ OMX board on November 19, 2009.

Also on February 27, 2008, we entered into a stockholders’ agreement governing our ownership of one-third of NASDAQ Dubai. This agreement contains covenants and agreements customary for a minority investment of this nature, including the right to propose for nomination two directors for election to NASDAQ Dubai’s board of directors as long as NASDAQ OMX maintains at least one-half of its initial ownership interest in NASDAQ Dubai. Robert Greifeld, our Chief Executive Officer, currently serves as the Vice Chairman of NASDAQ Dubai’s board of directors, and Adena Friedman, our Executive Vice President—Corporate Strategy and Global Data Products, currently serves as a member of NASDAQ Dubai’s board of directors. We also entered into a trademark license agreement and a technology license and marketing agreement with NASDAQ Dubai governing, among other matters, NASDAQ Dubai’s ability to use certain of our marks and technology.

In December 2009, we agreed to participate in the realignment of the ownership structure of NASDAQ Dubai. As part of this realignment, NASDAQ Dubai will become a wholly-owned subsidiary of Dubai Financial Markets, a publicly traded company controlled by Borse Dubai. NASDAQ OMX will receive a 1% equity interest in Dubai Financial Markets in exchange for NASDAQ OMX’s equity interest in NASDAQ Dubai.

In 2009, Borse Dubai paid us approximately $0.2 million, Dubai Financial Market paid us $0.8 million and NASDAQ Dubai paid us $0.5 million for system support services and corporate services fees. In 2009, we paid NASDAQ Dubai approximately $43,000 for listing fees.

Silver Lake

Glenn H. Hutchins, one of our directors, is also a Co-Founder and Co-Chief Executive Officer of Silver Lake. In September 2009, NASDAQ OMX entered into a conversion agreement with Silver Lake and another noteholder whereby these noteholders agreed to convert approximately $120 million in aggregate principal amount of 3.75% convertible notes into common stock in accordance with the terms of the notes. The conversion resulted in the issuance of an aggregate of 8,246,680 shares of our common stock. As an inducement for conversion of the notes, NASDAQ OMX agreed to pay these noteholders and certain of their affiliates an aggregate amount of $9 million in cash and issue to the noteholders 1,600,000 shares of Series A convertible preferred stock with an aggregate initial liquidation preference of $16 million. Conversion of the Series A convertible preferred stock is contingent upon stockholder approval and does not represent an unconditional obligation to transfer assets. If approved by our stockholders, the Series A convertible preferred stock will automatically convert into NASDAQ OMX common stock.

Silver Lake’s portfolio companies included Avago Technologies Limited and SunGard Data Systems Inc. During the fiscal year ended December 31, 2009, we received payments of approximately $0.9 million from SunGard for market data fees in the ordinary course of business, and we received payments of approximately $0.2 million from Avago for listing fees in the ordinary course of business.

Other Transactions with Entities Affiliated with our Directors

Thomas F. O’Neill, one of our directors, is a founding principal of Sandler O’Neill + Partners L.P., which engages in investment banking, trading and other commercial activities with us in the ordinary course of business. In the fiscal year ended December 31, 2009, Sandler O’Neill or its affiliates paid us approximately $0.2 million for trading activities. During the year, Sandler O’Neill was retained through a comprehensive bidding process in connection with the sale of the Carpenter Moore insurance agency. We paid Sandler O’Neill approximately $0.4 million in connection with that engagement.

James S. Riepe, one of our directors, is a Senior Advisor at T. Rowe Price Group, Inc., which engages in trading and other commercial activities with us in the ordinary course of business. During the fiscal year ended December 31, 2009, T. Rowe Price or its affiliates paid us approximately $0.2 million for trading, listing, market data, mutual fund and other fees.

Michael Casey, one of our directors, is an advisor to the Chief Executive Officer and Chief Financial Officer of Starbucks, which is listed on The NASDAQ Stock Market. In the fiscal year ended December 31, 2009, Starbucks paid us approximately $0.1 million for listing fees in the ordinary course of business.

Michael R. Splinter, one of our directors, is President, Chief Executive Officer and Chairman of the board of directors of Applied Materials, Inc., which is listed on The NASDAQ Stock Market. In the fiscal year ended December 31, 2009, Applied Materials paid us approximately $0.1 million for listing fees in the ordinary course of business.

AUDIT COMMITTEE REPORT

In accordance with its written charter, the audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of NASDAQ OMX’s accounting, auditing, financial reporting practices and risk management. The audit committee also oversees the effectiveness of controls over NASDAQ OMX’s regulatory program. The audit committee charter complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and The NASDAQ Stock Market. The complete text of the charter is reproduced in Appendix A to this proxy statement.

Each of the audit committee members meets the independence criteria prescribed by applicable law and the rules of the SEC and is an “independent director” as defined in the rules of The NASDAQ Stock Market. Each of the audit committee members meets the financial knowledge requirements of The NASDAQ Stock Market, and Messrs. Casey and Markese have been designated by the board of directors as “audit committee financial experts” under SEC rules.

In discharging its oversight responsibility as to the audit process, the audit committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the firm and NASDAQ OMX that might bear on the firm’s independence, consistent with the applicable requirements of the Public Company Accounting Oversight Board. The audit committee discussed with the independent registered public accounting firm any relationships that may impact the firm’s objectivity and independence and satisfied itself as to the firm’s independence. The audit committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the financial statements. The audit committee also discussed the results of the internal audit examinations. The audit committee approved all audit and allowable non-audit services.

The audit committee discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of NASDAQ OMX’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The audit committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks. In addition, the audit committee reviewed and approved all related party transactions.

The audit committee reviewed and discussed NASDAQ OMX’s audited financial statements as of and for the fiscal year ended December 31, 2009, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of NASDAQ OMX’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements. Also, the audit committee completed its oversight of the confidential whistleblower process.

Based on the above-mentioned reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in NASDAQ OMX’s annual report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC. The audit committee also recommended the reappointment, subject to stockholder ratification, of the independent registered public accounting firm and the board of directors concurred in such recommendation.

The Audit Committee

John D. Markese, Chair

Michael Casey

Lon Gorman

Hans Munk Nielsen

Deborah L. Wince-Smith

NASDAQ OMX CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS

Corporate Governance Guidelines

The NASDAQ OMX board has adopted corporate governance guidelines that set forth a flexible framework within which the board of directors and its committees operate. These guidelines cover a number of areas including the selection, composition and functions of our board, committee assignments and rotation, executive sessions, director orientation and continuing education, director compensation, stock retention requirements for directors, evaluation of senior management and succession planning. Additionally, the guidelines set forth procedures in the event one or more nominees to the company’s board do not receive the affirmative vote of a majority of the votes cast in an uncontested election.

If an incumbent director desires to become a nominee of the board, the incumbent director must submit an irrevocable resignation contingent on (i) the incumbent not receiving a majority of the votes cast in an uncontested election, and (ii) acceptance of that resignation by the board. If the incumbent director does not receive the affirmative vote of a majority of the votes cast, the nominating and governance committee will consider the resignation and recommend acceptance or rejection of the resignation to the board. The board will act on the resignation, taking the nominating and governance committee’s recommendation into account, within 90 days following certification of the stockholder vote.

Thereafter, the board will promptly disclose its decision whether to accept or reject the director’s resignation (and the reasons for rejecting the resignation, if applicable) in a press release to be disseminated in the manner that NASDAQ OMX’s press releases typically are distributed.

Any incumbent director who fails to receive the votes required for re-election in an uncontested election and who tenders his or her resignation will remain active and engaged in board activities while the nominating and corporate governance committee considers his or her resignation. However, the incumbent director is expected to voluntarily recuse himself or herself from participation in any proceedings or consideration by the nominating and governance committee or the board regarding the incumbent director.

Code of Ethics

We have also adopted the NASDAQ OMX Code of Ethics, which is applicable to all of our employees, including the principal executive officer, the principal financial officer and the controller and principal accounting officer (senior executive and financial officers). We have a separate NASDAQ OMX Code of Conduct for the Board of Directors, which contains provisions specifically applicable to directors. We intend to post amendments to or waivers from the NASDAQ OMX Code of Ethics (to the extent applicable to the senior executive and financial officers) or to the NASDAQ OMX Code of Conduct for the Board of Directors on our website at the location listed below. We also will disclose amendments or waivers to the codes in any manner otherwise required by the standards applicable to companies listed on The NASDAQ Stock Market.

The following materials related to our corporate governance are available publicly on our web site at http://ir.nasdaqomx.com/governance.cfm.

•	Corporate Governance Guidelines

•	NASDAQ OMX Code of Ethics

•	NASDAQ OMX Code of Conduct for the Board of Directors

•	Procedures to Report Concerns

•	Procedures for Communicating with the Board of Directors

Copies may also be obtained, free of charge, by writing to our corporate secretary at the address listed below under “Stockholder Communication With Directors.” Please specify the document that you would like to receive. Our charter, by-laws and committee charters also are online at the same web address.

STOCKHOLDER COMMUNICATION WITH DIRECTORS

Stockholders and other parties interested in communicating directly with the board of directors, the chairman of the board, other individual directors or particular NASDAQ OMX board committees may do so by addressing correspondence to the intended recipient at the following address.

Joan C. Conley

Senior Vice President and Corporate Secretary

The NASDAQ OMX Group, Inc.

Office of the Corporate Secretary

One Liberty Plaza

New York, New York 10006

NASDAQ OMX’s corporate secretary regularly forwards all correspondence to the board, board members or committees. In addition, concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of NASDAQ OMX’s internal audit department and office of general counsel and handled in accordance with procedures established by the audit committee with respect to such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS

Holders of NASDAQ OMX securities who wish to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the proxy statement for NASDAQ OMX’s 2011 annual meeting must submit them to NASDAQ OMX’s corporate secretary, Joan C. Conley, on or before December •, 2010 at NASDAQ OMX’s headquarters, One Liberty Plaza, New York, New York 10006 and must otherwise comply with the requirements of Rule 14a-8.

A holder who wishes to nominate a person for election as director at an annual or special meeting, or to introduce an item of business at an annual meeting, must also comply with the procedures specified in NASDAQ OMX’s by-laws. Under these procedures, a stockholder must submit the proposed nominee or proposed item of business by delivering a notice to be received by NASDAQ OMX’s corporate secretary at the above address in accordance with the following time frames.

•

In the case of a nomination or proposed item of business for an annual meeting, the notice must normally be delivered not more than 120 nor less than 90 days prior to the first anniversary of the prior year’s meeting. Assuming the 2011 annual meeting is held according to this year’s schedule, the notice must be delivered on or prior to the close of business on February 26, 2011, but no earlier than the close of business on January 27, 2011.

•

However, if NASDAQ OMX holds its annual meeting on a date that is more than 30 days before or 70 days after such the anniversary date, the notice must be delivered no earlier than 120 days prior to the date of the annual meeting nor later than the later of (i) the ninetieth day prior to the date of the annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made by NASDAQ OMX.

•

If NASDAQ OMX holds a special meeting to elect directors, the notice with respect to the nomination of a person for election as director must be delivered no earlier than 120 days prior to the date of the special meeting nor later than the later of (i) the ninetieth day prior to the date of the special meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting and the nominees proposed by the NASDAQ OMX board is first made by NASDAQ OMX.

The notice required by our by-laws shall contain:

•

as to each person whom a holder of NASDAQ OMX securities proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors under SEC rules and such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected;

•

as to any other business that the holder proposes to bring before the meeting, a brief description of the business, the text of the proposal or business (including the text of any resolutions proposed for consideration, and in the event that such business includes a proposal to amend the by-laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such holder and the beneficial owner, if any, on whose behalf the proposal is made; and

•	as to the holder of NASDAQ OMX securities giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

•	the name and address of such holder, as they appear on NASDAQ OMX’s books, and of such beneficial owner;

•	the class and number of shares of capital stock of NASDAQ OMX that are owned beneficially and of record by such holder and such beneficial owner;

•

a representation that the holder is a holder of record of stock of NASDAQ OMX entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

•

a representation whether the holder or the beneficial owner, if any, intends or is part of a group that intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of NASDAQ OMX’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies from holders of NASDAQ OMX securities in support of such proposal or nomination.

In addition, holders of NASDAQ OMX securities may recommend individuals for consideration by the nominating and governance committee for nomination to the NASDAQ OMX board. Holders should submit such recommendations in writing, together with any supporting documentation the holder deems appropriate, to NASDAQ OMX’s corporate secretary at the address set forth above prior to December 31, 2010.

THE NASDAQ OMX GROUP, INC.

April •, 2010

Appendix A

THE NASDAQ OMX GROUP, INC.

AUDIT COMMITTEE CHARTER

APPROVED MARCH 26, 2010

Organization

This Charter governs the operations of the NASDAQ OMX Group Audit Committee (the “Committee”). The Charter will be reviewed and reassessed, at least annually, by the Committee and will be approved by the Board of Directors. The Committee shall be appointed by the Board of Directors in compliance with Article IV, Section 4.13(g) of the NASDAQ OMX By-Laws and shall consist of four or five Directors, each of whom is independent of management. Members of the Committee shall be considered independent if, in the opinion of the Board of Directors, they have no relationship that may interfere with the exercise of their independence in carrying out the responsibilities of a director*. All Committee members will be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication, including service as a Chief Executive Officer, Chief Financial Officer, or other senior officer with financial oversight responsibilities or otherwise satisfy standards for financial expertise required for audit committees of companies listed on the NASDAQ Stock Market.

Statement of Policy

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which management and the Board of Directors have established, and the NASDAQ OMX Group’s audit, financial reporting and the legal and compliance process. In so doing, it is the responsibility of the Committee to maintain free and open communication with independent auditors, internal auditors, and the NASDAQ OMX Group’s management. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the NASDAQ OMX Group and the power to retain independent counsel, or other experts, and funding sufficient for this purpose.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the NASDAQ OMX Group’s financial reporting process on behalf of the Board of Directors and report the results of these activities to the Board. Management is responsible for preparing the NASDAQ OMX Group’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate policy for quality financial reporting, sound business risk management practices, and ethical behavior.

*	Directors shall meet the standards for independence set forth in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules promulgated by the Securities and Exchange Commission (the “SEC”) and Nasdaq Stock Market Rule 4200(a), as amended. The composition and responsibilities of the Committee also will be consistent with SEC guidance, and in particular with the SEC Order set forth in Release No. 34-37538. Industry and Non-Industry Directors are not disqualified from serving on the Committee solely because they are employees or officers of a member firm or listed company as long as the Board of Directors determines that such Directors are independent of management according to the standards set forth above.

The following shall be the principal recurring processes of the Committee in carrying out its responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The responsibilities and processes of the Committee shall be consistent with the Exchange Act and the rules and regulations adopted by the SEC.

1. The Committee will meet at least four times a year, with authority to convene additional meetings as circumstances require. All Committee members are excepted to attend each meeting, either in person or via tele-or-video conference. The Committee will invite members of management, auditors or others to attend meeting to provide pertinent information. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. The Committee will meet periodically in executive session. Minutes will be prepared.

2. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the NASDAQ OMX Group’s shareholders. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder ratification in any proxy statement). In addition, the Committee shall ensure that the rotation of the lead independent audit partner every five years and other audit partners every seven years.

3. The Committee is responsible for ensuring its receipt from the independent auditors at least annually of a formal written statement delineating all relationships between the auditor and the NASDAQ OMX Group, consistent with the applicable requirements of the Public Accounting Oversight Board. The Committee shall actively engage in dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the independent auditor. Additionally, the Committee shall review with the independent auditors any audit problems or difficulties and management responsiveness. The Committee shall prescribe what services are allowable by the independent auditors and approve in advance all services provided by the auditors (see Independent Public Auditor Services section). The Committee shall review all proposed NASDAQ OMX Group hires formerly employed by the independent auditors.

4. The Committee shall discuss with the internal auditors and the independent auditors the overall scope and risk based plans for their respective audits including the adequacy of staffing, compensation, and resources. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the NASDAQ OMX Group’s internal controls, including systems to monitor and manage business risk, and legal and ethical compliance programs and financial reporting. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations. The internal auditors shall report directly to the Committee and have free and open access to information deemed necessary by them to perform their assessments. The Committee shall provide oversight over the system of internal controls, relying upon management’s and the internal and independent auditor’s representations and assessments of the controls.

5. The Committee shall review the effectiveness of the internal audit function, including assessing their effectiveness according to industry standards. Also, the Committee will review and concur in the appointment, replacement, or dismissal of the chief audit executive.

6. The Committee shall review the interim financial statements and earnings releases with management and the independent auditors prior to the filing of the NASDAQ OMX Group’s quarterly report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

7. The Committee shall review with management and the independent auditors the financial statements to be included in the NASDAQ OMX Group’s annual report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K) and quarterly reports on Form-Q, including MD&A disclosures, their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit, including the management letters, reports and attestations prepared by management and the independent auditors to comply with the Exchange Act and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards and SEC rules.

8. The Committee shall review and approve all related party transactions consistent with the rules applied to companies listed on the NASDAQ Stock Market.

9. The Committee shall have responsibility for, and oversight of, a confidential and anonymous process and procedures for the receipt, retention and treatment of submissions regarding accounting, internal accounting controls or audit matters. All such relevant submissions must be reported to the Committee.

10. The Committee shall oversee the adequacy and effectiveness of the regulatory and self-regulatory organization responsibilities of the NASDAQ OMX Group and its subsidiaries; assess regulatory performance; and assist the Board and other committees of the Board in reviewing the regulatory plan and the overall effectiveness of regulatory functions.

11. An annual performance appraisal of the Audit Committee.

Independent Public Auditor Services

The independent auditor is prohibited from performing any of the following services for the NASDAQ OMX Group:

•	bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management or human resources functions;

•	broker or dealer, investment adviser, or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

All audit and allowable non-audit services must be approved in advance by the Committee. However, the Chairman of the Committee is delegated authority to approve in advance audit and non-audit services by the independent auditor to support business development, consulting on accounting issues (subject to the prohibitions above) or tax consulting to the extent permitted by SEC rules, if such non-audit services do not exceed $300,000 in the aggregate between meetings of the Committee and the Committee is informed of such pre-approval by the Chairman at the Committee’s next meeting.

Appendix B

The NASDAQ OMX Group, Inc. Equity Incentive Plan

(as amended and restated as of May 27, 2010)

SECTION 1. Introduction and Purpose

The purposes of The NASDAQ OMX Group, Inc. Equity Incentive Plan (the “Plan”) are to promote the interests of The NASDAQ OMX Group, Inc. (the “Company”) and its stockholders by (i) attracting and retaining key employees, consultants and non-employee directors of the Company and its Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the Company and (iv) linking compensation to the long-term interests of stockholders.

The Plan was originally established effective as of December 5, 2000 as the Nasdaq Stock Market, Inc. Equity Incentive Plan with an initial term of ten years. The Plan has been subsequently amended on several occasions, including to rename the Plan as “The NASDAQ OMX Group, Inc. Equity Incentive Plan,” with the most recent amendment being Amendment No. 2009-1. The Plan is hereby amended, restated and extended for an additional ten-year term, effective as of the Restatement Effective Date.

SECTION 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) a Subsidiary of the Company as determined by the Committee, (ii) any other entity or Person or group of Persons that, in the determination of the Committee, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest as determined by the Committee, and (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, as determined by the Committee.

(b) “Award” shall mean any Option, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or Performance Compensation Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract, certificate or other instrument or document evidencing any Award, which may, in the discretion of the Company, be transmitted electronically to any Participant, but need not be executed or acknowledged by a Participant.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Cause” shall mean, unless otherwise defined in the applicable Award Agreement or an employment agreement between the Participant and the Company, (i) the engaging (or about to be engaging) by the Participant in willful misconduct that is injurious to the Company or its Affiliates, (ii) the embezzlement or misappropriation of funds or property of the Company or its Affiliates by the Participant, or the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, (iii) the willful failure or refusal by the Participant to substantially perform his or her duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant’s incapacity due to Disability), or (iv) the violation by the Participant of any restrictive covenants entered into between the Participant and the Company or the Company’s Guidelines for Appropriate Conduct as described in the Company’s Employee Handbook, or the Company’s Code of Conduct or any crime involving a material element of fraud or dishonesty. Any determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

(f) “Change in Control” means the first to occur of any one of the events set forth in the following paragraphs:

(i) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares, and (D) the Financial Industry Regulatory Authority), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly (not including any securities acquired directly (or through an underwriter) from the Company or its Affiliates), of 25% or more of the Company’s then outstanding Shares;

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the effective date (as provided in Section 15(a) of the Plan), were members of the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(iii) there is consummated a merger or consolidation of the Company with any other entity or the Company issues Shares in connection with a merger or consolidation of any direct or indirect subsidiary of the Company with any other entity, other than (A) a merger or consolidation that would result in the Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the Company’s then outstanding Shares or 50% of the combined voting power of such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined below), directly or indirectly, acquired 25% or more of the Company’s then outstanding Shares (not including any securities acquired directly (or through an underwriter) from the Company or its Affiliates); or

(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(h) “Committee” shall mean a committee of the Board designated by the Board to administer the Plan. From and after the time that the Shares are registered pursuant to Section 12 under the Exchange Act, unless otherwise determined by the Board, the Committee shall be composed of not less than the minimum number of persons from time to time required by Section 16 and Section 162(m), each of whom, to the extent necessary to comply with Section 16 and Section 162(m) only, is a “Non-Employee Director” and an “Outside Director” within the meaning of Section 16 and Section 162(m), respectively, and the minimum number, if any, required by listing standards of The NASDAQ Stock Market.

(i) “Disability” shall mean, unless otherwise defined in the applicable Award Agreement or an employment agreement between the Participant and the Company, a disability that would qualify as such under the Company’s then current long-term disability plan.

(j) “Eligible Recipient” shall mean an officer, employee, consultant, advisor or non-employee director of the Company or of any Affiliate.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(l) “Fair Market Value” with respect to the Shares, as of any date, shall mean the closing sale price at the regular trading session reported for such Shares on The NASDAQ Stock Market on such date or, if no closing sale price is reported on such date, the closing sale price reported on the next succeeding date on which a closing sale price is reported.

(m) “Incentive Stock Option” shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(n) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 9(d)(iv) of the Plan; provided, that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(o) “Non-Qualified Stock Option” shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

(p) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(q) “Other Stock-Based Award” shall mean any award granted under Section 8 of the Plan.

(r) “Parent” shall have the meaning set forth in Section 424(e) of the Code.

(s) “Participant” shall mean any Eligible Recipient who receives an Award under the Plan.

(t) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(u) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 9 of the Plan.

(v) “Performance Criteria” shall be measured in terms of one or more of the following performance measures:

(i) Earnings before interest and taxes;

(ii) Earnings before interest, taxes, depreciation and amortization;

(iii) Earnings per Share;

(iv) Non-GAAP earnings per Share;

(v) Net income or net income from operations or net revenue or net exchange revenue (before or after taxes, and which may take into account or exclude the effect of non-recurring or extraordinary charges and/or expenses);

(vi) Net profit (before or after taxes, and which may take into account or exclude the effect of non-recurring or extraordinary charges and/or expenses);

(vii) Revenue growth;

(viii) Share price;

(ix) Market share;

(x) Return measures (including without limitation return on assets or net assets, capital, revenue, net revenue, income or net income);

(xi) Cash flow (including without limitation operating cash flow and/or free cash flow);

(xii) Adherence to budget and/or expense targets;

(xiii) Planning accuracy (as measured by comparing planned results to actual results);

(xiv) Objectively determinable effectiveness, efficiency or business retention/expansion goals; and

(xv) Business effectiveness survey results.

Any Performance Criterion or Criteria may be used to measure the performance of the Company as a whole or any business unit, division, department or function of the Company or any Affiliate, either individually, alternatively or in any combination and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a previous year’s or period’s results or a designated comparison group on company or stock market index.

(w) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(x) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. For the avoidance of doubt, such one or more goals so established by the Committee may, as determined by the Committee, and with respect to such Performance Criteria, be measured (A) with respect to the Company itself (including the growth or improvement in such Performance Criteria) or (B) relative to other companies or to an index. The Committee is authorized, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code to include or exclude the effect of any one or more of the following events or occurrences that occur during a Performance Period:

(i) asset write-downs;

(ii) significant litigation or claim judgments or settlements;

(iii) the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules affecting reported results;

(iv) any reorganization and restructuring programs, including without limitation the internal restructuring of departments or units or functions within the Company that significantly affect expense and/or budget targets upon which a Performance Measure is based;

(v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year or period;

(vi) acquisitions, divestitures or sales of significant assets;

(vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(viii) foreign exchange gains and losses; and

(ix) a change in the Company’s fiscal year.

(y) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

(z) “Restatement Effective Date” shall mean May 27, 2010, subject to approval of the Plan at the annual meeting of stockholders of the Company held on such date.

(aa) “Restoration Option” shall mean a stock option granted pursuant to Section 6(e).

(bb) “Restricted Stock Unit” shall mean any unit granted under Section 7 of the Plan.

(cc) “Retirement” shall mean, unless otherwise defined in the applicable Award Agreement or an employment agreement between the Participant and the Company, the Participant’s Separation from Service due to retirement on or after such date as the Participant has both attained the age of 55 years and has 10 years of employment with the Company. For the avoidance of doubt, Separation from Service “due to retirement” does not include an involuntary Separation from Service, whether for cause or otherwise.

(dd) “SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

(ee) “Section 16” shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

(ff) “Section 162(m)” shall mean Section 162(m) of the Code and the rules promulgated thereunder or any successor provision thereto as in effect from time to time.

(gg) “Separation from Service” shall mean (i) with respect to an Eligible Recipient who is an employee of the Company or an Affiliate, the termination of his employment with the Company and all Affiliates that constitutes a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1(h)(1), (ii) with respect to an Eligible Recipient who is a consultant or advisor to the Company or Affiliate, the date on which expires such consultant’s or advisor’s contract under which services are performed for the Company or Affiliate, or (iii) with respect to an Eligible Recipient who is a non-employee director of the Company or an Affiliate, the date on which such non-employee director ceases to be a member of the Board (or other applicable board of directors) for any reason. With respect to application of Sections 7(e)(iii) and 8(c) to a Participant who is determined by the insurance carrier under the Company’s then current long-term disability plan to be entitled to receive benefits under such plan, the Participant shall be deemed to have a Separation from Service if (i) the Participant is disabled within the meaning of Section 409A(a)(2)(C) of the Code and the regulations thereunder, or (ii) by reason of such disability, the facts and circumstances indicate that the Company and Participant reasonably anticipate that no future substantial services by the Participant will be performed (thereby satisfying the conditions of a “termination of employment” within the meaning of Treas. Reg. Section 1.409A-1(h)(1)).

(hh) “Shares” shall mean shares of the common stock, $ .01 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

(ii) “Subsidiary” shall have the meaning set forth in Section 424(f) of the Code.

(jj) “Substitute Awards” shall mean Awards solely granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines. The terms and conditions of any Substitute Awards shall be set forth in an Award Agreement and shall, except as may be inconsistent with any provision of the Plan, to the extent practicable provide the recipient with benefits (including economic value) substantially similar to those provided to the recipient under the existing award which such Substitute Award is intended to replace.

SECTION 3. Administration

(a) Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled, or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, construe and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan, including without limitation to correct any defect, supply any omission or reconcile any inconsistency or conflict in the Plan or any Award under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) amend existing Awards in accordance with Section 12(b) of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including any Eligible Recipient, Participant or any holder or beneficiary of any Award.

(c) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants who are not (i) “covered employees” under Section 162(m) of the Code or (ii) officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to Section 16.

(d) No Liability. No member of the Board or Committee or any authorized delegate of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

SECTION 4. Shares Available for Awards

(a) Shares Available. Immediately prior to the Restatement Effective Date the number of Shares with respect to which Awards may be granted under Plan was 29,500,000. Of that number, as of March 15, 2010, approximately 5,454,594 Shares remained available for such purpose. As of the Restatement Effective Date, an additional 6,200,000 Shares is authorized with respect to grants under the Plan. Such available Shares are subject to adjustment as provided in Section 4(b). If, after the Restatement Effective Date, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise expires, terminates or is canceled without the delivery of Shares, or otherwise without the Participant having received any benefit therefrom, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, expiration, termination or cancellation, shall again become Shares with respect to which Awards may be granted. (For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture.) In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, including net settlement of the Award, or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Participant may receive Awards under the Plan in any calendar year that relate to more than 2,000,000 Shares (the “Individual Annual Share Limit”).

(b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that constitutes an equity restructuring transaction, as that term is defined in Accounting Standards Codification Topic 718 (formerly known as Statement of Financial Accounting Standards No. 123(R)) or otherwise affects the Shares then the Committee shall adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan: (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted; (B) the maximum number of Shares subject to an Award granted to a Participant pursuant to Section 4(a), (C) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (D) the grant, purchase or exercise price with respect to any Award, or if deemed appropriate, make provisions for a cash payment to the holder of an Outstanding Award or make provision for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect. The Committee’s adjustment shall be effective and binding for all purposes of this Plan, provided that no adjustment shall be made, (A) with respect to Awards of Incentive Stock Options to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of Code, as from time to time amended, (B) with respect to any Award to the extent that such adjustment would be inconsistent with the Plan’s meeting the requirements of Section 162(m), and (C) with respect to any Award to the extent such adjustment shall constitute (i) a modification of a stock right within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right (unless such new stock right does not constitute a deferral of compensation within the meaning of Code section 409A and the regulations thereunder), (ii) an extension of a stock right, including the addition of any feature for the deferral of compensation within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(C), or (iii) an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Code Section 409A within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(E). Furthermore, no adjustment as the result of a change in capitalization shall cause the exercise price to be less than the Fair Market Value of such Shares (as adjusted to reflect the change in capitalization) on the date of grant, and any adjustment as the result of the substitution of a new stock right or the assumption of an outstanding stock right pursuant to a corporate transaction shall satisfy the conditions described in Treas. Reg. Section 1.409A-1(b)(5)(v)(D).

(c) Substitute Awards. Any Shares underlying Substitute Awards shall not be counted against the Shares available for Awards under the Plan.

(d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. Eligibility

Any Eligible Recipient shall be eligible to be designated a Participant.

SECTION 6. Stock Options

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options; provided that only employees of the Company or any Parent or Subsidiary may be granted Incentive Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

(b) Exercise Price. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted. Except in the case of Substitute Awards, the exercise price of an Option may not be less than the Fair Market Value on the date of grant of such Option.

(c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of 10 years after the date such Option was granted.

(d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price is received by the Company. Such payment may be made (i) in cash, or its equivalent, (ii) by exchanging Shares owned by the Participant for at least six months (which are not the subject of any pledge or other security interest), (iii) by having the Company “net settle” the Shares by withholding from the Shares which would otherwise be delivered to the Participant such Shares with a Fair Market Value sufficient to satisfy the minimum withholding required with respect thereto as determined by the Committee, (iv) through any broker’s cashless exercise procedure approved by the Committee, or (v) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such exercise price. The net settlement of Shares and the exchange of Shares previously owned are hereby specifically authorized alternatives for the satisfaction of withholding obligations.

(e) Investment Representations. At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof and any other representation deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such a request by the Committee, delivery of such representation prior to the delivery of any Shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any Shares. In the event certificates for Shares are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(f) Disqualifying Disposition Notice. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the Incentive Stock Option or (ii) one year after the date the Participant acquired the Shares by exercising the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 6, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or Parent, the option period shall not exceed five years from the date of grant of such Option and the exercise price shall be at least 110 percent of the Fair Market Value (on the date of grant of such Option) of the Shares subject to the Option.

(h) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the date of grant of such Option) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Non-qualified Stock Options.

(i) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Non-qualified Stock Option and its corresponding stock appreciation right, if any, granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of Shares as the option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an exercise price, during an option period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the exercise price, option period, or any other terms and conditions of the Non-qualified Stock Option surrendered. For the avoidance of doubt, the foregoing authority of the Committee is in all events subject to the stockholder approval requirements of Section 12(b) hereof.

(j) Separation from Service. Unless otherwise provided in the Award Agreement documenting an Option Award, the following general rules will apply to outstanding Option Awards at the time of a Participant’s Separation from Service:

(i) In the event of a Participant’s Separation from Service for Cause, then all the Participant’s unvested Options shall be deemed canceled and forfeited on the date of such Separation from Service and the Participant’s vested Options, if any, shall remain exercisable for a period ending on the earlier of: (A) ten days following such Separation from Service or (B) the expiration date with respect to the Option, and shall thereafter be deemed canceled and forfeited without further consideration to the Participant.

(ii) In the event of a Participant’s Separation from Service by reason of death or Retirement, all unvested Options shall vest on the date of such Separation from Service. The vested Options (including those Options which vest in accordance with the provisions of this Section 6(j)(ii)) shall remain exercisable for a period ending on the earlier of: (A) one year following such Separation from Service or (B) the expiration date with respect to the Option, and shall thereafter be deemed canceled and forfeited without further consideration to the Participant or his estate, as the case may be.

(iii) This Section 6(j)(iii) applies if the Participant is determined by the insurance carrier under the Company’s then current long-term disability plan to be entitled to receive benefits under such plan. For purposes of this section 6(j)(iii), the “Vesting Acceleration Date” is the later of (A) the first day of the period for which the Participant is paid such benefits or (B) the date on which the insurance carrier notifies the Company of such determination; and the “First Anniversary” is the date which is the one year anniversary of the Vesting Acceleration Date. If the Participant is determined by such insurance carrier to be entitled to receive such long-term disability benefits, all unvested Options shall become vested on the Vesting Acceleration Date. The vested Options (including those Options which vest in accordance with the provisions of this Section 6(j)(iii)) shall remain exercisable for a period ending on the earlier of: (A) the First Anniversary or (B) the expiration date with respect to the Option and shall thereafter, except as otherwise provided in the following sentence, be deemed canceled and forfeited without further consideration to the Participant, or his estate, as the case may be. Notwithstanding the foregoing provisions of this Section 6(j)(iii), if the Participant ceases to be entitled to receive future benefits under such long-term disability plan prior to the First Anniversary and returns to active employment with the Company (or Affiliate) no later than the work day next following the last day of the period for which such benefits are paid (and in all events prior to the expiration date of the Option), then (A) the restriction that the Options shall remain exercisable only until the First Anniversary shall not apply, and (B) the determination of the day on which the Options shall cease to be exercisable shall instead be determined as if the Participant had not previously received long-term disability benefits, and had instead remained continuously employed by the Company (or any Affiliate) during such period and (C) the other provisions of this Section 6(j) shall nevertheless continue to apply.

(iv) If the Participant has a Separation from Service for any reason other than those set forth in paragraphs (i) through (iii) of this Section 6(j), the Participant’s unvested Options shall be deemed canceled and forfeited on the date of the Participant’s Separation from Service without further consideration to the Participant. Vested Options, if any, shall remain exercisable for a period ending on the earlier of: (A) 90 days following such Separation from Service or (B) the expiration date with respect to the Options, and shall thereafter be deemed canceled and forfeited without further consideration to the Participant.

SECTION 7. Restricted Stock And Restricted Stock Units

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of Shares of Restricted Stock or Restricted Stock Units granted, issued, and/or vested (provided, however, that any such performance criteria shall conform to the criteria set forth in Section 9 to the extent the Committee determines that the Award needs to comply with Section 162(m) of the Code), the terms and conditions with respect to the vesting and/or forfeiture of the Restricted Stock or Restricted Stock Units (which vesting and/or forfeiture conditions may be in addition to any performance criteria and which may extend beyond the Performance Period, if any, applicable to the Award), and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee.

(b) Restrictions. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock or Restricted Stock Units are granted, such action is appropriate, subject in each case to restrictions imposed by applicable law.

(c) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant’s legal representative.

(d) Dividends and Distributions. Dividends and other distributions paid on or in respect of Restricted Stock or Restricted Stock Units may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion, at the time the Award is made.

(e) Separation from Service. Unless otherwise provided in the Award Agreement documenting a Restricted Stock or Restricted Stock Unit Award, the following general rules will apply to outstanding Restricted Stock and Restricted Stock Unit Awards at the time of a Participant’s Separation from Service:

(i) In the event of a Participant’s Separation from Service for Cause, all Restricted Stock or Restricted Stock Units which have not as of the date of such Separation from Service become vested shall be canceled and forfeited effective as of the date of such Separation from Service without further consideration to the Participant.

(ii) In the event of a Participant’s Separation from Service by reason of death or Retirement, all unvested Restricted Stock or Restricted Stock Units shall vest on the date of such Separation from Service.

(iii) This Section 7(e)(iii) applies if the Participant is determined by the insurance carrier under the Company’s then current long-term disability plan to be entitled to receive benefits under such plan and, by reason of such disability, is deemed to have a Separation from Service. For purposes of this Section 7(e)(iii), the “Vesting Acceleration Date” is the latest of (A) the first day of the period for which the Participant is paid such benefits, (B) the date on which the insurance carrier notifies the Company of such determination or (C) the date of the Participant’s Separation from Service. All unvested Restricted Stock or Restricted Stock Units shall vest on the Vesting Acceleration Date.

(iv) If the Participant has a Separation from Service for any reason other than those set forth in paragraphs (i) through (iii) of this Section 7(e), unvested Restricted Stock and Restricted Stock Units shall be cancelled and forfeited as of the date of such Separation from Service without further consideration to the Participants.

(f) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee at the time the Award is made. Such payment of Restricted Stock Units as aforesaid shall be made as soon as practicable following the satisfaction of any and all vesting or other conditions or restrictions applicable to such Restricted Stock Unit (the “Restriction End Date”) but in no event later than March 15 of the year following the calendar year that includes the Restriction End Date.

SECTION 8. Other Stock-Based Awards

(a) Grant. The Committee shall have authority to grant to Participants an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 or 7 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Any such Other Stock-Based Award which is valued in whole or in party by reference to Shares shall be valued based on the Fair Market Value of a Share, on a non-discounted basis. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, which may include without limitation performance criteria with respect to the granting, issuance and/or testing of the Other Stock-Based Award (provided, however, that any such performance criteria shall conform to the criteria set forth in Section 9 to the extent the Committee determines that the Award needs to comply with Section 162(m) of the Code), and/or terms and conditions under which the Other Stock-Based Award shall vest or be subject to forfeiture (which vesting and/or forfeiture conditions may be in addition to any performance criteria and which may extend beyond the performance period, if any, applicable to the Award).

(b) Payment. Payment of Other Stock-Based Awards shall be made as soon as practicable following the satisfaction of any and all vesting or other conditions or restrictions applicable to such Awards (the “Restriction End Date”) but in no event later than March 15 of the calendar year following the calendar year that includes the date of vesting or lapse of forfeiture restrictions.

SECTION 9. Performance Compensation Awards

(a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 8 to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to provide that any Award described in Section 7 or 8 (including an Award described in Section 7 or 8 which is also a Performance Compensation Award) may be paid in the form of cash rather than Shares.

(b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, with respect to a Performance Period of less than one year, prior to the lapse of 25 percent of such

Performance Period), which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 9. Moreover, designation of a Participant as eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant as eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, with respect to a Performance Period of less than one year, prior to the lapse of 25 percent of such Performance Period), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 9(c) and record the same in writing. With respect to any Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee (i) shall not provide, in the terms of the Award or otherwise by the exercise of discretion, for any payment of the Award, in whole or in part, under circumstances where the Performance Goals may not be achieved (e.g., in the event of retirement or involuntary termination), except that the terms of the Award may provide for payment, without regard to whether the Performance Goals have been achieved, in the event of death, disability or a Change in Control, and (ii) shall not establish such other terms and conditions, or exercise its discretion, or otherwise grant such Performance Compensation Award in such amount or manner, as to cause such Award to violate the conditions necessary to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and the regulations thereunder.

(d) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 9(d)(iv) hereof, if and when it deems appropriate.

(iv) Use of Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the applicable Performance Goal for such Performance Period has not been attained (except that the terms of the Award may provide for full or partial payment, without regard to whether the Performance Goal has been achieved, in the event of the Participant’s death or disability); or (b) increase a Performance Compensation Award above the maximum amount payable under Section 4(a) (as modified by Section 4(b) or Section 9(d)(vi) of the Plan).

(v) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to participants as soon as administratively practicable following the last to occur of (A) the date of completion of the certifications required by this Section 9, or (B) if payment for Performance Compensation Award is subject to a vesting or other condition or restriction, the date such vesting or other condition or restriction is satisfied. Notwithstanding the foregoing, payment shall in no event take place later than March 15 of the calendar year following the year in which ends the Performance Period (in the case of a Performance Compensation Award not subject to a vesting or other condition or restriction on payment), or March 15 of the calendar year following the calendar year in which such vesting or other condition or restriction, as applicable, is satisfied.

(vi) Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 150,000 Shares or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Stock, by an amount greater than the appreciation of a share of Stock from the date such Award is deferred to the payment date.

SECTION 10. Termination of Employment/Service

The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment/service, including a termination by the Company without Cause, by a Participant voluntarily, or by reason of death, Disability or Retirement.

SECTION 11. Change in Control

(a) Change in Control—In General. In the event that the employment of the Participant is involuntarily terminated by the Company (or its successor) other than for Cause within the one-year period following a Change in Control, all unvested Awards described in Sections 6 through 9 shall vest immediately upon such a termination. In the case of such vested Awards that are Options, such Awards shall become immediately exercisable in accordance with their terms and shall remain exercisable for the remainder of their stated term. In the case of such vested Awards other than Options, such Awards shall be distributed in accordance with Section 7(d), Section 8(b) or Section 9(d)(v), as applicable.

(b) Performance Compensation Awards. With respect to a Performance Compensation Award, in the event the Change in Control takes place before the end of the Performance Period, the amount of the Award shall be fixed as the target amount of the Award multiplied by a fraction, the numerator of which is the number of days in the Performance Period prior to the date of the Change in Control and the denominator of which is the total number of days in the Performance Period. Any such Award which is in fact paid prior to attainment and certification of the Performance Goals with respect to the Award shall not qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

SECTION 12. Amendment and Termination

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no such amendment, alteration, suspension, discontinuation or termination shall be made without requisite stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply and (ii) any such amendment, alteration, suspension, discontinuance or termination that would adversely affect the material rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary. In addition, the Committee may amend the Plan or any portion thereof at any time to (1) cure any ambiguity or to correct or supplement any provision of the Plan which may be defective or inconsistent with any other provision of the Plan or (2) make any other provisions in regard to matters or questions arising under the Plan which the Committee may deem necessary or desirable and which, in the judgment of the Committee, is not material; provided that no such amendment shall be made without requisite stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board or the Committee deems it necessary or desirable to comply.

(b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary; and provided further that the Committee shall not have the power to amend the terms of previously granted Awards to reduce, or cancel such Awards and grant substitute Awards which would have the effect of reducing the exercise price except pursuant to paragraph (c) or (d) below. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not, without stockholder approval, be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options, nor may the Committee take any action, without stockholder approval, which is considered a “repricing” for purposes of the stockholder approval rules of the NASDAQ Stock Market.

(c) Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless otherwise determined by the Committee, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of Section 162(m) to the extent Section 162(m) applies to an Award.

(d) Compliance with Code section 409A. Notwithstanding anything herein to the contrary, in the event of any action taken by the Committee to vest part or all of a Participant’s Restricted Stock Unit Award or Performance Compensation Award that would otherwise be forfeited, distribution thereof to the Participant shall be made no later than March 15 of the calendar year following the calendar year in which such vesting occurs.

Notwithstanding anything herein to be contrary, no waiver, amendment, alteration, suspension, discontinuation or termination of an Award by the Committee shall constitute (i) a modification of a stock right within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right (unless such new stock right does not constitute a deferral of compensation within the meaning of Code section 409A and the regulations thereunder), (ii) an extension of a stock right, including the addition of any feature for the deferral of compensation, within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(C), or an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Code section 409A within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(E).

Notwithstanding the foregoing or any provision of the Plan to the contrary, the Committee may at any time (without the consent of Participants) modify, amend or terminate any or all provisions of this Plan to the extent necessary to ensure that payments and/or Awards under the Plan are not “deferred compensation” subject to Section 409A of the Code (or, alternatively, conform to the requirements of Section 409A of the Code).

SECTION 13. General Provisions

(a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis, provided however, that any such dividends or dividend equivalents shall be paid with respect to a Performance Compensation Award only to the extent such Performance Compensation Award has been earned and vested.

(b) Transferability. Except as provided below, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. Notwithstanding the foregoing, a Participant may transfer any vested Award, other than an Incentive Stock Option, to any person who is a “family member” of the Participant as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”) or to one or more trusts for the exclusive benefit of such Immediate Family Members or partnerships in which such Immediate Family Members are the only partners if the Award Agreement so provides, the transfer is approved by the Committee and the Participant does not receive any consideration for the transfer. Any such transferred Award shall continue to be subject to the same terms and conditions that were applicable to such Award immediately prior to its transfer (except that such transferred Award shall not be further transferable by the transferee).

(c) No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of employees, non-employee directors, consultants, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(d) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or interdealer market system upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(e) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide in an Award Agreement that a Participant can satisfy the foregoing requirement by electing to have the Company withhold Shares having a Fair Market Value sufficient to satisfy the minimum amount of tax required to be withheld, as determined by the Committee. Such “net settlement” of Shares with respect to an Award is hereby specifically authorized as an alternative for the satisfaction of withholding obligations.

(f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Award Agreement shall prevail.

(g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(h) No Right to Employment or Continued Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, or if a non-employee director or consultant, to continue to provide services to the Company. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

(j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to the conflict of law principles thereof.

(k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal or non-U.S. securities laws and any other laws to which such offer, if made, would be subject.

(m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(n) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(o) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any person or persons other than himself or herself.

(p) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or of any Affiliate, except as otherwise specifically provided in such other plan.

(q) Compliance with Applicable Law. Notwithstanding any provision in the Plan to the contrary, and without the need to obtain the consent of any Participant or of any holder or beneficiary of any Award, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(r) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(s) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(t) Information Provided to Participants. The Company shall provide financial statements to Participants at least annually and such other information as may be required by law.

SECTION 14. Company Right to Cancel Awards

In the event of any of the following:

(a) the Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

(b) all or substantially all of the assets of the Company are acquired by another Person;

(c) the reorganization or liquidation of the Company; or

(d) the Company shall enter into a written agreement to undergo an event described in clauses (a), (b) or (c) above,

then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other shareholders of the Company in the event. The terms of this Section 14 may be varied by the Committee in any particular Award Agreement.

SECTION 15. Term of The Plan

(a) Restatement Effective Date. The effective date of this amended and restated Plan shall be May 27, 2010, conditioned upon approval of the Plan at the annual meeting of stockholders of the Company held on such date.

(b) Expiration Date. No new Awards shall be granted under the Plan after the tenth anniversary of the Restatement Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

Appendix C

THE NASDAQ OMX GROUP, INC. EMPLOYEE STOCK PURCHASE PLAN

(as amended and restated May 27, 2010)

SECTION 1. PURPOSE.

The purpose of The NASDAQ OMX Group, Inc. Employee Stock Purchase Plan (the “Plan”) is to provide employees of The NASDAQ OMX Group, Inc. (the “Company”) and its Participating Affiliates with an opportunity to invest in shares of the Company’s Common Stock through periodic offerings financed by payroll deductions and/or lump sum payment contributions.

The Company intends that the Plan, as applicable to Participants employed by the Company and its domestic Participating Affiliates, qualify as an “employee stock purchase plan” under Section 423 of Code, and the Plan shall be so construed, although the Company makes no undertaking or representation to maintain such qualification. In addition, the Company intends for the Plan to be made available to employees of the Company’s non-U.S. Participating Affiliates; provided, that such portion of this Plan does not qualify under Section 423(b) of the Code. The Plan therefore consists of two components: a Section 423(b) Plan component and a Non-423(b) Plan component. Except as otherwise indicated, the Non-423(b) Plan component will operate and be administered in the same manner as the Section 423(b) Plan component.

The Plan was initially established in 2000, for a ten (10) year term ending in December of 2010. It is hereby amended and restated, effective as of the Restatement Effective Date, for an additional ten (10) year term measured from the Restatement Effective Date.

SECTION 2. DEFINITIONS.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Affiliate” shall mean (i) a Subsidiary of the Company, (ii) any other entity or Person or group of Persons that, in the determination of the Committee, is controlled by the Company, (iii) any entity in which the Company has a significant equity interest as determined by the Committee, and (iv) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, as determined by the Committee.

(b)	“Board” shall mean the Board of Directors of the Company.

(c)	“Change in Control” shall mean the first to occur of any one of the events set forth in the following paragraphs:

(i)	any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares, and (D) the Financial Industry Regulatory Authority), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly (not including any securities acquired directly (or through an underwriter) from the Company or its Affiliates), of 25% or more of the Company’s then outstanding Shares;

(ii)

the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the effective date (as provided in Section 16(a) of the Plan), were members of the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)	there is consummated a merger or consolidation of the Company with any other corporation or the Company issues Shares in connection with a merger or consolidation of any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation that would result in the Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the Company’s then outstanding Shares or 50% of the combined voting power of such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined below), directly or indirectly, acquired 25% or more of the Company’s then outstanding Shares (not including any securities acquired directly (or through an underwriter) from the Company or its Affiliates); or

(iv)	the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(d)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)	“Committee” shall mean the Management Compensation Committee of the Board, or such other committee as may be designated by the Board to administer the Plan.

(f)	“Company” shall mean The NASDAQ OMX Group, Inc.

(g)	“Compensation” shall mean the gross base pay or gross base salary, prior to withholdings and deductions, paid to an Employee during the applicable pay period. Compensation shall include that portion of the Employee’s base pay or base salary for a pay period which is contributed on a before-tax basis at the Employee’s election to the Company’s 401(k) Savings Plan or to a cafeteria plan (within the meaning of Code section 125) or qualified transportation fringe benefit plan (within the meaning of Code section 132(f)). Compensation shall exclude overtime, cash bonus payments, relocation expenses, tax gross ups, referral bonuses, tuition reimbursement, the imputed value of group life insurance, car allowances, contest earnings, any employer contributions to a 401(k) plan, stock option gains, any amount included in income in respect of restricted shares, any unpaid deferred cash bonuses or other similar extraordinary remuneration received by such Employee.

(h)	“Eligible Employee” shall mean an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan. Eligible Employee shall also mean any other Employee of a Participating Affiliate in the Non-423(b) Plan to the extent that local law requires participation in the Plan to be extended to such Employee.

(i)	“Employee” shall mean any individual who is a regular employee of the Company or of any Participating Affiliate except (i) employees whose customary employment with the Company is less than 20 hours per week, (ii) employees whose customary employment is for not more than five (5) months in any calendar year and (iii) employees who, immediately after a right to purchase is granted, would be deemed for purposes of Section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the Employee’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first day of such leave.

Whether an individual qualifies as an Employee shall be determined by the Committee, in its sole discretion, by reference to Section 3401(c) of the Code and the regulations thereunder. Unless the Committee makes a contrary determination, the Employees of the Company shall, for all purposes of this Plan, be those individuals who satisfy the customary employment criteria set forth above and are carried as employees by the Company or a Participating Affiliate for regular payroll purposes.

Notwithstanding the foregoing, Employees of Participating Affiliates designated to participate in the Non-423(b) Plan shall also mean any other employees of such Participating Affiliates to the extent that local law requires participation in the Plan to be extended to such employees, as determined by the Committee.

(j)	“Enrollment Date” shall mean the first day of each Offering Period.

(k)	“Enrollment Period” shall mean the two-week period immediately preceding the Enrollment Date, or such other period as may be established by the Committee.

(l)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)	“Fair Market Value” with respect to the Shares, as of any date, shall mean the fair market value of a Share as determined by the Committee in its sole discretion; provided that if the Shares are admitted to trading on a national securities exchange or interdealer quotation system, fair market value shall be the closing sale price at the regular trading session reported for such share on such exchange on the last day preceding such date on which sale was reported.

(n)	“Maximum Offering” shall mean, with respect to some or all Participants in the Non-423(b) Plan, a maximum number or value of Shares made available for purchase in a specified country, location or Participating Affiliate. Such maximum shall be determined by the Committee to comply with the applicable securities laws, to achieve tax objectives or to meet other Company objectives.

(o)	“Non-423(b) Plan” shall mean the component of this Plan which is an employee stock purchase plan which does not meet the requirements set forth in Section 423(b) of the Code.

(p)	“Offering” shall mean the right of Eligible Employees to purchase Shares under the Plan with respect to an Offering Period.

(q)	“Offering Period” shall mean a period of approximately six months duration or other such other duration as the Committee shall determine, during which a Participant will accumulate funds, through payroll deductions or otherwise as provided in the Plan to purchase Shares. Offering Periods shall be established by the Committee in its sole and absolute discretion, and such Offering Periods may have different durations or different beginning or ending dates; provided, however, that no Offering Period may have a duration exceeding one year.

(r)	“Participant” shall mean an Employee who elects to participate in the Plan by filing an Enrollment Form (as defined herein), and whose participation in the Plan has not ended as set forth in and pursuant to Section 6 or Section 8.

(s)	“Participating Affiliate” means an Affiliate which has been designated by the Committee in advance of the Offering Period in question as a corporation whose Eligible Employees may participate in the Plan. The Committee shall have the power and authority to designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan, and to designate which Affiliates shall participate in the Non-423(b) Plan.

(t)	“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(u)	“Plan” shall mean this NASDAQ OMX Group, Inc. Employee Stock Purchase Plan, as amended and restated as of the Restatement Effective Date. The Plan was originally established in 2000. The Plan includes a Section 423(b) Plan component and a Non-423(b) Plan component, and the term “Plan” as used herein relates to either or both component plans, as the context requires.

(v)	“Purchase Date” shall mean the date the Plan administrator shall acquire Shares for Participants (which shall be the last day of the Offering Period, unless otherwise determined by the Committee).

(w)	“Restatement Effective Date” shall mean May 27, 2010, subject to approval of the Plan by stockholders at the annual meeting of stockholders of the Company held on such date.

(x)	“SEC” shall mean the U.S. Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

(y)	“Section 423(b) Plan” shall mean the component of this Plan which is intended to meet the requirements described in Section 423(b) of the Code to qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Section 423(b) Plan shall be construed, interpreted, administered and enforced in accordance with Code Section 423(b), as it may amended from time to time, so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Code Section 423.

(z)	“Shares” shall mean shares of the common stock, $0.01 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

(aa)	“Subsidiary” shall mean a subsidiary of the Company as defined under Section 424(f) of the Code.

SECTION 3. ADMINISTRATION.

(a)	Authority of Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority:

(i)	to determine when each Offering under this Plan shall occur, and the terms and conditions of each Offering (which need not be identical);

(ii)	to determine the Enrollment Period, the Enrollment Date and the Offering Periods for each Offering;

(iii)	to designate from time to time which domestic Affiliates of the Company shall be eligible to participate in the Section 423(b) Plan and to designate which non-U.S. Affiliates shall participate in the Non-423(b) Plan;

(iv)	to construe and interpret the Plan and to establish, amend and revoke rules, regulations and procedures for the administration of the Plan. The Committee may, in the exercise of this power, correct any defect, omission or inconsistency in the Plan, in such manner and to the extent it may deem necessary, desirable or appropriate to make the Plan fully effective;

(v)	to appoint a Plan administrator, which may be an employee or Affiliate of the Company or may be a third party administrator;

(vi)	generally, to exercise such powers and to perform such acts as the Committee may deem necessary, desirable or appropriate to promote the best interests of the Company and its Participating Affiliates and to carry out the intent that the Offerings made under the Section 423(b) Plan are treated as qualifying under Section 423(b) of the Code; and

(vii)	as more fully described in Section 13, to adopt such rules, regulations and procedures as may be necessary, desirable or appropriate to permit participation in the Non-423(b) Plan by employees who are foreign nationals or employed outside the United States by a non-U.S. Participating Affiliate, and to achieve tax, securities laws and other Company compliance objectives in particular locations outside the United States.

(b)	Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary, any Participant, any Employee, and any designated beneficiary.

(c)	Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Subsidiary, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to administer the Plan.

(d)	No Liability; Indemnification. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan. In addition to such other rights of indemnification as they may have as members of the Board or officers or Employees of the Company or a Participating Affiliate, members of the Board and Committee and any officers or Employees of the Company or Participating Affiliate to whom authority to act for the Board or Committee is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same and to retain complete control over the litigation and/or settlement of such suit, action or proceeding.

SECTION 4. SHARES AVAILABLE FOR AWARDS.

(a)	Shares Available. The original number of Shares available to be purchased under the Plan when first established in 2000 was 2,000,000. Of that number, as of March 15, 2010 approximately 613,905 Shares remained available for purchase. As of the Restatement Effective Date, an additional 3,500,000 Shares is authorized for purchase under the Plan. Such available Shares are subject to adjustment as provided in Section 4(b). The Committee may specify the maximum number of Shares that may be offered in any particular Offering Period, including without limitation the Maximum Offering with respect to some or all Participants in the Non-423(b) Plan. Notwithstanding the foregoing, the aggregate number of Shares which may be purchased in any Offering Period may not exceed the maximum number of Shares which have been, prior to the Enrollment Date for such Offering Period, reserved for the Plan and approved by the stockholders of the Company and not previously purchased in any prior Offering Period. If on a given Purchase Date the number of Shares to be purchased exceeds the number of Shares then available under the Plan (or the Maximum Offering with respect to the Non-423(b) Plan or any sub-plan thereof) that may be issued on any given Purchase Date, the Committee shall make a pro-rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem equitable. In the event that any Shares reserved for any Offering Period are not purchased therein, such un-purchased Shares may again be made available for sale under the Plan.

(b)	Adjustments. In the event that the Board or the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or Committee shall, in such manner as it deems appropriate, make such equitable adjustments in the Plan and the then outstanding offerings as it deems necessary and appropriate, including but not limited to changing the number of Shares reserved under the Plan.

(c)	Source of Shares. Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market, or by issuing authorized but unissued Shares. Any issuance of authorized but unissued Shares shall be approved by the Board or the Committee. Authorized but unissued Shares may not be delivered under the Plan if the purchase price thereof is less than the par value of the Shares.

SECTION 5. ELIGIBILITY.

All Employees (including Employees who are directors) of the Company or of a Participating Affiliate are eligible to participate in the Plan, in accordance with such rules as may be prescribed from time to time by the Committee; provided, however, that such rules shall, as applied to the Section 423(b) Plan, neither permit nor deny participation in the Plan contrary to the requirements of the Code (including, but not limited to, Section 423(b)(3), (4) and (5) thereof) and regulations promulgated thereunder. During an Offering Period, no Employee may participate under the Plan if such Employee would own 5% or more of the outstanding Shares as of the Enrollment Date for such Offering Period. For purposes of the preceding sentence with respect to the Section 423(b) Plan, the attribution rules of Section 424(d) of the Code shall apply in determining the Share ownership of an Employee, and Shares which the Employee would be permitted to purchase under such Offering Period shall be treated as Shares owned by the Employee.

SECTION 6. PARTICIPATION AND OFFERINGS.

(a)	The Committee shall establish the Offering Periods and associated Enrollment Periods for Offerings under this Plan and shall cause the Company to notify all Eligible Employees of such Offerings. Each Eligible Employee on the Enrollment Date of each Offering Period shall become a Participant with respect to such Offering Period by filing an Enrollment Form with respect to the Offering Period as described in paragraph (c) below. The Committee may at any time suspend an Offering Period if required by law or if the Committee determines in good faith that it is in the best interests of the Company. Each Offering under the Section 423(b) Plan shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, including compliance with the requirement of Section 423(b)(5) of the Code that all Eligible Employees shall have the same rights and privileges for such Offering. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan.

(b)	The Committee may from time to time grant or provide for the grant of rights to purchase Shares under the Non-423(b) Plan. Any such grants under the Non-423(b) Plan will be designated as such at the time of grant and such grants need not comply with the requirements set forth in Section 423 of the Code.

(c)

Eligible Employees may become Participants with respect to an Offering Period by filing with the Company a form of enrollment (“Enrollment Form”) within the designated Enrollment Period by such means (which may include electronic transmission) as may be specified by the Committee. The Enrollment Form shall authorize specified regular payroll deductions or, if a payroll deduction is not permitted under a statute, regulation, rule of a jurisdiction, or is not administratively feasible, such other lump-sum payments as may be approved by the Committee. All deductions from pay will be taken on an after-tax basis. Subject to paragraph (e) below, payroll deductions for such purpose shall be in 1% increments of Compensation subject to a minimum of 1% and a maximum deduction of 10% of Compensation per pay period. Notwithstanding the foregoing, in no event may the sum of a Participant’s regular payroll deductions and (if approved by the Committee) lump-sum contributions exceed 10% of a Participant’s Compensation for the applicable Offering Period. Payroll deductions for a Participant with respect to an Offering Period shall begin with the first payroll period ending on or after the Enrollment Date for the Offering Period, and shall end on the last payroll period ending before the Purchase Date with respect to the Offering Period, unless sooner terminated by the Participant as provided in paragraph (h) or Section 8 below (or unless payroll deductions for a Participant are determined by the Committee to not be feasible in a jurisdiction outside the United States). An Eligible

Employee who does not deliver a properly completed Enrollment Form to the Company within the Enrollment Period designated by the Committee with respect to an Offering Period shall not participate in the Plan for that Offering Period.

(d)	An Eligible Employee must affirmatively enroll as a Participant with respect to an Offering Period by filing within the Enrollment Period therefore an Enrollment Form. Failure to file the Enrollment Form within the Enrollment Period with respect to an Offering Period shall disqualify such Eligible Employee from participating in Plan with respect to that Offering Period. Such failure shall not, however, prevent such Eligible Employee from filing an Enrollment Form to participate with respect to a future Offering Period.

(e)	Notwithstanding anything else contained herein, no Employee may purchase Shares under the Section 423 Plan and any other qualified employee stock purchase plan (within the meaning of Section 423 of the Code) of the Company or its Subsidiaries at a rate which exceeds $25,000 of Fair Market Value of Shares for each calendar year in which a purchase is executed. For purposes of this Section 6, Fair Market Value shall be determined as of the Enrollment Date with respect to the applicable Offering Period. The limitation described in this paragraph (e) shall be applied in accordance with applicable regulations under Section 423(b)(8) of the Code.

(f)	The Company and Participating Affiliates will establish Participant recordkeeping accounts for each Participant who has authorized payroll deductions or contributions pursuant to this Plan. Subject Section 13, no interest will be credited to such accounts. Such account is established solely for recordkeeping purposes, and all amounts credited to such account will remain part of the general assets of the Company or Participating Affiliate (as the case may be), and need not be segregated from other funds unless otherwise required under local law, as determined by the Committee.

(g)	Notwithstanding anything else contained herein, no Employee may purchase during any calendar year more than 4,000 Shares under the Section 423 Plan and any other qualified employee stock purchase plan (within the meaning of Section 423 of the Code) of the Company or its Subsidiaries. The Committee shall administer and construe this annual Share maximum, and is authorized and empowered to adjust this annual Share maximum with respect to an upcoming calendar year in its sole discretion, provided such annual Share maximum shall be applied uniformly to all Participants with respect to such calendar year.

(h)	A Participant may, by written notice at any time during the Offering Period, direct the Company to reduce or increase payroll deductions (or, if the payment for Shares is being made through periodic cash payments, notify the Company that such payments will be increased, reduced, or terminated), subject to a maximum of one change per Offering Period, plus, if applicable, the election to withdraw described in the last sentence of Section 7(b). The Committee may promulgate rules regarding the time and manner for provision of such written notice, which may include a requirement that the notice be on file with the Company’s designated office for a reasonable period before it will be effective with respect to a payroll period.

(i)	A Participant may elect to withdraw all of his or her entire account prior to the end of the Offering Period. Any such withdrawal will terminate such Participant’s participation for the remainder of the Offering Period. If a Participant withdraws from an Offering Period, he or she is prohibited from resuming participation in the Plan in the same Offering Period from which he or she has withdrawn, but may participate in any subsequent Offering, provided he or she remains an Eligible Employee, by delivering to the Company a new Enrollment Form. The Committee may impose a requirement that the notice of withdrawal under the Plan be on file with the Company’s designated office for a reasonable period prior to the Purchase Date with respect to an Offering Period. Upon such voluntary withdrawal, the Participant’s accumulated payroll deductions which have not been applied toward the purchase of Shares shall be refunded to the Participant as soon as administratively feasible and in accordance with the Company’s administrative procedures.

As of the Purchase Date, the record-keeping account of each Participant shall be totaled. Subject to the provisions of this paragraph (h), if such account contains sufficient funds to purchase one or more Shares as of that date, the Employee shall be deemed to have purchased Shares at the price determined under Section 7 below; such Participant’s account will be charged, on that date, for the amount of the purchase, and for all purposes under the Plan the Participant shall be deemed to have acquired the Shares on that date. Fractional shares shall be issued, as necessary. The registrar for the Company will make an entry on its books and records evidencing that such Shares have been duly issued as of that date; provided, however, that a Participant may, in the alternative, elect in writing prior thereto to receive a stock certificate representing the amount of such full Shares acquired, in which case any fractional shares credited to the Participant shall be settled by a cash payment. Such cash payment shall be equal to the amount paid by the Participant for the purchase of such fraction. The amount, if any, of each Participant’s account remaining after the purchase of Shares on the Purchase Date of an Offering shall be refunded in full to the Participant after such Purchase Date.

(j)	As soon as practicable after the Purchase Date, the Plan administrator shall prepare and deliver a report to each Participant of such Participant’s Plan account setting forth the total payroll deductions or other contributions accumulated prior to the Purchase Date, the number of Shares purchased, the Purchase Price for such Shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

SECTION 7. PURCHASE PRICE.

(a)	The purchase price of a Share pursuant to a transaction under the Plan shall be the lesser of: (i) 85% of the Fair Market Value of a Share on the Enrollment Date of the applicable Offering Period, and (ii) 85% of the Fair Market Value of a Share on the Purchase Date of the applicable Offering Period.

(b)	With respect to the Non-423(b) Plan in circumstances where payroll deductions have been taken from a Participant’s Compensation in a currency other than United States dollars, Shares shall be purchased by converting the Participant’s account to United States dollars at the exchange rate in effect at the end of the fifth (5th) business day preceding the Purchase Date, as published by Bloomberg.com if available or otherwise as determined with respect to a particular jurisdiction by the Committee or its delegate for this purpose, and such dollar amount shall be used to purchase Shares as of the Purchase Date. The Committee, or its delegate for such purpose with respect to a particular jurisdiction, shall communicate the exchange rate to be used to each affected Participant in advance of the Purchase Date so that he or she may decide whether to purchase the Shares or to withdraw all or part of his or her account prior to the end of the Offering Period (see Section 6(h)).

SECTION 8. TERMINATION OF EMPLOYMENT.

Upon a Participant’s ceasing to be an Employee of the Company or a Participating Affiliate, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s account during the Offering Period, but not yet been applied to the purchase of Shares, shall be refunded to the Participant or, in the case of his or her death, to the person’s designated beneficiary or estate as soon as administratively feasible and in accordance with the Company’s administrative procedures.

SECTION 9. TRANSFERABILITY.

Neither payroll deductions or contributions credited to a Participant’s account nor any rights with regard to the purchase of Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, laws of descent and distribution, or beneficiary designation) by a Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 6(h) hereof.

SECTION 10. CHANGE IN CONTROL.

Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control of the Company, if the Committee determines that the operation or administration of the Plan could prevent Participants from obtaining the benefits intended by the Plan, the Plan may be terminated in any manner deemed by the Committee to provide equitable treatment to Participants. Equitable treatment may include, but is not limited to, payment to each Participant of the amount of contributions in such Participant’s account as of the date of the Change in Control, plus an additional amount determined by (A) calculating the number of full Shares that could have been purchased for the Participant immediately prior to the Change in Control at the purchase price (determined under Section 7 at the beginning of the Offering Period (the “Purchase Price”)) and (B) multiplying that number of Shares by the difference between the Purchase Price per Share and the highest price paid per Share in connection with the Change in Control of the Company. Notwithstanding the foregoing, any additional amount paid in connection with the termination of the Plan which constitutes the payment of deferred compensation within the meaning of Code Section 409A and the regulations thereunder shall be paid with respect to Participants in the Non-423(b) Plan only to the extent the event constituting the Change in Control qualifies as a “change in ownership” or “change in effective control” of the Company or a “change in ownership of a substantial portion of the assets” of the Company, within the meaning of U.S. Treasury Regulation § 1.409A-3(i)(5) or any successor.

SECTION 11. COMPLIANCE WITH SECURITIES LAW AND OTHER APPLICABLE REQUIREMENTS.

The issuance of Shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A purchase of Shares shall not occur if the issuance of Shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Shares may then be listed. In addition, no share purchases may occur unless (a) a registration statement under the U.S. Securities Act of 1933, as amended, shall at the time of purchase be in effect with respect to the Shares issuable, or (b) in the opinion of legal counsel to the Company, the Shares issuable may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Shares under the Plan shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. If a registration statement is not effective on the last day of an Offering Period, the Offering Period shall be extended until the first business day after the effective date of a registration statement; provided however, that an Offering Period for a Participant in the Non-423(b) Plan who would otherwise be subject to Section 409A of the Code shall be extended only to the extent that such extension would not cause a violation under Section 409A of the Code. Anything in the foregoing to the contrary notwithstanding, participation under the Non-423(b) Plan may be suspended, delayed or otherwise deferred for any of the reasons contemplated in this Section 11 only to the extent such suspension, delay or deferral is permitted under U.S. Treas. Reg. §§ 1.409A-2(b)(7), 1.409A-1(b)(4)(ii) or successor provisions, or as otherwise permitted under Section 409A of the Code. As a condition to participating in an Offering, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

SECTION 12. TAXATION AND WITHHOLDING.

(a)	Upon disposition of Shares purchased pursuant to the Plan, the Participant shall pay, or make provision satisfactory to the Committee for payment of, all tax (and similar) withholding that the Committee determines, in its discretion, are required due to the acquisition or disposition, including without limitation any such withholding that the Committee determines in its discretion is necessary to allow the Company and its Affiliates to claim tax deductions or other benefits in connection with the acquisition or disposition.

(b)	To effectuate the foregoing, each Participant with respect to the Section 423(b) Plan shall notify the Company of any disposition of Shares purchased pursuant to the Plan prior to the expiration of the holding periods set forth in Section 423(a) of the Code.

(c)	By participating in the Plan, each Participant authorizes the relevant Participating Affiliate to make appropriate withholding deductions from the Participant’s compensation, which shall be in addition to any payroll deductions made pursuant to Section 6, and to pay such amounts to the tax authorities in the relevant country or countries in order to satisfy any of the above tax liabilities of the Participant under applicable law.

SECTION 13. RULES FOR FOREIGN JURISDICTIONS.

(a)	The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

(b)	The Committee may also adopt rules, procedures or sub-plans applicable to particular Participating Affiliates and the jurisdiction(s) to which they are subject, which sub-plans may be designed to be outside the scope of Code Section 423 and which are intended to comply with the tax, employment and/or Securities laws of such jurisdiction(s). The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 4(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. To the extent inconsistent with the requirements of Section 423, such sub-plan shall be considered part of the Non-423(b) Plan, and rights granted thereunder shall not be considered to comply with Code Section 423.

SECTION 14. GENERAL PROVISIONS.

(a)	Amendments. The Board may, from time to time, alter, amend, suspend, discontinue or terminate the Plan or any portion thereof; provided, however, that no such action of the Board may, without the requisite stockholder approval, make any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement, including for this purpose, any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act or Sections 423 and 424 of the Code. In addition, the Committee may, from time to time, amend the Plan or any portion thereof, in each case, to (i) cure any ambiguity or to correct or supplement any provision of the Plan which may be defective or inconsistent with any other provision of the Plan or (ii) make any other provisions in regard to matters or questions arising under the Plan which the Committee may deem necessary or desirable and which, in the judgment of the Committee, is not material; provided, however, that no such action of the Committee may, without the requisite stockholder approval, make any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement, including for this purpose, any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act or Sections 423 and 424 of the Code.

(b)	No Right to Employment. Eligibility to participate in this Plan shall not be construed as giving a Participant the right to be retained in the employment of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan.

(c)	No Rights as Stockholder. Subject to the provisions of the Plan, no Participant or holder or beneficiary of any purchase shall have any rights as a stockholder with respect to any Shares to be purchased under the Plan until he or she has become the holder of such Shares.

(d)	Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to purchases under the Plan will be used for general corporate purposes.

(e)	Severability. If any provision of the Plan becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person, or would disqualify the Plan or any purchase under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

(f)	Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware without giving effect to the conflict of law principles thereof.

(g)	Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(h)	Information Provided to Participants. The Company shall provide financial statements to Participants at least annually and such other information as may be required by law.

SECTION 15. CODE SECTION 409A.

The Section 423(b) Plan is exempt from the application of Section 409A of the Code. The Non-423(b) Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that participation in the Plan or the payment, settlement or deferral of purchases under the Plan is subject to Section 409A of the Code, the participation in the Plan shall be performed in a manner that will comply with Section 409A of the Code, including the final regulations and other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of the Non-423(b) Plan that would cause the participation in the Plan and the purchase of Shares thereunder to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which amendment may be made on a retroactive basis, in accordance with the final regulations and guidance issued under Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if any actions taken under the Plan that are intended to be exempt from, or compliant with, Section 409A of the Code are not so exempt or compliant.

SECTION 16. TERM OF THE PLAN.

(a)	Restatement Effective Date. The effective date of this amended and restated Plan is May 27, 2010 (the “Restatement Effective Date”), conditioned upon approval of the Plan by stockholders at the annual meeting of stockholders of the Company held on such date as provided in Section 423(b)(2) of the Code and the regulations thereunder.

(b)	Expiration Date. Unless earlier terminated pursuant to Section 10 or Section 14(a) above, the Plan, as amended and restated, shall terminate on the tenth anniversary of the Restatement Effective Date. Notwithstanding the foregoing, the Plan shall terminate, if earlier, coincident with the completion of any Offering under which the limitation on the total number of shares in Section 4(a) above has been reached.

Appendix D

The NASDAQ OMX Group, Inc.

2010 Executive Corporate Incentive Plan

(Effective January 1, 2010)

Article 1.    Establishment and Purpose

1.1 Establishment of the ECIP. The NASDAQ OMX Group, Inc., a Delaware corporation (the “Company” or “NASDAQ OMX”), hereby establishes The NASDAQ OMX Group, Inc. Executive Corporate Incentive Plan (the “ECIP”).

1.2 Approval. Upon approval by the Board of Directors, the ECIP shall be effective as of January 1, 2010 (the “Effective Date”) and shall remain in effect until terminated by the Board. Notwithstanding anything herein to the contrary, the ECIP shall be null and void if it is not approved, in a separate affirmative vote of the holders of at least a majority of the shares of the common stock of the Company cast, in person or by proxy, at the first shareholders’ meeting to occur in 2010. Once such approval is obtained, if applicable, the ECIP shall be fully effective as of the Effective Date.

1.3 Purpose. The purpose of the ECIP is to attract, retain, and motivate key executives by providing cash incentive awards to designated executives of the Company, Subsidiaries, and affiliates. The ECIP is designed to further link an executive’s interests with that of NASDAQ OMX’s shareholders. The ECIP is intended to provide cash incentive awards, contingent upon continued employment and meeting certain Company and individual business unit performance goals, to certain key executives who make substantial contributions to the Company. The ECIP also provides that Awards reflect individual performance, subject to Article 5. Awards paid under the EC1P are intended to qualify as performance based compensation deductible by the Company under the qualified performance based exception to Section 162(m) of the Code.

Article 2.    Definitions

As used in the ECIP, the following terms shall have the meanings set forth below:

2.1 “Award” means the actual award earned during a Plan Year by a Participant, as determined by the Committee following the end of the Plan Year.

2.2 “Board” means the Board of Directors of the Company.

2.3 “Cause” means, unless otherwise defined in an employment agreement between the Participant and the Company, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its affiliates, (ii) the embezzlement or misappropriation of funds or property of the Company or its affiliates by the Participant, or the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, (iii) the willful failure or refusal by the Participant to substantially perform his or her duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant’s incapacity due to Disability), or (iv) the violation by the Participant of any restrictive covenants entered into between the Participant and the Company or the Company’s Code of Conduct.

2.4 “Code” means the Internal Revenue Code of 1986, as amended, and any final treasury regulations promulgated thereunder.

2.5 “Committee” means the Management Compensation Committee of the Board, which Committee has been designated by the Board to, among other things, administer the ECIP. The Committee shall be composed of not less than the minimum number of persons from time to time required by Section 16 and Section 162(m), each of whom, to the extent necessary to comply with Section 16 and Section 162(m) only, is a “Non-Employee Director” and an “Outside Director” within the meaning of Section 16 and Section 162(m), respectively, and the minimum number, if any, required by listing standards of The NASDAQ Stock Market.

2.6 “Company” means The NASDAQ OMX Group, Inc., a Delaware corporation (including any Subsidiaries designated to participate in the ECIP), and any successor thereto.

2.7 “Disability” means, unless otherwise defined in an employment agreement between the Participant and the Company, a disability that would qualify as such under the Company’s then current long-term disability plan.

2.8 “Individual Award” means the target award established for each Participant under Article 5 of the ECIP.

2.9 “Participant” means an active employee of the Company, or a Subsidiary, who is employed in an executive capacity, and designated by the Committee to participate in the ECIP during a Plan Year.

2.10 “Payment Date” means the date upon which an Award shall be paid out in accordance with Article 6.

2.11 “Performance Goals” means the goals selected by the Committee for any Plan Year based upon one or more of the Performance Measures, set forth in Article 5 of the ECIP.

2.12 “Performance Measures” means, unless and until the Committee or Board proposes for shareholder vote and shareholders approve a change in the general Performance Measures set forth herein, the performance criteria upon which the Performance Goal(s) for a particular Performance Period are based; the performance criteria shall be limited to any one or more of the following Performance Measures:

(a)	Earnings before interest and taxes;

(b)	Earnings before interest, taxes, depreciation and amortization;

(c)	Earnings per share of the Company’s common stock (“Share”);

(d)	Non-GAAP earnings per Share;

(e)	Net income or net income from operations or net revenue or net exchange revenue (before or after taxes, and which may take into account or exclude the effect of non-recurring or extraordinary charges and/or expenses);

(f)	Net profit (before or after taxes, and which may take into account or exclude the effect of non-recurring or extraordinary charges and/or expenses);

(g)	Revenue growth;

(h)	Share price;

(i)	Market share;

(j)	Return measures (including without limitation return on assets, net assets, capital, revenue, net revenue, income or net income);

(k)	Cash flow (including without limitation operating cash flow and free cash flow);

(l)	Adherence to budget and/or expense targets;

(m)	Planning accuracy (as measured by comparing planned results to actual results);

(n)	Objectively determinable effectiveness, efficiency or business retention/expansion goals; and

(o)	Business effectiveness survey results.

Any Performance Measure(s) may be used to measure the performance of the Company as a whole or any business unit, division, department or function of the Company or any Subsidiary, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s or period’s results, or to a designated comparison group or company or stock market index, in each case as specified by the Committee.

2.13 “Performance Period” means, in relation to any Award, the Plan Year or other period for which a Participant’s performance is being calculated, with each such period constituting a separate Performance Period.

2.14 “Plan Year” means the Company’s fiscal year, which commences each January 1st and concludes each December 31st.

2.15 “Retirement” means, unless otherwise defined in an employment agreement between the Participant and the Company, a Participant who is eligible to retire from the Company or an Affiliate under the terms of any tax qualified Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such date as of which the Participant has both attained the age of 55 years and has 10 years of employment with the Company and terminates his employment with the Company other than for Cause or death.

2.16 “Subsidiary” has the meaning set forth in Section 424(f) of the Code.

Article 3.    Administration

3.1 The ECIP Administrator. The Committee shall administer the ECIP.

3.2 Administration of the ECIP. The Committee, in its sole discretion, shall determine eligibility for participation in the ECIP, establish the Individual Awards which may be earned by each Participant (which may be expressed in terms of dollar amount, percentage of salary or any other measurement, and which may have, but are not required to have, threshold, target and maximum payouts), establish the terms and conditions of each Award (including the Performance Period and Performance Goal(s) and Performance Measure(s) to be utilized for each Participant, which may be based on individual, Company, Subsidiary and/or business unit performance, calculate, determine and certify each Participant’s level of attainment of such Performance Goals or other terms and conditions, and calculate the Award for each Participant based upon such level of attainment. Except as otherwise herein expressly provided, full power and authority to construe, interpret, and administer the ECIP shall be vested in the Committee, including without limitation to correct any defect, supply any omission or reconcile any inconsistency or conflict in the Plan or any award under the Plan. The Committee has the power to amend or terminate the ECIP as further described herein. The Committee may at any time adopt such rules, regulations, policies, or practices, as, in its sole discretion, it shall determine to be necessary or appropriate for the administration of, or the performance of its respective responsibilities under, the ECIP. The Committee may at any time amend, modify, suspend, or terminate such rules, regulations, policies, or practices.

3.3 Decisions Binding. All determinations and decisions of the Committee as to any disputed question arising under the ECIP, including questions of construction and interpretation, shall be final, binding, and conclusive upon all parties.

3.4 No Liability to Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument related to the ECIP executed by such member or on his or her behalf in his or her capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the ECIP may be allocated or delegated, against any cost or expense (including legal fees, disbursements and other related charges) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the ECIP unless arising out of such person’s own fraud or bad faith.

3.4.1 The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4.    Eligibility and Participation

4.1 Eligibility. Only active employees of the Company and its participating Subsidiaries who are employed in an executive capacity may be eligible to participate in the ECIP and receive Awards hereunder.

4.2 Participation. Only eligible individuals who are chosen and designated by the Committee to participate in the ECIP with respect to any given Plan Year or other Performance Period may participate in the ECIP for that Plan Year or other Performance Period. The Chief Executive Officer (“CEO”) of the Company, and such other persons as the CEO may designate, shall recommend to the Committee employees (who may include such recommending person) for selection as Participants. Such designated employees shall be so notified in writing or via electronic communication, as soon as is practicable after selection. The Committee may add to or delete individuals from the list of designated Participants at any time and from time to time, at its sole discretion.

4.3 No Right to Participate. No Participant shall at any time have a right to be selected for participation in the ECIP for any Performance Period, despite having previously participated in the ECIP.

Article 5.    Award Determination

5.1 Targets, In General. At the beginning of each Performance Period, but not later than the 90 th day of the Performance Period, the Committee shall establish Individual Awards for each Participant, payment of which shall be conditioned upon satisfaction of specific Performance Goals for the Performance Period established by the Committee in writing in advance of the Performance Period, or within such period as may be permitted by regulations issued under Section 162(m) of the Code. Notwithstanding the foregoing, for any Performance Period of less than one year, the Committee shall take the foregoing actions prior to the lapse of 25% of the Performance Period. The payment of an Award, if any, shall be based upon the degree of achievement of the Performance Goals; provided, however, that the Committee may, in its sole discretion, reduce some or all of the amount which would otherwise be payable with respect to an Award. The Committee shall not use its discretionary authority to increase, directly or indirectly, the amount of a payment to any Participant above the maximum Individual Award awarded for such Performance Period.

5.1.1 The Committee, its sole discretion, may also establish such other additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any Award. Such additional restrictions or conditions shall be established no later than the date the Committee determines the Performance Goal(s) for a Performance Period. Such additional restrictions or conditions need not be performance-based and may include, among other things, the receipt by a Participant of a specified annual performance rating, a vesting requirement of continued employment by the Participant until a date which may be beyond the end of a Performance Period, and/or the achievement of specified performance goals by the Company, business unit or Participant.

5.2 Performance Goals. The Performance Goals established by the Committee for a Performance Period shall be based on one or more Performance Measures.

5.2.1 The Committee is authorized, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for a Performance Period to include or exclude the effect of any one or more of the following occurrences that occur during a Performance Period:

(a)	asset write-downs;

(b)	significant litigation or claim judgments or settlements;

(c)	the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules affecting reported results;

(d)	any reorganization and restructuring programs, including without limitation the internal restructuring of departments or units or functions within the Company that significantly affect expense and/or budget targets upon which a Performance Measure is based;

(e)	extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year or period;

(f)	acquisitions, divestitures or sales of significant assets;

(g)	any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(h)	foreign exchange gains and losses; and

(i)	a change in the Company’s fiscal year.

Such inclusion or exclusion shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

5.2.2 In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

5.3 Payment of Awards. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentage of the Individual Award, which may be payable based upon the degree of attainment of the Performance Goals during the Plan Year. If the minimum Performance Goals established by the Committee are not met, no payment will be made to any Participant. To the extent that the minimum or target Performance Goals are satisfied or surpassed, and upon written certification by the Committee that the Performance Goals have been satisfied to a particular extent, payment of the Award shall be made in accordance with the prescribed formula based upon a percentage of the Individual Award unless the Committee determines, in its sole discretion, to reduce the payment to be made.

5.4 Maximum Award. The maximum Individual Award payable to any Participant for any Performance Period of one year or more shall not exceed the greater of 3% of the Company’s before tax net income or $3 million. The foregoing maximum annual limit shall be prorated with respect to any individual Award payable with respect to a Performance Period that is shorter than one year.

Article 6.    Payment of Awards

6.1 Form and Timing of Payment. Each Participant’s Award shall be paid in one (1) lump sum cash payment, no later than March 15 after the close of the Plan Year in which the Performance Period with respect to the Award ends (such date being hereinafter referred to as the “Payment Date”).

6.1.1 Notwithstanding Section 6.1 above, in the event the Committee had, at the time the Award was made, imposed a vesting requirement of continued employment until a specified date after the Performance Period before the Award can be paid, the Award shall be paid as soon as practicable after the last to occur of (i) the Payment Date described in Section 6.1, or (ii) the vesting date, but in no event later than March 15 following the close of the Plan Year in which the later of (i) or (ii) occurs.

6.2 Unsecured Interest. No Participant or any other party claiming an interest in amounts earned under the ECIP shall have any interest whatsoever in any specific asset of the Company. To the extent that any party acquires a right to receive payments under the ECIP, such right shall be equivalent to that of an unsecured general creditor of the Company.

6.3 Active Employment. Except as provided in Article 7, no Award shall be paid to any Participant who is not an active employee of the Company or one of its Subsidiaries on the last day of the applicable Performance Period and on the Payment Date or such later date as established in accordance with paragraph 6.1.1.

Article 7.    Termination of Employment

7.1 Termination of Employment Due to Death, Disability, or Retirement. In the event a Participant’s employment is terminated by reason of death, Disability, or Retirement, the Award determined in accordance with Section 5.3 herein shall be reduced to reflect partial participation during the Performance Period through the date of such termination, provided and subject to the Committee’s certification that, with respect to a termination of employment due to Retirement, the applicable Performance Goal(s) for the Performance Period have been met. A reduced Award shall be determined by multiplying said Award by a fraction: the numerator of which shall be the number of days of employment in the Performance Period through the date of employment termination, and the denominator of which shall be the total number of days in the Performance Period. In the case of a Participant’s Disability, the employment termination shall be deemed to have occurred on the date that the Committee determines the Participant to be Disabled. The reduced Award thus determined shall be paid on the Payment Date with respect to the Performance Period as to which such Award relates to the Participant or his beneficiary in accordance with Article 9 hereof.

7.2 Termination of Employment for Other Reasons. In the event a Participant’s employment is terminated for any reason other than death, Disability, or Retirement all of the Participant’s rights to an Award for the Performance Period then in progress shall be forfeited. However, the Committee, in its sole discretion, may pay a prorated Award for the portion of the Performance Period that the Participant was employed by the Company, computed as determined by the Committee, provided and subject to the Committee’s certification that the Applicable Performance Goal(s) for the Performance Period have been met. The reduced Award thus determined shall be paid on the Payment Date with respect to the Performance Period as to which such Award relates. Notwithstanding the foregoing, in the event a Participant is terminated for Cause, the Participant shall in all events forfeit any Award not already paid.

Article 8.    Rights of Participants

8.1 Employment. The Company intends that the Awards provided under the ECIP be a term of employment and a part of each Participant’s compensation. Participation in the ECIP shall not constitute an agreement (a) of the Participant to remain in the employ of and to render his/her services to the Company, or (b) of the Company to continue to employ such Participant, and the Company may, subject to any applicable employment agreement, terminate the employment of a Participant at any time with or without cause.

8.2 Nontransferability. No right or interest of any Participant in the ECIP shall be assignable or transferable, or subject to any lien, directly, by operation of law or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, and bankruptcy.

Article 9.    Beneficiary Designation and Payment to Persons Other Than the Participant

9.1 Beneficiary Designation. Each Participant under the ECIP may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the ECIP is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

9.2 Incapacity. If the Committee shall find that any person to whom any amount is payable under the ECIP is unable to care for his affairs because of incapacity, illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefore has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its sole discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefore.

Article 10.    Amendments

The Committee may amend, suspend or terminate the ECIP at any time; provided that no amendment may be made without the approval of the Company’s shareholders if the effect of such amendment would be to cause outstanding or pending Awards to cease to qualify for the performance-based compensation exception to Section 162(m) of the Code. Notwithstanding the foregoing or any provision of the ECIP to the contrary, the Committee may at any time (without the consent of the Participant) modify, amend or terminate any or all provisions of this ECIP to the extent necessary to ensure that payments under the ECIP are not “deferred compensation” subject to Section 409A of the Code (or, alternatively, conform to the requirements of Section 409A of the Code).

Article 11.    Miscellaneous

11.1 Governing Law. The validity, construction, and effect of the ECIP and any rules and regulations relating to the ECIP and any Award shall be determined in accordance with the laws of the State of Delaware without giving effect to the conflict of law principles thereof.

11.2 Withholding Taxes. The Company shall deduct from all payments under the ECIP any Federal, state, local or other taxes required by law to be withheld with respect to such payments.

11.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular, and the singular shall include the plural.

11.4 Severability. In the event any provision of the ECIP shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the ECIP, and the ECIP shall be construed and enforced as if the illegal or invalid provision had not been included.

11.5 Rights Not Transferable. A Participant’s rights under the ECIP may not be assigned, pledged or otherwise transferred except, in the event of the Participant’s death, to the Participant’s designated beneficiary or, in the absence of such a designation, by will or by the laws of descent and distribution.

11.6 Costs of the ECIP and Unfunded Plan. All costs of implementing and administering the ECIP shall be borne by the Company. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the ECIP. Nothing contained in the ECIP, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the ECIP, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the ECIP.

The ECIP is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

11.7 Retirement Plans and Welfare Benefit Plans. Except as specified in the employee benefit plan in question, Awards under the ECIP will not be included as “compensation” for purposes of the Company’s retirement plans (both qualified and nonqualified) or welfare benefit plans.

11.8 Nonexclusively. The adoption of the ECIP shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements, as it may deem desirable for any Participant.

11.9 Successors. All obligations of the Company under the ECIP with respect to Individual Awards and Awards granted hereunder shall be binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

11.10 Interpretation. The ECIP, the Individual Awards, and Awards are designed and, to the extent determined by the Committee, in its sole discretion, intended to comply with Code Section 162(m) and all provisions hereof, shall be construed in a manner to so comply.

Appendix E

CERTIFICATE OF DESIGNATION

OF SERIES A CONVERTIBLE PREFERRED STOCK

OF

THE NASDAQ OMX GROUP, INC.

The NASDAQ OMX Group, Inc. (the “Company”) certifies that pursuant to the authority contained in its Restated Certificate of Incorporation (the “Certificate of Incorporation”) and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company (the “Board”), acting by unanimous written consent, has duly adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

WHEREAS, the Certificate of Incorporation authorizes 30,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), issuable from time to time in one or more series; and

WHEREAS, the Certificate of Incorporation authorizes the Board to provide by resolution for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED, that a series of Preferred Stock with the powers, designations, preferences and rights and the qualifications, limitations and restrictions thereof, as provided herein, is hereby authorized and established as set forth in the following Certificate of Designation of Series A Convertible Preferred Stock (this “Certificate of Designation”):

Section 1. Number; Designation; Rank.

(a) This series of convertible Preferred Stock is designated as the “Series A Convertible Preferred Stock” with par value $0.01 per share (the “Series A Preferred Stock”). The number of shares constituting the Series A Preferred Stock is 2,000,000 shares.

(b) The Series A Preferred Stock ranks, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company:

(i) senior in preference and priority to the common stock of the Company, par value $0.01 per share (the “Common Stock” or the “Junior Securities”); and

(ii) on parity, without preference and priority, with each other class or series of preferred stock of the Company (collectively, the “Parity Securities”).

Section 2. Dividends. Commencing on the Shareholder Vote Date, and provided that a mandatory conversion pursuant to Section 5(a) shall not have occurred on such date, and so long as any shares of the Series A Preferred Stock remain outstanding, the Company shall pay to holders of then outstanding shares of Series A Preferred Stock cumulative dividends, accrued with respect to each share of Series A Preferred Stock on the Liquidation Preference on a daily basis and compounded quarterly, at a per annum rate equal to 12%, which shall be accreted to, and increase, the outstanding Liquidation Preference in arrears on the last day of March, June, September and December of each year (each, a “Dividend Payment Date”), commencing on the first Dividend Payment Date immediately succeeding the Shareholder Vote Date. For the avoidance of doubt, with respect to any provision of this Certificate of Designation that provides for dividends to be paid and/or to cease to accrue upon the occurrence of a specified event, dividends shall accrue through and including the day immediately preceding the day as of which such event occurs.

Section 3. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, each share of Series A Preferred Stock entitles the holder thereof to receive and to be paid out of the assets of the

Company available for distribution, before any distribution or payment may be made to a holder of any Junior Securities, an amount of Ten U.S. Dollars ($10.00) plus any accrued and unpaid dividends thereon in funds consisting of cash or cash equivalents (collectively, the “Liquidation Preference”).

(b) If upon any such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution are insufficient to pay in full the holders of Series A Preferred Stock the amount to which they are entitled pursuant to Section 3(a) above and the holders of all Parity Securities the full liquidation preferences to which they are entitled, the holders of Series A Preferred Stock and such Parity Securities will share ratably in any such distribution of the assets of the Company in proportion to the full respective amounts to which they are entitled.

(c) For the purposes of this Section 3, a Fundamental Change (in and of itself) shall be deemed not to be a liquidation, dissolution or winding-up of the Company subject to this Section 3 (it being understood that an actual liquidation, dissolution or winding up of the Company in connection with a Fundamental Change will be subject to this Section 3).

Section 4. Voting Rights. So long as any shares of Series A Preferred Stock are outstanding, the Company may not amend, modify or waive (by merger, consolidation or otherwise) the provisions of the Certificate of Incorporation, the Company’s bylaws or this Certificate of Designation in a way that would adversely affect the rights, preferences or privileges of the Series A Preferred Stock without the prior vote or written consent of holders representing at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a separate class; provided, however, that any (i) amendment (A) reducing the dividend rate, rate of accretion or manner of payment of dividends or (B) the definitions of the Dividend Payment Date, the Mandatory Redemption Date, the Liquidation Preference, the Fundamental Change Redemption Amount, the Settlement Rate or any of the defined terms used therein, (ii) increase in the number of authorized shares of Series A Preferred Stock or split, reverse split, subdivision, reclassification (other than resulting from a Fundamental Change) or combination of the Series A Preferred Stock or (iii) change to Section 3(a) or 3(b) or this Section 4 shall require the written consent of 75% of the then outstanding shares of Series A preferred Stock, voting together as a single class.

Section 5. Conversion.

Each share of Series A Preferred Stock is convertible into shares of Common Stock as provided in this Section 5.

(a) Mandatory Conversion. The Company shall seek such approval of the holders of the Company’s Common Stock as may be required under law or the primary exchange listing standards applicable to the Company to permit the conversion of the Series A Preferred Stock into shares of Common Stock at the regularly scheduled 2010 annual meeting of the shareholders of the Company or at such earlier date as the Company and a majority of the holders of the Series A Preferred Stock may agree (such approval, the “Shareholder Approval” and such meeting, the “Annual Meeting”). On the date on which the Shareholder Approval is obtained (the “Conversion Date”), each of the Series A Preferred Stock will automatically, and without any further action required by any holder, be converted into a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock determined by dividing the Liquidation Preference by the Reference Price (the “Settlement Rate”); provided that, for purposes of this Section 5(a), (i) if the Reference Price is less than the Floor Price, then the Settlement Rate will be the Liquidation Preference divided by the Floor Price, and (ii) if the Reference Price is greater than the Ceiling Price, then the Settlement Rate will be the Liquidation Preference divided by the Ceiling Price, in each case, with the Floor Price and the Ceiling Price being subject to appropriate adjustments set forth in Section 5(d) below.

(b) Fractional Shares. No fractional shares of Common Stock will be issued upon conversion of the Series A Preferred Stock. In lieu of fractional shares, the Company shall, with respect to each fractional share otherwise deliverable (and subject to the next sentence), deliver a whole share of Common Stock or pay cash (subject to compliance with all laws, rules and regulations applicable to the Company (and including, for the avoidance of doubt, any Exchange listing requirements then applicable to the Company) and any debt instruments the Company is then party to, including the Credit Agreement, dated as of February 27, 2008, among the Company, as borrower, the lenders party thereto, JP Morgan Chase, N.A., as syndication agent, and Bank of America, N.A., as administrative agent, collateral agent, swingline lender and issuing bank), as in effect on the date of this Certificate of Designation (the “Credit Agreement”). If more than one share of Series A Preferred Stock is being converted at one time by the same holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of shares of Series A Preferred Stock converted by such holder at such time.

(c) Mechanics of Conversion.

(i) In the event of mandatory conversion pursuant to Section 5(a), the Company shall deliver as promptly as practicable (but in no event later than three (3) Business Days after the Conversion Date) written notice to each holder of the Series A Preferred Stock specifying: (A) the Conversion Date; (B) the number of shares of Common Stock to be issued in respect of each share of Series A Preferred Stock that is converted; and (C) the place or places where the shares are to be surrendered for issuance of shares of Common Stock, which date shall be as soon as practicable following the Conversion Date.

(ii) As promptly as practicable (but in no event later than three (3) Business Days) following the later of the Conversion Date and the delivery by a holder thereof of the Series A Preferred Stock to the Company, the Company shall issue and deliver to such holder a number of shares of Common Stock to which such holder is entitled, together with a check or cash for payment of fractional shares, if any, in exchange for the shares of Series A Preferred Stock. Such conversion will be deemed to have been made on the Conversion Date, and the person (as defined in Section 7) entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such Conversion Date. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon conversion.

(iii) The Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock issuable upon conversion as set forth in this Section 5, which shares of Common Stock shall be issued free of any preemptive rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof.

(iv) From and after the Conversion Date, the shares of Series A Preferred Stock converted as of such Conversion Date will no longer be deemed to be outstanding, dividends will cease to accrue on the Series A Preferred Stock, and all rights of the holders of the Series A Preferred Stock will terminate except for the right to receive the number of whole shares of Common Stock issuable upon conversion thereof at the Settlement Rate then in effect and cash or whole shares in lieu of any fractional shares of Common Stock. Any shares of Series A Preferred Stock that have been converted will, after such conversion, be deemed cancelled and retired.

(v) The Company shall comply with all federal and state laws, rules and regulations and applicable rules and regulations of the Exchange on which shares of the Common Stock are then listed. So long as the Common Stock into which the shares of Series A Preferred Stock are then convertible is then listed on an Exchange, the Company shall list and keep listed on such Exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

(vi) Issuances of shares of Common Stock upon conversion of the Series A Preferred Stock shall be made without charge to any holder of shares of Series A Preferred Stock for any issue or transfer tax (other than taxes in respect of any transfer occurring contemporaneously therewith or as a result of the holder being a non-U.S. person) or other incidental expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock in a name other than that of the holder of the Series A Preferred Stock to be converted, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Company the amount of any such tax or has established, to the reasonable satisfaction of the Company, that such tax has been paid.

(d) Adjustments to Floor Price and Ceiling Price. The Floor Price and the Ceiling Price shall be adjusted from time to time by the Company, without duplication with Section 7(g), as follows (each event resulting in such adjustment pursuant to this Section 5(d), an “Adjustment Event”):

(i) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (A) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, each of the Floor Price and the Ceiling Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by multiplying each of the Floor Price and the Ceiling Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding immediately following such action.

(ii) Statement Regarding Adjustments. Whenever either of the Floor Price or the Ceiling Price shall be adjusted as provided in this Section 5(d), the Company shall forthwith file, at the principal office of the Company, a statement showing in reasonable detail the facts requiring such adjustment, and each of the Floor Price or the Ceiling Price that shall be in effect after such adjustment and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series A Preferred Stock at the address appearing in the Company’s records.

Section 6. Redemption.

Each share of Series A Preferred Stock is redeemable as provided in this Section 6.

(a) Mandatory Redemption.

(i) On the fourth (4th) anniversary of the Initial Issuance Date, or, if not a Business Day, the first Business Day thereafter (the “Mandatory Redemption Date”), the Company shall redeem, by payment in cash on such date (subject to the legal availability of funds therefor), all, but not less than all, of the outstanding shares of Series A Preferred Stock at a redemption price per share equal to the Liquidation Preference (the “Mandatory Redemption Price”).

(ii) The Company shall deliver a notice of redemption not less than 10 nor more than 60 days prior to the Mandatory Redemption Date, addressed to the holders of record of the Series A Preferred Stock as they appear in the records of the Company as of the date of such notice. Each notice shall state the following: (A) the Mandatory Redemption Date; (B) the Mandatory Redemption Price; (C) the name of the redemption agent to whom, and the address of the place to where, the shares of Series A Preferred Stock are to be surrendered for payment of the Mandatory Redemption Price; and (D) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accrue on such Mandatory Redemption Date, provided that the Mandatory Redemption Price and the dividends accrued through, and including, the day immediately preceding the Mandatory Redemption Date, shall have been paid on the Mandatory Redemption Date.

(b) Optional Redemption.

(i) If Shareholder Approval at the Annual Meeting is not obtained, all, but not less than all of the shares of the Series A Preferred Stock will become redeemable by the Company, by payment in cash on such applicable date, at the following applicable “Optional Redemption Price”:

(1) 110% of the Liquidation Preference for redemption occurring prior to the first anniversary of the Annual Meeting;

(2) 105% of the Liquidation Preference for redemption occurring on or after the first anniversary but prior to the second anniversary of the Annual Meeting; or

(3) 100% of the Liquidation Preference for redemption occurring on or after the second anniversary of the Annual Meeting.

(ii) If the Company elects to redeem the Series A Preferred Stock pursuant to Section 6(b)(i), the Company shall designate the date on which Optional Redemption Date shall occur by delivering a notice of redemption not less than 10 nor more than 30 Business Days prior to the Optional Redemption Date, addressed to the holders of record of the Series A Preferred Stock as they appear in the records of the Company as of the date of such notice. Each notice must state the following: (A) the Optional Redemption Date; (B) the Optional Redemption Price; (C) the name of the redemption agent to whom, and the address of the place to where, the Series A Preferred Stock are to be surrendered for payment of the Optional Redemption Price; and (D) that dividends, if any, on the shares of Series A Preferred Stock to be redeemed will cease to accrue on such Optional Redemption Date; provided that the Optional Redemption Price and dividends accrued through, and including, the day immediately preceding the Optional Redemption Date shall have been paid on the Optional Redemption Date.

(c) Redemption Upon a Fundamental Change.

(i) No later than fifteen (15) Business Days after the occurrence of a Fundamental Change, the Company shall notify (such notice, the “Fundamental Change Notice”) of such occurrence each of the holders of record of the Series A Preferred Stock as they appear in the records of the Company as of the date of the Fundamental Change Notice. Upon the occurrence of a Fundamental Change, any holder of the Series A Preferred Stock may elect to require the Company (subject to the Company’s compliance with the Credit Agreement) to redeem the Series A Preferred Stock held by such holder at an amount per share of Series A Preferred Stock equal to 101% of the Liquidation Preference (the “Fundamental Change Redemption Amount”) by delivering a notice of redemption to the Company not less than 10 nor more than 30 Business Days (subject to extension to comply with applicable law) following the delivery of the Fundamental Change Notice to such holder; provided that, subject to the limitations below, the Company may elect, solely at its option, to pay the Fundamental Change Redemption Amount in cash or, to the extent permissible under the Exchange listing requirements then applicable to the Company, in shares of Common Stock (or, if applicable, Reference Property in lieu thereof). To the extent that the Company elects to pay the Fundamental Change Redemption Amount in shares of Common Stock, the Company shall, per each share of Series A Preferred Stock, issue a number of shares of Common Stock equal to (or, if applicable and subject to the limitations below, Reference Property received by holders of the Common Stock with respect to shares of Common Stock in the Fundamental Change transaction with Fair Market Value equivalent to) 101% of the Settlement Rate (determined for the purposes of this Section 6(c)(i) (x) by substituting the date of consummation of the Fundamental Change transaction for the Conversion Date and (y) without regard to any Floor Price or Ceiling Price). In lieu of fractional shares, the Company shall, with respect to each fractional share otherwise deliverable (and subject to the next sentence), deliver a whole share of Common Stock or pay cash (subject to compliance with all laws, rules and regulations applicable to the Company (and including, for avoidance of doubt, any Exchange listing requirements then applicable to the Company and any debt instruments the Company is then party to, including the Credit Agreement). As promptly as practicable (but in no event later than two (2) Business Days) following the delivery of the notice of redemption to the Company by a holder, the Company shall redeem such holder’s shares of Series A Preferred Stock requested to be redeemed (the “Fundamental Change Redemption Date”).

(ii) Each Fundamental Change Notice shall state the following: (A) the events causing the Fundamental Change; (B) the date of the Fundamental Change; (C) the last date on which a holder may exercise the redemption right; (D) the Fundamental Change Redemption Amount; (E) the name of the redemption agent to whom, and the address of the place to where, the Series A Preferred Stock are to be surrendered for payment of the Fundamental Change Redemption Amount; and (F) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accrue on such Fundamental Change Redemption Date, provided that the Fundamental Change Redemption Amount and the dividends accrued through, and including, the day immediately preceding the Fundamental Change Redemption Date, shall have been paid on the Fundamental Change Redemption Date.

(iii) If the holders of the Series A Preferred Stock elect to redeem the Series A Preferred Stock pursuant to Section 6(c)(i), the consummation of the redemption and the payment of the Optional Redemption Price shall be subject to the occurrence of the Fundamental Change.

(iv) In the case of any Fundamental Change in connection with which holders of less than all of the shares of Series A Preferred Stock then outstanding elect to be redeemed pursuant to this Section 6(c), the Company or the entity formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Company’s shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent documents to establish such rights and to ensure that the dividend, voting and other rights of the holders of Series A Preferred Stock established herein are unchanged, except as required by applicable law. The certificate or articles of incorporation or other constituent documents shall provide for adjustments, which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent documents, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6(c). Lawful provision shall be made as part of the terms of such Fundamental Change to effect the foregoing.

Section 7. Additional Definitions. For purposes of this Certificate of Designation, the following terms shall have the following meanings:

(a) “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or obligated to close.

(b) “Ceiling Price” means 120% of the Fair Market Value of Common Stock as of the Initial Issuance Date.

(c) “Daily VWAP” for (i) the Common Stock means the per share volume-weighted average price on The NASDAQ Global Select Market as displayed under the heading “Bloomberg VWAP” on Bloomberg page “NDAQ.UQ <equity> AQR” (or any successor page thereto) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day and (ii) other security traded or quoted on an Exchange means the per share volume-weighted average price on such Exchange; provided that, in each case, (A) if such volume-weighted average price is unavailable, the market value of one share of the Common Stock or such other security on such Trading Day as determined in a commercially reasonable manner by the Board using a volume-weighted method and (B) Daily VWAP will be determined without regard to after hours trading or any other trading outside of the regular trading session.

(d) “Deemed Conversion Ratio” means, with respect to any particular date of determination, a ratio determined by dividing the Liquidation Preference as of the date as of which such determination is made by the Fair Market Value of Common Stock on the date as of which such determination is made.

(e) “Exchange” means, with respect to the Common Stock, The NASDAQ Stock Market or any successor thereto or any other national securities exchange on which the Common Stock is listed and, with respect to other security that is listed on a national securities exchange, such exchange.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(g) “Fair Market Value” of any asset on any date of determination means the fair market value thereof as determined in good faith by the Company assuming a willing buyer and a willing seller in an arms’-length transaction; provided that with respect to any Common Stock or other security traded or quoted on an Exchange, the Fair Market Value shall be the average of the Daily VWAP of such security on such Exchange over a ten (10) consecutive Trading Day period, ending on the Trading Day immediately prior to the date of determination (appropriately adjusted for any Adjustment Event effected in such ten (10) consecutive Trading Day period).

(h) “Floor Price” means 80% of the Fair Market Value of Common Stock as of the Initial Issuance Date.

(i) “Fundamental Change” means the occurrence of any of the following:

(i) any person or group, other than the Company, its subsidiaries or the employee benefit plans of the Company or any such subsidiary, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, through purchase, merger or other acquisition transaction, of (A) 50% or more of the Common Stock or (B) shares of the Company’s capital stock entitling such person or group to exercise 50% or more of the total voting power of all shares of the Company’s capital stock that are entitled to vote generally in the election of directors;

(ii) consummation of any share exchange, exchange offer, tender offer, consolidation, merger or similar business combination of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to any person other than one of the Company’s subsidiaries; or

(iii) the directors who were members of the Board on the date of this Certificate of Designation (the “Continuing Directors”), or who become directors subsequent to such date and whose election, appointment or nomination for election by the shareholders of the Company is duly approved by a majority of the Continuing Directors on the Board at the time of such approval, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the entire Board in which such directors are named as nominees for directors, cease to constitute at least a majority of the Board.

(j) “group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

(k) “hereof,” “herein” and “hereunder” and words of similar import refer to this Certificate of Designation as a whole and not merely to any particular clause, provision, section or subsection.

(l) “Initial Issuance Date” means the date on which the first share of Series A Preferred Stock was issued.

(m) “Market Disruption Event” means (a) a failure by the primary exchange or quotation system on which the Common Stock trades or is quoted, as the case may be, to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m. New York City time, on any Trading Day for the Common Stock for an aggregate one-half hour period of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock or in any options, contracts or future contracts relating to the Common Stock.

(n) “Nasdaq” means The NASDAQ Stock Market or any successor thereto.

(o) “person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government, any agency or political subdivisions thereof or other “person” as contemplated by Section 13(d) of the Exchange Act.

(p) “Reference Price” means, with respect to the Conversion Date, the Fair Market Value of Common Stock as of such date.

(q) “Reference Property” means cash, cash equivalents or publicly traded securities.

(r) “Shareholder Vote Date” means the date on which the results of the shareholder vote occurring pursuant to Section 5(a) are determined.

(s) “Trading Day” means a day during which trading in the Common Stock generally occurs and there is no Market Disruption Event.

Section 8. Miscellaneous. For purposes of this Certificate of Designation, the following provisions shall apply:

(a) Status of Cancelled Shares. No share or shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all of such shares shall be cancelled, retired and eliminated from the shares that the Company is authorized to issue.

(b) Severability. If any right, preference or limitation of the Series A Preferred Stock set forth in this Certificate of Designation (as such Certificate of Designation may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate of Designation (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

(c) Impairment of Series A Preferred Stock. The Company shall not, by amendment of the Certificate of Incorporation or this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but shall at all times in good faith assist in the carrying out of all of the provisions or this Certificate of Designation and in taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against impairment.

(d) Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

[Rest of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed by a duly authorized officer of the Company as of October 1, 2009.

THE NASDAQ OMX GROUP, INC.

By:	/s/ Joan C. Conley
Name:	Joan C. Conley
Title:	Corporate Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to annual meeting day.

INTERNET http://www.proxyvoting.com/ndaq Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO# Fulfillment#
72468 72539

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please mark your votes as indicated in this example	☒

ITEM 1. Election of Directors.	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Urban Bäckström 02 H. Furlong Baldwin 03 Michael Casey 04 Lon Gorman 05 Robert Greifeld 06 Glenn H. Hutchins 07 Birgitta Kantola 08 Essa Kazim	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	09 John D. Markese 10 Hans Munk Nielsen 11 Thomas F. O’Neill 12 James S. Riepe 13 Michael R. Splinter 14 Lars Wedenborn 15 Deborah L. Wince-Smith	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐	ITEM 2. ITEM 3. ITEM 4. ITEM 5. ITEM 6. ITEM 7.

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

APPROVE AMENDED AND RESTATED NASDAQ OMX EQUITY INCENTIVE PLAN

APPROVE AMENDMENT TO NASDAQ OMX EQUITY INCENTIVE PLAN TO ALLOW ONE-TIME STOCK OPTION EXCHANGE PROGRAM

APPROVE AMENDED AND RESTATED NASDAQ OMX EMPLOYEE STOCK PURCHASE PLAN

APPROVE NASDAQ OMX 2010 EXECUTIVE CORPORATE INCENTIVE PLAN

APPROVE CONVERSION OF SERIES A PREFERRED STOCK INTO COMMON STOCK

									☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐

									Mark Here for Address Change or Comments SEE REVERSE		☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your NASDAQ OMX account online.

Access your The NASDAQ OMX Group, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for The NASDAQ OMX Group, Inc., now makes it easy and convenient to get current information on your shareholder account.

•View account status	•View payment history for dividends
•View certificate history	•Make address changes
•View book-entry information	•Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report/Form 10-K and Proxy Statement on the Internet at: http://www.proxyvoting.com/ndaq

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

THE NASDAQ OMX GROUP, INC.

The undersigned hereby appoints Edward S. Knight and Joan C. Conley, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all NASDAQ OMX securities which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held May 27, 2010 at 9:00 a.m., local time at NASDAQ OMX MarketSite, Four Times Square, New York, New York 10036, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments	BNY MELLON SHAREOWNER SERVICES
(Mark the corresponding box on the reverse side)	P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

WO#	Fulfillment#
72468	72539

PRINT AUTHORIZATION To commence printing on this proxy card please sign, date and fax this card to: 201-369-9711 SIGNATURE: DATE: (THIS BOXED AREA DOES NOT PRINT)